1999
ANNUAL REPORT

                                   [LOGO]
                                   RSI RETIREMENT TRUST

                                   CORE EQUITY FUND
                                   VALUE EQUITY FUND
                                   EMERGING GROWTH EQUITY FUND
                                   INTERNATIONAL EQUITY FUND
                                   ACTIVELY MANAGED BOND FUND
                                   INTERMEDIATE-TERM BOND FUND
                                   SHORT-TERM INVESTMENT FUND


                                   BROKER/DEALER
                                   [LOGO]
                                   RETIREMENT SYSTEM
                                   Distributors Inc.

                                   317 Madison Avenue
                                   New York, NY 10017-5397

TABLE OF CONTENTS
------------------------------------------------------

President's Message..............................    1
Investment Review................................    2
Combined Financial Statements....................   22
Financial Statements of Investment Funds.........   24
    Core Equity Fund.............................   24
    Value Equity Fund............................   28
    Emerging Growth Equity Fund..................   32
    International Equity Fund....................   37
    Actively Managed Bond Fund...................   43
    Intermediate-Term Bond Fund..................   49
    Short-Term Investment Fund...................   55
Notes to Financial Statements....................   60
Independent Auditor's Report.....................   78
Change in Independent Accountants................   79
Annual Meeting Results...........................   80
Officers, Consultants, Investment Managers and
  Custodians.....................................   81
Board of Trustees................................   82

[LOGO]
is a registered trademark of Retirement System Group Inc.

                 PRESIDENT'S MESSAGE
                 To Our Unitholders:

                 During fiscal year 1999, the conditions that have predominated over the past several years -- moderate to strong economic growth, low inflation rates, favorable interest rates and substantial investment in mutual funds -- continued, resulting in another solid year for the stock market in general and RSI Retirement Trust funds in particular.

                     In fact, the three domestic equity funds posted superior
                 net returns, significantly outperforming their respective Lipper benchmarks for the one-year period ended September 30, 1999. The top performing fund for the period -- the Emerging Growth Equity Fund -- posted a 47.47% return, besting its Lipper benchmark by more than 20 percentage points. The Core Equity Fund returned 33.86%, outperforming its Lipper benchmark by more than 13 percentage points, and the Value Equity Fund achieved a return of 27.97%, exceeding its benchmark's return by more than seven percentage points. During this same period, the S&P 500, which reflects the performance of the broad equity market, returned 27.68%. On the fixed-income side of the Trust, the two bond funds also outperformed their benchmarks, though their returns were modest. For the longer time period of five years, the funds also turned in solid performances, with five of the seven funds exceeding their Lipper benchmarks.

                     During the first quarter of 1999, the Board of Trustees
                 changed managers on two funds that were not performing up to our expectations. On February 8, 1999, Retirement System Investors Inc. was appointed to manage a portion of the Emerging Growth Equity Fund's assets, with the remainder of the assets given to the existing fund manager, HLM Management Company, Inc. Effective March 1, 1999, the Board named the Bank of Ireland Asset Management (U.S.) Limited as manager of the International Equity Fund. We expect these changes will have positive results on the future investment performances of both funds.

                     On behalf of the Board of Trustees, I would like to thank
                 our unitholders for choosing RSI Retirement Trust to help meet your retirement savings objectives. Please feel free to call me at 212-503-0101 if you would like to discuss any part of this Annual Report.

                                               Sincerely,

                                               /s/ William Dannecker

                                               William Dannecker
                                               President and Trustee

                                               November 11, 1999

                 INVESTMENT REVIEW
                 CORE EQUITY FUND

                 The Core Equity Fund seeks capital appreciation over the long term. The Fund invests in a broadly diversified group of high-quality, medium to large companies which the manager, Retirement System Investors Inc., believes to be reasonably valued relative to their earnings growth potential.

                 MARKET ENVIRONMENT

                 During fiscal year 1999, growth stocks outperformed value stocks, with technology stocks dramatically outperforming all other sectors of the stock market, as technology earnings outpaced the typical stock and the market proved willing to pay expanding multiples for those earnings. For the calendar quarter ended June 30, value stocks, especially economically sensitive cyclical stocks, outperformed large cap growth stocks as investors acknowledged the likely benefits to those companies of recovering emerging markets, though investor interest in this prospect did not sustain itself.

                     The technology sector of the S&P 500 returned 80.5% during the fiscal year. Other strong performing sectors were: consumer cyclicals, up 34.6%; capital goods, up 36.9%; and communications services, up 32.7%. The worst performing sectors were utilities, down 5.0%; healthcare, up 1.8%; transportation, up 2.7%; and consumer staples, up 4.2%. Performance and valuation metrics of the S&P 500 itself were in large part dominated by large cap, high price/earnings ratio, stocks.

                     The Federal Reserve Board, as expected, increased
                 short-term interest rates twice, reversing two of the three easings which accompanied the emerging markets financial crisis of 1998. Interest rates all along the yield curve shifted higher as well, partly due to the Fed action and partly because fixed income investors have become more concerned that inflation may accelerate as the economy continues to expand. EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURING RISK AND RETURN                            CORE EQUITY  S&P 500
CORE EQUITY FUND VS S&P 500
FOR 10-YEAR PERIOD ENDED 9/30/99
RETURN                                                    15.94%   16.82%
RISK                                                      12.69%   13.10%
THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL
TOTAL RETURN AND THE RISK (AS MEASURED BY THE
STANDARD DEVIATION) OF THE CORE EQUITY FUND AND
THE STANDARD & POOR'S 500 INDEX FOR THE TEN-YEAR
PERIOD ENDED 9/30/99. THE S&P 500 INDEX IS AN
UNMANAGED INDEX OF COMMON STOCKS WIDELY USED
AS A MEASURE OF THE BROAD EQUITY MARKET AND IS A
REPRESENTATIVE MARKET INDEX FOR THIS FUND.
STANDARD DEVIATION IS A STATISTICAL MEASURE OF
VOLATILITY OFTEN USED AS A MEASURE OF RISK.
IN GENERAL, THE GREATER THE STANDARD DEVIATION,
THE GREATER THE TENDENCY TO VARY FROM THE AVERAGE
ANNUAL TOTAL RETURN. BY COMPARING THE MAGNITUDE OF
THE STANDARD DEVIATIONS, THE RELATIVE VOLATILITY OF
EACH INVESTMENT CAN BE DETERMINED. A LOWER
STANDARD DEVIATION REFLECTS LOWER VOLATILITY.

                     Generally, during the fiscal year, economies around the
                 world improved as measured by GDP, interest rates and inflation. Emerging economies, whose troubles in places as diverse as Thailand, Brazil and Russia had helped precipitate the financial crisis of confidence so worrisome in late 1998, seemed to regain their equilibrium and again look like they might grow at a greater rate than the more mature economies of Europe, the

                 United States and Japan. Towards the end of the fiscal year, partly due to the recovery of these economies, and partly due to the OPEC cartel, commodity prices stopped falling, and in the case of energy, rebounded significantly.

                     Technological change seems pervasive in the United States
                 and world economies, with changes in the communications infrastructure and the internet beginning to change the way we communicate and the way companies conduct business. This may be showing up in greater labor productivity, and may be one of the reasons why such a full-employment economy hasn't been inflationary. Other likely factors producing the benign economic backdrop of fiscal 1999 were a strong dollar and low commodity prices. Towards the end of the fiscal year, the Japanese yen strengthened considerably versus the dollar, with full consequences yet to be determined, though this will probably make it more difficult for Japan to continue its long, slow climb out of recession.

                     During fiscal year 1999, the Core Fund maintained exposure to such high growth areas of the economy as technology and healthcare, but acknowledging market conditions, continued its efforts, begun last year, to lower the volatility of returns. It did this by increasing the proportion of lower P/E stocks which were "cheaper" on traditional valuation measures such as price/earnings ratios, yield and price to book ratios compared to the larger growth stocks, and which appear more defensive in nature.

                     Relative to the S&P 500, the Core Fund's outperformance was helped by its large exposure to technology, favorable stock selection in financials, and an overweighting in capital goods producers. The Fund's modest weighting in consumer staples outperformed its S&P 500 sector. The Fund's stock selection and weighting in healthcare had a negative effect on performance, as did the Fund's more moderate exposure to consumer cyclicals stocks. The Fund had moderate or no exposure to the underperforming S&P 500 sectors of transportation and utilities.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        CORE EQUITY FUND VS   S&P 500
89                               $10,000.00  $10,000.00
90                                $9,558.82   $9,068.78
91                               $11,429.29  $11,903.00
92                               $12,424.40  $13,219.30
93                               $14,241.19  $14,938.76
94                               $14,687.14  $15,487.99
95                               $19,286.93  $20,086.62
96                               $23,358.20  $24,177.02
97                               $31,426.42  $33,969.60
98                               $32,789.02  $37,064.07
99                               $43,892.11  $47,322.96
Core Equity: $43,892
S&P 500: $47,323
GROWTH OF $10,000
                                CORE EQUITY     S&P 500
1 year                              $13,386     $12,768
3 year                              $18,791     $19,574
5 year                              $29,885     $30,555
10 year                             $43,892     $47,323
CUMULATIVE RETURNS
1 year                               33.86%      27.68%
3 year                               87.91%      95.74%
5 year                              198.85%     205.55%
10 year                             338.92%     373.23%
AVERAGE ANNUAL RETURNS
1 year                               33.86%      27.68%
3 year                               23.40%      25.09%
5 year                               24.48%      25.03%
10 year                              15.94%      16.82%

                 PERFORMANCE RESULTS

                 The Core Equity Fund returned
                 33.86% for the one-year period
                 ended September 30,

                 1999, outperforming the S&P 500 by over six percentage points, 33.86% vs. 27.68% for the same period. The S&P 500 is an unmanaged representative index of the broad equity market. (All market index results that appear in this report are gross, since expenses are not applicable.) For the three, five and ten years ended September 30, 1999, the Core Fund produced average annual returns of 23.40%, 24.48% and 15.94%, respectively, while the S&P 500 posted average annual returns of 25.09%, 25.03% and 16.82% for these same three periods.

                     It should be noted that the Core Equity Fund's annualized
                 return for the ten years ended September 30, 1999, was achieved while taking less risk (as measured by standard deviation) than the S&P 500 (see chart on page 2).

                     The Core Equity Fund returned 33.86% for the one-year
                 period ended September 30, 1999, significantly outperforming the 20.61% of its Lipper benchmark, the Lipper Growth & Income Funds Average, for the same period. For this period, Core ranked in the top 7% of its Lipper grouping (59th out of 859 funds). For the trailing three, five and ten years ended September 30, 1999, the Fund achieved annualized returns of 23.40%, 24.48% and 15.94%, respectively, and outperformed the Lipper benchmark's annualized returns of 17.03%, 18.76% and 13.27% for the same three periods. For all these periods, Core was a strong first quartile performer in the Lipper Growth & Income Funds grouping and ranked in the top 5% for the five-year period and in the top 11% for the three- and ten-year periods. Past performance is not a guarantee of future results.

                 CORE EQUITY FUND VS LIPPER GROWTH AND INCOME FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1999
                 ---------------------------------------------------------------

                                                                                  Annualized
                                                                         ----------------------------
                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------
                        CORE EQUITY FUND(1)                     33.86%   23.40%    24.48%     15.94%
                        Lipper Growth & Income Funds Avg.(2)    20.61    17.03     18.76      13.27

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
                 ---------------------------------------------------------------

                 VALUE EQUITY FUND

                 The Value Equity Fund seeks income and capital appreciation by investing in a diversified portfolio of stocks with a below average price-to-earnings (P/E) ratio and above-average growth prospects. The portfolio typically has a dividend yield that is higher than the market itself. The aim of the portfolio manager, Retirement System Investors Inc., is to produce above-market returns by choosing stocks whose current prices do not adequately reflect their ability to grow earnings and dividends over time. (Retirement System Investors Inc. became the manager of this Fund effective April 1, 1995.)

                 MARKET ENVIRONMENT

                 During fiscal year 1999, value stocks did not keep pace with growth stocks, as the market continued to afford growth stocks extremely high valuations, i.e., to pay high prices by historical standards for each dollar of expected future earnings. Technology stocks, in particular, dramatically outperformed all other sectors of the stock market, as company earnings outpaced the typical stock and the market proved willing to pay expanding multiples for those earnings. This left many more traditional value sectors of the market at relative valuations which were lower, i.e., cheaper on a relative basis, than historical norms. For one quarter, the calendar quarter ended June 30, value stocks, especially economically sensitive cyclical stocks, outperformed as investors acknowledged the likely benefits to those companies of recovering emerging markets, though broad investor interest in this prospect appeared short lived.

                     The Russell 1000 Value Index ("The Russell Index"), a
                 representative market index for this Fund, returned 18.7% for fiscal year 1999. The strongest performing sectors of the Russell Index for the period were technology, returning 37.4%; communications services, up 28.1%; capital goods, up 19.5%; and basic materials, up 15.0%. The sectors which most significantly underperformed the overall Index were utilities, down 8.3%; healthcare, down 6.8%; and transportation, up 1.3%.

                     The Federal Reserve Board, as expected, increased
                 short-term interest rates twice, reversing two of the three easings, which accompanied the emerging markets financial crisis of 1998. Interest rates all along the yield curve shifted higher as well, partly due to the Fed action and partly because fixed income investors have become more concerned that inflation may accelerate as the economy continues to expand.

                     Generally, during the fiscal year, economies around the
                 world improved as measured by GDP, interest rates and inflation. Emerging economies, whose troubles in places as diverse as Thailand, Brazil and Russia had helped precipitate the financial crisis of confidence so worrisome in late 1998, seemed to regain their equilibrium and again look like they might grow at a greater rate than the more mature economies of Europe, the United States and Japan.
                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURING RISK AND RETURN                              VALUE EQUITY  RUSSELL 1000 VALUE
VALUE EQUITY FUND VS
RUSSELL 1000 VALUE INDEX
FOR 10-YEAR PERIOD ENDED 9/30/99
RETURN                                                       13.14%              14.96%
RISK                                                         15.82%              12.97%
THIS CHART COMPARES THE HISTORICAL AVERAGE
ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED
BY THE STANDARD DEVIATION) OF THE VALUE EQUITY
FUND AND THE RUSSELL 1000 VALUE INDEX FOR
THE TEN-YEAR PERIOD ENDED 9/30/99. THE RUSSELL
1000 VALUE INDEX IS A REPRESENTATIVE MARKET
INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND
CHART (P. 2) FOR A DEFINITION OF STANDARD DEVIATION.

                 Towards the end of the fiscal year, partly due to the recovery of these economies, and partly due to the OPEC cartel, commodity prices stopped falling, and in the case of energy, rebounded significantly.

                     Technological change seems pervasive in the American and
                 world economies, with changes in the communications infrastructure and the internet beginning to change the way we communicate and the way companies conduct business. This is as true for old line businesses as well as the very newest. This change may be showing up in greater labor productivity, and may be one of the reasons why such a full-employment economy hasn't been inflationary. Other likely factors in producing the benign economic backdrop of fiscal 1999 were a strong dollar and low commodity prices. Towards the end of the fiscal year, the Japanese yen strengthened considerably versus the dollar, with full consequences yet to be determined, though this will probably make it more difficult for Japan to continue its long, slow climb out of recession.

                     During fiscal year 1999, the Value Fund moderately
                 increased its purchase of stocks that were likely to benefit as the world economy recovered. For instance, the Fund increased its exposure to energy and paper producers. Additionally, the Fund scaled back its exposure to stocks, which had been bought at below market price/ earnings multiples, but which had become more high priced on conventional valuation metrics. Most typically, these were technology and pharmaceutical stocks which were bought at attractive prices but which had come to carry higher valuations than the Fund felt was justified given its value orientation. The Fund has identified and begun purchasing other technology and pharmaceutical stocks currently less highly priced on traditional valuation metrics, such as price earnings ratios, yield and price to book but which appear, in the manager's judgment, to have excellent business prospects.

                     Relative to the Russell Index, the Fund's stock selection
                 and weighting in technology each helped the Fund's outperformance. The Fund's communications services investments also contributed to outperformance of the Index, as did transportation, capital goods and basic materials. Relative to the Index, the Fund's investments in consumer cyclicals and consumer staples underperformed.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        VALUE EQUITY FUND VS  RUSSELL 1000 VALUE INDEX
89                                $10,000.00                $10,000.00
90                                 $7,587.18                 $8,473.32
91                                $10,256.30                $10,925.00
92                                $10,953.42                $12,279.13
93                                $12,643.71                $15,394.92
94                                $12,915.87                $15,289.48
95                                $15,580.22                $19,522.95
96                                $18,941.69                $23,027.15
97                                $27,388.33                $32,767.40
98                                $26,867.88                $33,944.56
99                                $34,383.44                $40,300.66
Value Equity: $34,383
Russell 1000: $40,301
GROWTH OF $10,000
                                VALUE EQUITY              RUSSELL 1000
1 year                               $12,797                   $11,872
3 year                               $18,152                   $17,501
5 year                               $26,621                   $26,358
10 year                              $34,383                   $40,301
CUMULATIVE RETURNS
1 year                                27.97%                    18.72%
3 year                                81.52%                    75.01%
5 year                               166.21%                   163.58%
10 year                              243.83%                   303.01%
AVERAGE ANNUAL RETURNS
1 year                                27.97%                    18.72%
3 year                                21.99%                    20.51%
5 year                                21.63%                    21.39%
10 year                               13.14%                    14.96%

                 PERFORMANCE RESULTS

                 For the one-year period ended September 30, 1999, the Value Equity Fund returned 27.97% and significantly exceeded the 18.72% return of the Russell 1000 Value Index, an unmanaged representative index reflecting the performance of approximately 750 stocks with a less-than-average growth orientation. For the three-, five-and ten-year periods ended September 30, 1999, the Fund produced annual returns of 21.99%, 21.63% and 13.14% and outperformed the annualized returns of the Russell 1000 Value Index for the three- and five-year periods. The Index returned 20.51%, 21.39% and 14.96%, respectively, for these three periods. [Retirement Systems Investors Inc. has been the manager of the Fund since April 1, 1995. During the period it returned 22.88% per annum, while the Russell 1000 Value Index reflected an annualized return of 21.99% for the same period.] The Fund's risk profile, as measured by standard deviation of return, versus the market, the Russell 1000 Value Index, is reflected in the chart on page 2.

                     For the one-year period ended September 30, 1999, the
                 Fund's return of 27.97% compared quite favorably to the 20.61% return of the Lipper Growth & Income Funds Average, a representative performance benchmark. For the recent three and five years ended September 30, 1999, the Value Equity Fund reflected annualized returns of 21.99% and 21.63% and outpaced the Lipper benchmark returns of 17.03% and 18.76% per annum for those periods. These returns ranked the Fund in the top 18% (92nd out of 537 funds) and top 23% (78th out of 347 funds) of its Lipper benchmark grouping, respectively. For the recent ten-year period, the Fund returned 13.14% per year versus the 13.27% annualized return for the Lipper benchmark. [Retirement System Investors Inc. the manager of this Fund since April 1, 1995, or 4 1/2 years ended September 30, 1999, reflected an annualized return of 22.88% and exceeded the 19.18% annualized return for the Lipper Growth & Income Funds Average by 370 basis points per year. Value ranked in the top 17% of it Lipper benchmark grouping, 65th out of 403 funds.] Past performance is not a guarantee of future results.

                 VALUE EQUITY FUND VS LIPPER GROWTH AND INCOME FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1999
                 ---------------------------------------------------------------

                                                                                  Annualized
                                                                         ----------------------------
                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------
                        VALUE EQUITY FUND(1)                    27.97%   21.99%    21.63%     13.14%
                        Lipper Growth & Income Funds Avg.(2)    20.61    17.03     18.76      13.27

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
                 ---------------------------------------------------------------

                 EMERGING GROWTH EQUITY FUND

                 The Emerging Growth Equity Fund seeks capital appreciation through investment in securities of rapidly growing, good quality, emerging companies, those in the $75 million to $1 billion capitalization range at time of purchase.

                 MARKET ENVIRONMENT

                 Economic growth, as measured by the Gross Domestic Product ("GDP"), was quite strong for the fourth quarter, 1998 at 5.9%, annualized, and growth moderated to 3.7%, annualized for the first quarter, 1999 and then dropped off substantially in the second quarter to 1.9%, annualized. For the final quarter of fiscal year 1999, the GDP "advance number" is 4.8%, annualized. It was a year with substantial intra and inter month volatility. Fiscal year 1999 started off in a most depressing way. For the first eight days of October, all the major domestic equity indices were hammered, with small cap stocks, as measured by the Russell 2000 Growth Index, hit the hardest at -18.5%, more than triple the decline of the S&P 500 Index, which was down 5.7% for this period. Subsequent to October 8th, a dramatic turnaround followed with small, mid and large cap growth stocks leading the way. The NASDAQ OTC Composite Index rose 54.5%, the Russell 2000 Growth Index was up 51.6% and the Russell 1000 Growth Index returned 39.0% for the remainder of this quarter.

                     Large cap growth stocks continued to outperform value
                 stocks in the first quarter of 1999, and the Russell 1000 Growth Index rose 6.36%, followed closely by the S&P 500 Index, up 4.96%. A shift in investor sentiment took place in the second quarter, 1999 and small cap value and growth stocks performed quite well, with the Russell 2000 Value Index (inclusive of small cap value stocks) returning 16.6% and the Russell 2000 Growth Index (inclusive of small cap growth stocks) rising 14.8%. Large cap growth stocks were totally out-of-favor for this quarter and mid to large cap value stocks were also strong beneficiaries of the swing in sentiment (Russell 1000 Value Index was up 11.3% for this quarter). For the final quarter of fiscal year 1999, all the major equity indices were down, but growth stocks outperformed value stocks by roughly 6 percentage points for mid to large cap growth vs. mid to large cap value stocks and close to 3 percentage points for small cap growth vs. small cap value stocks.

                     On the strength of double-digit results for the Russell
                 2000 Growth Index for the first and third quarters of fiscal year 1999, this index returned 32.64% for the recent 12-month period (a major turnaround from the -24.83% for fiscal year
                 1998). Large cap growth stocks (Russell 1000 Growth Index) were the most favored stock grouping for the year with the Index up 34.85%. In contrast to growth stocks, value stocks, especially small cap value stocks, were appreciably out-of-favor with the Russell 2000 Value Index, returning only 5.8% for the year, while the Russell 1000 Value Index did respectably, at 18.72%, but trailed the broad equity measure (the S&P 500 Index) by 9% (18.7% vs. 27.7%).

                     Two investment managers manage the Emerging Growth Equity
                 Fund. HLM Management Company, Inc. ("HLM"), under sub-advisory agreement with Retirement System Investors Inc., since
                 April 1, 1997 and Retirement System Investors Inc. ("Investors") since February 8, 1999. Friess Associates, Inc. ("Friess") was removed as a sub-advisor, effective with the start of business on February 8. At that time, Investors was given $10 million of assets to manage and the remainder of the Friess assets were given to HLM to manage. As of September 30, 1999, HLM was managing $62.3 million of fund assets (81.7%) and Investors was managing $13.9 million of fund assets (18.3%). EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURING RISK AND RETURN
EMERGING GROWTH EQUITY FUND VS
RUSSELL 2000 GROWTH INDEX
FOR 10-YEAR PERIOD ENDED 9/30/99
                                                          EMERGING GROWTH  RUSSELL 2000 GROWTH
RETURN                                                             15.47%                9.89%
RISK                                                               25.05%               22.01%
THIS CHART COMPARES THE HISTORICAL AVERAGE
ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED
BY THE STANDARD DEVIATION) OF THE EMERGING GROWTH EQUITY
FUND AND THE RUSSELL 2000 GROWTH INDEX FOR
THE TEN-YEAR PERIOD ENDED 9/30/99. THE RUSSELL
2000 GROWTH INDEX IS A REPRESENTATIVE MARKET
INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND
CHART (P. 2) FOR A DEFINITION OF STANDARD DEVIATION.

                     Investors is a small market capitalization manager
                 investing in emerging growth companies and is the more aggressive of the two managers of the Fund. For the period that Investors managed assets (February 8, 1999 through
                 September 30, 1999), it reflected a gross return of 41.07%, much higher than the Russell 2000 Growth Index, a representative index for the Emerging Growth Equity Fund, which returned 6.48%. For this period, HLM, the Fund's other portfolio manager, reflected a gross return of 20.40%. At the total Fund level, the gross and net returns were 23.69% and 22.09%, respectively for this time period. (At the time of the manager change, this Fund reflected a net return of 20.78% and trailed the Russell 2000 Growth Index, which returned 24.57% for the period October 1, 1998 to the start of business on February 8, 1999.)

                     During February 1999, Investors' portion of the assets
                 (which carried forward 18 stocks from Friess) were repositioned with increased emphasis on the fastest growing segments of the economy. Industry and company selection played a key role in achieving the superior performance results realized. Specifically, the Fund increased exposure to communication semiconductors and Internet infrastructure companies, resulting in significant gains for the Fund. Weakness for the Fund came from the healthcare sector. Healthcare companies remained plagued by Medicare uncertainty and decreased sales and earnings growth rates. Exposure to this group now stands at 9.6%, down from 22.5% as of February 8, 1999. This is largely due to reduced exposure to the sector and stock price declines. Going forward, the Fund is positioning to benefit from emerging industries such as e-commerce services, application hosting, and the continued recovery of the semiconductor industry.

                     Investors identifies companies through intensive research
                 working with company managements, analysts and industry contacts. At September 30, 1999, the portion of the Fund's portfolio managed by Investors held 50 stocks.

                     HLM invests in small capitalization stocks and is a more
                 conservative emerging growth company manager than Investors. It invests in high-quality emerging companies that are entrepreneurially managed, rapidly growing and have the potential to become profitable industry leaders. At time of purchase, the companies will normally fall within a market value range of $100-$700 million. (At September 30, 1999, the average market cap was $779 million for HLM and $1.1 billion for Investors.) Two key disciplines include harvesting positions that grow to 5% of the portfolio and redeploying the cash into new investments, and giving stocks that are not contributing to overall performance a very short leash before they are sold. Adhering to these two disciplines resulted in a portfolio with very few negative surprises for major holdings, while limiting the effect of any one stock's influence on the portfolio. As a result, HLM's gross return for fiscal year 1999 was 49.87%, exceeding the Russell 2000 Growth Index by over 17 percentage points.

                     HLM started the year with 18% of the portfolio in
                 technology, 26% in healthcare and 28% in consumer discretionary stocks; these sectors are the largest sectors in the Russell 2000 Growth Index and typically account for HLM's largest exposure. During the year, the technology position grew significantly, reaching 37% of the portfolio in June and ending September at 35%, as the manager invested in companies that are building out the infrastructure of the internet, communications chips, storage-area network related equipment and internet enabling software, specifically, internet bank processing software. HLM's technology exposure was the clear performance driver in the year. Healthcare declined as a percentage of total portfolio to 7% at fiscal year end, as the pricing environment continued to be difficult. Consumer discretionary stocks declined slightly to 25% of total portfolio assets, but was a negative contributor to performance.

                     At present, HLM continues to find many good ideas in
                 technology, as the growth of the Internet demands more and faster communications, connections and software. The complexion of HLM's technology holdings is likely to change, but the portfolio exposure is not likely to increase from current levels. Also, energy exposure is rising and the manager continues to look for a turn in the healthcare environment, but currently remains cautious about this sector.

                     On September 30, 1999, the HLM portfolio held 43 stocks, of which only two overlapped with the Investors' holdings (HLM held 46 stocks at September 30, 1998). Traditionally, HLM holds between 40 and 60 stocks. It continues to look for stocks to add which have strong and improving fundamentals and to increase the holding in the portfolio in order to reduce the cash level to 5% or less or total portfolio assets from the 10% position at the September quarter-end.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              EMERGING GROWTH EQUITY FUND VS  RUSSELL 2000 GROWTH INDEX
89                                                $10,000.00                 $10,000.00
90                                                 $7,794.10                  $7,376.44
91                                                $12,151.92                 $11,121.85
92                                                $12,630.92                 $11,097.42
93                                                $18,493.41                 $14,336.16
94                                                $18,722.50                 $14,461.73
95                                                $27,375.66                 $18,536.66
96                                                $34,919.85                 $20,873.85
97                                                $43,974.66                 $25,748.80
98                                                $28,580.67                 $19,354.62
99                                                $42,147.37                 $25,672.78
Emerging Growth: $42,147
Russell 2000 Growth: $25,673
GROWTH OF $10,000
                                      EMERGING GROWTH EQUITY        RUSSELL 2000 GROWTH
1 year                                               $14,747                    $13,264
3 year                                               $12,070                    $12,299
5 year                                               $22,512                    $17,752
10 year                                              $42,147                    $25,673
CUMULATIVE RETURNS
1 year                                                47.47%                     32.64%
3 year                                                20.70%                     22.99%
5 year                                               125.12%                     77.52%
10 year                                              321.47%                    156.73%
AVERAGE ANNUAL RETURNS
1 year                                                47.47%                     32.64%
3 year                                                 6.47%                      7.14%
5 year                                                17.62%                     12.16%
10 year                                               15.47%                      9.89%

                 PERFORMANCE RESULTS

                 The Emerging Growth Equity Fund -- the best performing Trust investment fund for fiscal year 1999 -- was up 47.47% and significantly exceeded the 32.64% return of the Russell 2000 Growth Index, a representative index that reflects the performance of the small company growth securities component of the Russell 2000 Index. (The latter index was up 19.07%.) For the three-year period ended September 30, 1999, the Fund's net return, at 6.47%, annualized, trailed the index return (7.14% per annum), but for the five- and ten-year periods, the Fund outperformed the Russell 2000 Growth Index, achieving an average annual return of 17.62% and 15.47% per year, respectively, compared to the 12.16% and 9.89% return per year for the Index. The Fund's risk profile (as measured by standard deviation) verses the market (the Russell 2000 Growth Index) is reflected in the chart on page 2).

                     For the one-year period ended September 30, 1999, the
                 Emerging Growth Equity Fund (the highest performing Trust investment fund) produced a return of 47.47%, compared to the Lipper Small Cap Funds Average return of 26.93%. The three-year annualized return of 6.47% trailed its Lipper benchmark, which returned 8.83% per year; however, for the longer periods (five and ten years), the annualized returns exceeded the Lipper Small Cap Funds Average (the Fund's representative performance benchmark) with annualized returns of 17.62% and 15.47% versus annualized returns of 13.91% and 13.04%, respectively, for the Lipper benchmark. For these two periods, the Fund ranked in the top 23% (58th out of 258 funds) and top 18% (12th out of 70 funds), respectively, of the Lipper Small Cap Funds grouping. Past performance is not a guarantee of future performance.

                 EMERGING GROWTH EQUITY FUNDS VS LIPPER SMALL COMPANY GROWTH FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1999
                 ---------------------------------------------------------------

                                                                                     Annualized
                                                                            ----------------------------
                                                                  1 Year    3 Years   5 Years   10 Years
                                                                  ------    -------   -------   --------
                        EMERGING GROWTH EQUITY FUND(1)             47.47%    6.47%    17.62%     15.47%
                        Lipper Small Cap. Funds Avg.(2)            26.93     8.83     13.91      13.04

                 1. All performance results shown are net of management fees and all related investment expenses.
                 2. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
                 ---------------------------------------------------------------

                 INTERNATIONAL EQUITY FUND

                 The International Equity Fund seeks capital appreciation by investing in common stocks in well established companies that are headquartered in foreign countries, in order to take advantage of opportunities outside the U.S. capital markets. Holdings are concentrated in the larger markets abroad, and some investments are also made in emerging markets. The portfolio manager, Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), first identifies economic and business themes that it believes will provide a favorable framework for selecting stocks. Then it selects companies best positioned to take advantage of the opportunities presented by such themes with a focus on: companies whose current prices are undervalued relative to their long-term prospective earnings growth rate; their historic valuation levels and that of their competitors; and companies of substantial size and liquidity, strong balance sheets, proven management and diversified earnings streams. (BIAM replaced Morgan Grenfell Investment Services Limited, effective March 1, 1999 and manages under a sub-advisory agreement with Retirement System Investors Inc.)

                 MARKET ENVIRONMENT

                 The first quarter of fiscal year 1999 was explosive, with the MSCI EAFE Index returning 20.65%, or approximately two-thirds of its total return for fiscal year 1999 (30.94%). It was a period in which the foreign markets in general recovered strongly as interest rates fell and Japan, the second largest equity market (after the U.S.), returned 26.9% in U.S. dollar terms, which was primarily due to the rise in value of the yen vis-a-vis the U.S. dollar and other major currencies. Subsequently, in addition to increased signs of life in the previously moribund Japanese economy, a soft landing of the U.K. economy was forthcoming (helped by monetary easing). In addition, there are signs of sustainable recovery in the EUROZONE due to a continuation of simulative monetary policy, a competitive currency and a global recovery. However, many of the individual European markets did experience lackluster returns in 1999 on the back of some very hefty returns for 1998, leading up to the advent of the European Monetary Union, which took effect January 1, 1999. The easing of U.S. interest rates in the fourth quarter of 1998, coupled with signs of recovery in Japan, has helped increase demand in the battered Pacific Rim emerging economies.

                     The BIAM portfolio is driven by major themes and two that
                 have performed well in the last two quarters of fiscal year 1999 are Growth in Telecommunications and Technology Innovation. The stocks that have performed well in the first theme are the telecom companies domiciled in Europe and the U.K., where growth rates for mobile phones have consistently been underestimated and the prospects for data transmission via fixed and mobile lines is compelling. This element of the market (telecom companies) is also seeing significant merger activities and joint ventures arising in an attempt to become more geographically diversified. The Technology Innovation theme is comprised of mostly Japanese stocks that manufacture technical equipment, such as copiers, electronic components and precision instruments.

                     For the first five months of the year, the Fund, while
                 managed by the former portfolio manager, Morgen Grenfell, reflected a net return of 15.01% (the manager had a gross return of 15.95%) and trailed the MSCI EAFE Index, which returned 17.43%. For the remaining seven months of fiscal year 1999, with BIAM as manager, the Fund's net return was 6.90% versus the market return of 11.51%. (BIAM's gross return for this period was 8.18%.) The shortfall of Fund performance vis-a-vis the MSCI EAFE Index was due in part to the Japanese yen hedges in place throughout the year with the expectation that the yen would weaken against the dollar, but the inverse situation took place and the yen remains very strong vis-a-vis the dollar. In addition, some shortfall in performance was experienced as a result of the underweighting in Japan vis-a-vis its weighting in the MSCE EAFE Index throughout the year; and, at the time, BIAM was re-structuring the portfolio inherited from Morgan Grenfell during March.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURING RISK AND RETURN
INTERNATIONAL EQUITY FUND VS
MSCI EAFE
FOR 10-YEAR PERIOD ENDED 9/30/99
                                                  INTERNATIONAL    MSCI
                                                         EQUITY    EAFE
RETURN                                                    6.49%   5.81%
RISK                                                     13.79%  16.57%
THIS CHART COMPARES THE HISTORICAL AVERAGE
ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY
THE STANDARD DEVIATION) OF THE INTERNATIONAL
EQUITY FUND AND THE EAFE FOR THE TEN-YEAR
PERIOD ENDED 9/30/99. THE EAFE IS A
REPRESENTATIVE MARKET INDEX FOR THIS FUND.
SEE THE CORE EQUITY FUND CHART (P. 2)
FOR A DEFINITION OF STANDARD DEVIATION.

                     It should be noted that the MSCI EAFE Index for fiscal year
                 1999 outperformed the broad U.S. equity market (the S&P 500 Index) by over 3 percentage points (30.94% vs. 27.68%) after significantly trailing the S&P 500 Index for the previous four fiscal years with returns of 5.80% in 1995, 8.61% in 1996, 12.18% in 1997 and -8.35% in 1998 versus the S&P 500, which returned 29.72%, 20.36%, 40.50%, and 9.11%, respectively, for these periods.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               INTERNATIONAL EQUITY FUND VS     MSCI
                                                                EAFE
89                                               $10,000.00  $10,000.00
90                                                $8,495.13   $7,239.11
91                                                $9,820.92   $8,824.60
92                                                $9,488.63   $8,196.75
93                                               $11,532.70  $10,357.05
94                                               $12,781.29  $11,372.74
95                                               $13,509.64  $12,034.49
96                                               $15,188.17  $13,072.84
97                                               $17,148.36  $14,664.94
98                                               $15,251.94  $13,439.76
99                                               $18,752.77  $17,598.12
International Equity: $18,753
MSCI EAFE: $17,598
GROWTH OF $10,000
                                       INTERNATIONAL EQUITY   MSCI EAFE
1 year                                              $12,295     $13,094
3 year                                              $12,347     $13,462
5 year                                              $14,672     $15,474
10 year                                             $18,753     $17,598
CUMULATIVE RETURNS
1 year                                               22.95%      30.94%
3 year                                               23.47%      34.62%
5 year                                               46.72%      54.74%
10 year                                              87.53%      75.98%
AVERAGE ANNUAL RETURNS
1 year                                               22.95%      30.94%
3 year                                                7.28%      10.42%
5 year                                                7.97%       9.12%
10 year                                               6.49%       5.81%

                 PERFORMANCE RESULTS

                 For the one-year period ended September 30, 1999, the International Equity Fund returned 22.95% and trailed the MSCE EAFE Index, which returned 30.94% for the period. For the recent three- and five-year periods, the Fund reflected annualized returns of 7.28% and 7.97%, underperforming the EAFE Index, which returned 10.42% and 9.12% per annum for both these periods. For the ten years ended September 30, 1999 however, the International Equity Fund produced a return of 6.49%, annualized, and compared favorably to the MSCI EAFE Index per year return of 5.81%. During this period, the Fund had a much lower risk exposure as measured by standard deviation, than the MSCI EAFE Index (see chart on page 2).

                     The International Equity Fund's return of 22.95% for the
                 one-year period ended September 30, 1999 underperformed the 29.80% return of the Lipper International Funds Average, the Fund's performance benchmark. For the trailing three-, five- and ten-year periods ended September 30, 1999, the Fund returned 7.28%, 7.97% and 6.49 per annum, respectively, versus an annualized return of 11.15%, 9.12% and 8.54%, respectively, for the Lipper benchmark. Past performance is not a guarantee of future results.

                 INTERNATIONAL EQUITY FUND VS LIPPER INTERNATIONAL FUNDS AVERAGE FOR PERIODS ENDED SEPTEMBER 30, 1999
                 ---------------------------------------------------------------

                                                                         Annualized
                                                                ----------------------------
                                                       1 Year   3 Years   5 Years   10 Years
                                                       ------   -------   -------   --------
                        INTERNATIONAL EQUITY FUND(1)   22.95%    7.28%     7.97%     6.49%
                        Lipper International Funds
                        Avg.(2)                        29.80    11.15      9.12      8.54

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
                 ---------------------------------------------------------------

                 ACTIVELY MANAGED BOND FUND

                 The Actively Managed Bond Fund invests in high-quality, fixed-income securities (bonds and other debt securities) with maturities of up to 30 years. The Fund has been managed by Retirement System Investors Inc. since August 2, 1993. Its performance index is the Lehman Brothers Aggregate Bond Index.

                 MARKET ENVIRONMENT

                 Bond markets turned negative and interest rates rose during the fiscal year ended September 30, 1999. The Federal Reserve adopted a bias towards tighter monetary policy in May, and on June 30 it raised the Fed Funds rate 25 basis points to 5.0%. On August 24, Funds were raised another 25 basis points to 5.25% and the discount rate increased to 4.75% from 4.5%. At the most recent meeting on October 5, 1999, the Fed left rates unchanged but again adopted a bias toward a firmer policy.

                     The worldwide developments that propelled the Fed to reduce
                 Funds rates in three steps of 25 basis points each (to 4.75% from 5.5%) in the fall of 1998 have been slowly reversing in 1999. World economies are recovering to various degrees, financial markets are functioning more normally and commodity and other prices have stopped deflating and in some instances, particularly energy, are considerably higher. The U.S. economy has not slowed as anticipated, and continued strong growth has raised concerns of a demand supply imbalance in some markets. The Fed has particularly commented on its concerns about: persistent strength in domestic demand; tight labor markets, as evidenced by a decreasing pool of workers willing to take jobs, with the potential for costs to increase significantly in excess of productivity; the weaker dollar and rising import prices; and the trend in commodity prices. Manufacturing and exports have also gradually recovered from last year's lows. In view of the overall trends, further tightening by the Fed would not be surprising.
                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURING RISK AND RETURN                        ACTIVELY MANAGED  LEHMAN BROS.
ACTIVELY MANAGED BOND FUND VS
LEHMAN BROTHERS AGGREGATE BOND INDEX
FOR 10-YEAR PERIOD ENDED 9/30/99
RETURN                                                      7.79%         8.10%
RISK                                                        5.33%         4.50%
THIS CHART COMPARES THE HISTORICAL AVERAGE
ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED
BY THE STANDARD DEVIATION) OF THE ACTIVELY
MANAGED BOND FUND AND THE LEHMAN BROS.
AGGREGATE BOND INDEX FOR THE TEN-YEAR PERIOD
ENDED 9/30/99. LEHMAN BROS. IS A REPRESENTATIVE
MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY
FUND CHART (P. 2) FOR A DEFINITION OF
STANDARD DEVIATION

                     Interest rates trended higher throughout the September 30,
                 1999 fiscal year. The 30-year Treasury ended fiscal 1999 at 6.05% versus 4.97% the year before; the ten-year Treasury rose to 5.88% from 4.41%; the five-year increased to 5.75% from 4.21%; and the two-year Treasury was 5.60% versus 4.26%.

                     The yield curve steepened as the outlook for bonds turned
                 negative during the September 30, 1999 fiscal year. Yield spreads widened sharply between callable agencies, mortgages and Treasuries in the September quarter, as investors reduced buying ahead of anticipated rate increases and stressed liquidity ahead of possible Y2K problems. Investment objectives during the year primarily consisted of buying Federal agency bonds and mortgages and corporates to obtain higher yields, although purchases were reduced as higher rates became more likely. The rise in rates and wider yield spreads to Treasuries caused spread products (corporates, mortgages and other callables) to underperform. This will reverse when spreads return to historical norms.

                     The Actively Managed Bond Fund began fiscal 1999 with a
                 duration of 6.5 years, which had declined to 6.0 years at September 30, 1999. The Lehman Brothers Aggregate Bond Index had a modified duration of 5.0 years at the end of fiscal 1999. At September 30, 1999, yield-to-maturity of the Fund was 7.70% versus 6.75% for the Lehman Brothers Aggregate Bond Index.

                     The Fund maintained high quality, with 12% in U.S.
                 Treasuries, 25% in Federal Agency notes and bonds, 3% in Federal agency mortgage pass thrus, 55% in agency and AAA rated collateralized mortgage obligations and 5% in corporates as of fiscal year end. (The quality of holdings is restricted to "A" or better, and at least 65% of holdings must be in U.S. Government or agency issues.)

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             ACTIVELY MANAGED BOND FUND VS  LEHMAN BROTHERS AGGREGATE BOND INDEX
89                                              $10,000.00                            $10,000.00
90                                              $10,488.17                            $10,755.22
91                                              $12,365.12                            $12,474.47
92                                              $13,974.75                            $14,040.96
93                                              $15,601.44                            $15,443.10
94                                              $14,822.22                            $14,944.91
95                                              $16,824.30                            $17,043.37
96                                              $17,512.51                            $17,879.27
97                                              $19,275.71                            $19,612.99
98                                              $21,459.80                            $21,869.81
99                                              $21,164.04                            $21,788.15
Actively Managed: $21,164
Lehman Bros. Index: $21,788
GROWTH OF $10,000
                                ACTIVELY MANAGED BOND FUND                    LB AGG. BOND INDEX
1 year                                              $9,862                                $9,963
3 year                                             $12,085                               $12,186
5 year                                             $14,279                               $14,579
10 year                                            $21,164                               $21,788
CUMULATIVE RETURNS
1 year                                              -1.38%                                -0.37%
3 year                                              20.85%                                21.86%
5 year                                              42.79%                                45.79%
10 year                                            111.64%                               117.88%
AVERAGE ANNUAL RETURNS
1 year                                              -1.38%                                -0.37%
3 year                                               6.52%                                 6.81%
5 year                                               7.38%                                 7.83%
10 year                                              7.79%                                 8.10%

                 PERFORMANCE RESULTS

                 The Actively Managed Bond Fund posted a return of -1.38% for the one-year period ended September 30, 1999 and trailed the Lehman Brothers Aggregate Bond Index, a representative market index, which returned -0.37%. For the recent three-and five-year periods, the Fund's annualized returns were 6.52% and 7.38% compared to the market index returns of 6.81% and 7.83% per annum. Over the longer term, ten years ended September 30, 1999, the Fund had a return of 7.79% per year compared to the 8.10% annualized return of the Lehman Brothers Aggregate Bond Index. During this ten-year period, the Fund's risk profile, as measured by standard deviation, exceeded that of the market index (see chart on page 2).

                     The Actively Managed Bond Fund outperformed its Lipper
                 benchmark, the U.S. Government Bond Funds Average, for the one-year period ended September 30, 1999, with a return of -1.38%, compared to the -2.66% of the benchmark. Over the longer term (three, five and ten years ended September 30, 1999), the Fund showed very strong results compared to its Lipper benchmark with annualized returns of 6.52%, 7.38% and 7.79%, respectively. For all three periods, the Lipper benchmark reflected returns of 5.75%, 6.70% and 7.07% per annum. For these periods, the Fund achieved a top 14% ranking (21st out of 154 funds), a top 17% ranking (18th out of 112 funds) and a top 19% ranking (9th out of 49 funds), respectively, in the Lipper U.S. Government Funds grouping. Past performance is not a guarantee of future results.

                 ACTIVELY MANAGED BOND FUND VS LIPPER U.S. GOVERNMENT BOND FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1999
                 ---------------------------------------------------------------

                                                                                           Annualized
                                                                                  ----------------------------
                                                                     1 Year       3 Years   5 Years   10 Years
                                                                     ------       -------   -------   --------
                        ACTIVELY MANAGED BOND FUND(1)                    -1.38%    6.52%     7.38%      7.79%
                        Lipper U.S. Government Bond Funds
                        Avg.(2)                                          -2.66     5.75      6.70       7.07

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
                 ---------------------------------------------------------------

                 INTERMEDIATE-TERM BOND FUND

                 The Intermediate-Term Bond Fund invests in high-quality, fixed-income securities that mature within ten years or have expected average lives of ten years or less. It is managed by Retirement System Investors Inc. Its performance index is the Lehman Brothers Government-Intermediate Bond Index.

                 MARKET ENVIRONMENT

                 The unfavorable environment for fixed-income investors (see Actively Managed Bond Fund) also had a dampening impact for the Intermediate-Term Bond Fund in 1999. As noted under the Actively Managed Bond Fund, the worldwide developments that propelled the Fed to reduce the Funds rate in three steps of 25 basis points each (to 4.75% from 5.50%) in the fall of 1998 have been slowly reversing in 1999. World economies are recovering to various degrees, financial markets are functioning more normally and commodity and other prices have stopped deflating and in some instances, particularly energy, are considerably higher. The U.S. economy has not slowed as anticipated, and continued strong growth has raised concerns of a demand supply imbalance in some markets. The Fed has particularly commented on its concerns about: persistent strength in domestic demand; tight labor markets as evidenced by a decreasing pool of workers willing to take jobs, the potential for costs to increase significantly in excess of productivity; the weaker dollar, rising import prices, and the trend in commodity prices.

                     The yield curve steepened as the outlook for bonds turned
                 negative in fiscal 1999. Yield spreads widened sharply between callable agencies, mortgages and Treasuries as investors reduced buying ahead of anticipated rate increases. Conversely, should the spreads narrow to more normal levels, it will permit the Intermediate-Term Bond Fund to outperform its index more favorably. The Intermediate-Term Bond Fund is also yield oriented, with a yield to maturity of 7.07% at September 30, 1999, versus 5.93% for the Lehman Brothers Government-Intermediate Bond Index. The duration of the Fund was reduced to 3.3 years at the end of the fiscal year from 3.8 years at the beginning of fiscal 1999. The Lehman Brothers Government-Intermediate Bond Index had a modified duration of
                 3.2 years at the end of fiscal 1999.

                     The Intermediate-Term Bond Fund maintained an emphasis on
                 high-quality, fixed-income investments during the one-year period covered by this report. At the end of the year, 98% of the holdings were in "AAA" securities, including 6% in U.S. Treasuries, 8% in agency mortgage pass thrus, 59% in agency and AAA rated collateralized mortgage obligations, and 25% in Federal agency notes and bonds. (The quality of holdings is restricted to "A" or better, and at least 65% of holdings must be U.S. Government or agency issues.)
                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURING RISK AND RETURN
INTERMEDIATE-TERM BOND FUND VS
LEHMAN BROTHERS GOVERNMENT-
INTERMEDIATE BOND INDEX
FOR 10-YEAR PERIOD ENDED 9/30/99
                                                     INTERMEDIATE-TERM  LEHMAN BROS.
RETURN                                                           6.98%         7.47%
RISK                                                             3.58%         3.67%
THIS CHART COMPARES THE HISTORICAL AVERAGE
ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED
BY THE STANDARD DEVIATION) OF THE INTERMEDIATE-TERM
BOND FUND AND THE LEHMAN BROS. GOVERNMENT-
INTERMEDIATE BOND INDEX FOR THE TEN-YEAR PERIOD
ENDED 9/30/99. LEHMAN BROS. IS A REPRESENTATIVE
MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY
FUND CHART (P. 2) FOR A DEFINITION OF
STANDARD DEVIATION.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      INTERMEDIATE-TERM       LEHMAN BROTHERS GOVERNMENT-
                                        BOND FUND VS            INTERMEDIATE BOND INDEX
1989                                              $10,000.00                   $10,000.00
1990                                              $10,857.68                   $10,857.81
1991                                              $12,347.06                   $12,333.97
1992                                              $13,756.85                   $13,871.39
1993                                              $14,751.66                   $14,932.24
1994                                              $14,439.01                   $14,708.17
1995                                              $15,917.02                   $16,267.74
1996                                              $16,656.02                   $17,098.59
1997                                              $17,935.36                   $18,438.73
1998                                              $19,384.97                   $20,394.69
1999                                              $19,635.10                   $20,555.23
Intermediate-Term Bond: $19,635
Lehman Brothers Index: $20,555
GROWTH OF $10,000
                                 INTERMEDIATE-TERM BOND FUND   LB GOV'T-INTER. BOND INDEX
1 year                                               $10,129                      $10,079
3 year                                               $11,789                      $12,022
5 year                                               $13,599                      $13,975
10 year                                              $19,635                      $20,555
CUMULATIVE RETURNS
1 year                                                 1.29%                        0.79%
3 year                                                17.89%                       20.22%
5 year                                                35.99%                       39.75%
10 year                                               96.35%                      105.55%
AVERAGE ANNUAL RETURNS
1 year                                                 1.29%                        0.79%
3 year                                                 5.64%                        6.33%
5 year                                                 6.34%                        6.92%
10 year                                                6.98%                        7.47%

                 PERFORMANCE RESULTS

                 The Intermediate-Term Bond Fund posted a return of 1.29% for the one-year period ended September 30, 1999, which compared quite favorably to the 0.79% return for the Lehman Brothers Government-Intermediate Bond Index, a representative market index. For the three and five years ended September 30, 1999, the Fund reflected annualized returns of 5.64% and 6.34% compared to 6.33% and 6.92% per annum for the market index. For the ten-year period ended September 30, 1999, the Intermediate-Term Bond Fund achieved an annualized return of 6.98%, while the market index returned 7.47% per year. Both the Fund and market index had similar risk profiles, as measured by standard deviation, during this period (see chart on page 2).

                     For the one-year period ended September 30, 1999, the Fund had a return of 1.29% versus 0.69% for the Lipper Short-Intermediate (one to five years maturity) U.S. Government Funds Average, the Fund's performance benchmark. For the recent three-, five-, and ten-year periods, the Fund experienced annualized returns of 5.64%, 6.34% and 6.98%, respectively, outperforming the Lipper benchmark for all three periods by 34, 40 and 21 basis points, per year, respectively. Past performance is not a guarantee of future results.

                 INTERMEDIATE-TERM BOND FUND VS LIPPER SHORT-INT. U.S. GOV'T. FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1999
                 ---------------------------------------------------------------

                                                                         Annualized
                                                                ----------------------------
                                                       1 Year   3 Years   5 Years   10 Years
                                                       ------   -------   -------   --------
                        INTERMEDIATE-TERM BOND
                          FUND(1)                       1.29%    5.64%     6.34%      6.98%
                        Lipper Short-Intermediate (1
                          to 5 years maturity) U.S.
                          Gov't. Funds Avg.(2)          0.69     5.30      5.94       6.77

                 1. All performance results shown are net of management fees and all related investment expenses.
                 2. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
                 ---------------------------------------------------------------

                 SHORT-TERM INVESTMENT FUND

                 The Short-Term Investment Fund, managed by Retirement System Investors, Inc., invests in high-quality, cash equivalent-type securities maturing in one year or less, and U.S. Government instruments with maturities of up to two years. The portfolio's maximum average maturity is one year.

                 MARKET ENVIRONMENT

                 Short-term interest rates rose throughout most of fiscal 1999 as investors anticipated tighter monetary policy by the Federal Reserve. The Fed, as expected, raised Fed Funds 25 basis points to 5.0% on June 30, 1999 and another 25 basis points to 5.25% on August 24, 1999. It also raised the discount rate 25 basis points at the same time to 4.75%. During the 52-week period beginning September 30, 1998, the 90-day Treasury bill moved from 4.35% to 4.85% at September 30, 1999. During the same period, the two-year Treasury moved from 4.26% to 5.60%.

                     During the one year ended September 30, 1999, the
                 Short-Term Investment Fund's average maturity lengthened to 280 days at September 30, 1999. This represents a gradual increase of 116 days from its 12-month low of 164 days at September 30, 1998. Short intersector yield spreads (e.g., one-month commercial paper versus two-year Treasury notes) narrowed considerably after beginning fiscal year 1999 at negative 98 basis points (5.24% for commercial paper vs. 4.26% for the two-year Treasury Notes), jumping to its 52-week high of 85 basis points at June 11, 1999, and ending fiscal year 1999 at 31 basis points. All other short intersector spreads narrowed as the short portion of the curve steepened as compared to its inverted position one year earlier.
                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURING RISK AND RETURN                               SHORT-TERM INVESTMENT  SALOMON BROS. T-BILLS
SHORT-TERM INVESTMENT FUND VS
SALOMON BROS. 6-MONTH U.S. TREASURY BILLS
FOR 10-YEAR PERIOD ENDED 9/30/99
RETURN                                                                  4.79%                  5.35%
RISK                                                                    0.80%                  0.68%
THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL
TOTAL RETURN AND THE RISK (AS MEASURED BY THE
STANDARD DEVIATION) OF THE SHORT-TERM INVESTMENT
FUND AND THE SALOMON BROS. 6-MONTH U.S. TREASURY BILLS
FOR THE TEN-YEAR PERIOD ENDED 9/30/99. T-BILLS ARE A
REPRESENTATIVE MARKET INDEX FOR THIS FUND. SEE THE
CORE EQUITY FUND CHART (P. 2) FOR A DEFINITION OF
STANDARD DEVIATION.

                     Investment changes during the fiscal year included an
                 increase in the manager's weightings of mortgages, callable agencies and high quality, short maturity corporate issues, while maintaining a commitment to quality. At September 30, 1999, 87.1% of holdings were rated "AA" or better by two or more of the nationally recognized rating agencies.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     SHORT-TERM        SALOMON BROS. 6-MONTH
                                 INVESTMENT FUND VS.    U.S. TREASURY BILLS
1989                                       $10,000.00             $10,000.00
1990                                       $10,833.78             $10,824.62
1991                                       $11,526.76             $11,559.87
1992                                       $11,959.01             $12,081.17
1993                                       $12,233.46             $12,479.61
1994                                       $12,597.10             $12,955.57
1995                                       $13,248.91             $13,719.83
1996                                       $13,889.09             $14,468.70
1997                                       $14,568.32             $15,251.97
1998                                       $15,307.71             $16,071.77
1999                                       $15,973.25             $16,839.72
Short-Term: $15,973
Salomon Bros. T-Bills: $16,840
GROWTH OF $10,000
                                SHORT-TERM INVESTMENT  SALOMON BROS. T-BILLS
1 year                                        $10,435                $10,478
3 year                                        $11,501                $11,639
5 year                                        $12,680                $12,998
10 year                                       $15,973                $16,840
CUMULATIVE RETURNS
1 year                                          4.35%                  4.78%
3 year                                         15.01%                 16.39%
5 year                                         26.80%                 29.98%
10 year                                        59.73%                 68.40%
AVERAGE ANNUAL RETURNS
1 year                                          4.35%                  4.78%
3 year                                          4.77%                  5.19%
5 year                                          4.86%                  5.38%
10 year                                         4.79%                  5.35%

                 PERFORMANCE RESULTS

                 For the one year period ended September 30, 1999, the Short-Term Investment Fund returned 4.35% versus 4.41% for the Lipper Money Market Funds Average, an unmanaged index of money funds that reflects performance after fees and expenses are taken out. Salomon Brothers 6-Month U.S. Treasury Bills (an unmanaged index, which provides a representative proxy for the short-term fixed-income securities market) returned 4.78% for this period. For the recent three-year period, the Fund's annualized return of 4.77% was the same as its Lipper benchmark return, but trailed the Salomon Brothers 6-Month U.S. Treasury Bills, which returned 5.19% per annum over the three years ended September 30, 1999.

                     For the five-year period ended September 30, 1999 the Fund returned 4.86% annually, compared to the 4.95% annualized return of its Lipper benchmark, and the 5.38% return per year for the Salomon Brothers index. The Fund's 4.79% annualized return for the ten-year period ended September 30, 1999, trailed the 4.88% per year return of the Lipper benchmark and the 5.35% annualized return of the Salomon Brothers 6-Month U.S. Treasury Bills for the same period. Both the Fund and the Salomon Brothers 6-Month Treasury Bills had extremely low risk profiles, as measured by standard deviation, during this period (see chart on page 2). Past performance is not a guarantee of future results.

                 SHORT-TERM INVESTMENT FUND VS LIPPER RETAIL MONEY FUNDS AVERAGE FOR PERIODS ENDED SEPTEMBER 30, 1999
                 ---------------------------------------------------------------

                                                                                   Annualized
                                                                          ----------------------------
                                                                 1 Year   3 Years   5 Years   10 Years
                                                                 ------   -------   -------   --------
                        SHORT-TERM INVESTMENT FUND(1)             4.35%    4.77%     4.86%      4.79%
                        Lipper Money Market Funds Average(2)      4.41     4.77      4.95       4.88

                 1. All performance results shown are net of management fees and all related expenses.

                 2. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.
                 ---------------------------------------------------------------

                                                   COMBINED FINANCIAL STATEMENTS
             RSI RETIREMENT TRUST
                 Combined Statement of Assets and Liabilities      September 30,
                                                                            1999
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $503,514,764)--Note 2(A)                                            $653,977,493
                          Cash                                                                   2,203,581
                          Receivable for investments sold                                        3,255,252
                          Receivable for units sold                                              1,382,135
                          Dividends and interest receivable                                      2,250,212
                          Collateral for securities loaned, at fair value--Note
                          4                                                                      3,426,748
                          Other assets                                                             138,010
                                                                                              ------------
                                                                                               666,633,431
                        LIABILITIES:
                          Payable for investments purchased                      $3,136,107
                          Payable upon return of securities loaned--Note 4        3,426,748
                          Payable for units redeemed                                407,930
                          Payable for investment managers                           274,596
                          Net loss on forward foreign currency contracts            143,989
                          Accrued expenses                                          545,909      7,935,279
                                                                                 ----------   ------------
                        NET ASSETS--Note 5                                                    $658,698,152
                                                                                              ============

                 Combined Statement of Operations  Year Ended September 30, 1999
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Dividends                                           $ 4,592,559
                            Interest                                             18,411,460
                                                                                -----------
                               Total Income                                                   $ 23,004,019
                          Expenses:
                            Investment manager's fees--Note 3(A)                  3,209,238
                            Shareholder servicing fees and expenses--Note 3(B)    2,826,987
                            Custodian fees and expenses                             270,421
                            Legal and auditing fees                                 177,562
                            Consultant fees                                          89,593
                            Trustees' fees and expenses--Note 3(C)                  232,214
                            Printing and Postage                                     71,316
                            Insurance                                                81,198
                            Other                                                   238,656
                                                                                -----------
                               Total Expenses                                     7,197,185
                               Less fees paid indirectly--Note 4                    (49,395)
                               Less expense reimbursement--Note 3(A)               (126,180)
                                                                                -----------
                               Net Expenses                                                      7,021,610
                                                                                              ------------
                        INVESTMENT INCOME--NET                                                  15,982,409
                        REALIZED AND UNREALIZED GAIN (LOSS)
                          ON INVESTMENTS--Note 4:
                          Realized gain (loss) on:
                            Investments                                          54,539,234
                            Options written                                         111,269
                            Foreign currency transactions                          (738,580)
                                                                                -----------
                                                                                 53,911,923
                                                                                -----------
                          Unrealized appreciation on investments:
                            Investments                                          36,196,266
                            Options written                                           7,687
                            Foreign currency translations of other assets and
                            liabilities                                               5,101
                                                                                -----------
                                                                                 36,209,054
                                                                                -----------
                        NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                         90,120,977
                                                                                              ------------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $106,103,386
                                                                                              ============

                   See Notes to Financial Statements

                 Combined Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                               Year Ended      Year Ended
                                                                                 9/30/99         9/30/98
                                                                               ----------      ----------
                        OPERATIONS:
                          Investment income--net                              $  15,982,409   $  15,336,152
                          Net realized gain                                      53,911,923      52,428,272
                          Net unrealized appreciation (depreciation)             36,209,054     (72,680,619)
                                                                              -------------   -------------
                          Net increase (decrease) in net assets resulting
                          from operations                                       106,103,386      (4,916,195)
                                                                              -------------   -------------

                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                   190,767,775     150,412,586
                          Value of units redeemed                              (222,297,742)   (203,447,714)
                                                                              -------------   -------------
                          Net (decrease) in net assets resulting from
                          capital transactions                                  (31,529,967)    (53,035,128)
                                                                              -------------   -------------
                          Net increase (decrease)                                74,573,419     (57,951,323)
                        NET ASSETS at beginning of year                         584,124,733     642,076,056
                                                                              -------------   -------------
                        NET ASSETS at end of year                             $ 658,698,152   $ 584,124,733
                                                                              =============   =============

                   See Notes to Financial Statements

FINANCIAL STATEMENTS OF INVESTMENT FUNDS
            CORE EQUITY FUND
                Statement of Investments                      September 30, 1999
                --------------------------------------------------------------

                      Shares                                                            Value
                      ------                                                            -----
                                                    COMMON STOCKS    99.3%
                                              AEROSPACE & DEFENSE             4.6%
                             135,189          Allied Signal, Inc.                    $  8,102,891
                                                                                     ------------
                                              BANKING                         8.1%
                              48,683          Bank of America Corp.                     2,711,035
                              65,576          Chase Manhattan Corp.                     4,942,791
                             136,283          Citigroup, Inc.                           5,996,452
                              16,000          Washington Mutual, Inc.                     468,000
                                                                                     ------------
                                                                                       14,118,278
                                                                                     ------------
                                              BROADCASTING & PUBLISHING       0.1%
                               2,000          Time Warner, Inc.                           121,500
                                                                                     ------------
                                              BUILDING PRODUCTS               3.6%
                              91,500          Armstrong World
                                                Industries, Inc.                        4,111,781
                              39,000          Southdown, Inc.                           2,086,500
                                                                                     ------------
                                                                                        6,198,281
                                                                                     ------------
                                              CHEMICALS                       2.8%
                              79,600          E.I. Du Pont De Nemours &
                                                Co.                                     4,845,650
                                                                                     ------------
                                              COMPUTER SOFTWARE &
                                                PERIPHERALS                   3.4%
                              44,000          BMC Software, Inc.*                       3,146,000
                              41,875          Computer Associates
                                                International, Inc.                     2,564,844
                              12,100          Sterling Commerce, Inc.*                    224,606
                                                                                     ------------
                                                                                        5,935,450
                                                                                     ------------
                                              COMPUTER SYSTEMS               14.8%
                             204,200          EMC Corp.*                               14,587,537
                              32,200          Hewlett-Packard Corp.                     2,962,400
                              67,000          International Business
                                                Machines Corp.                          8,132,125
                                                                                     ------------
                                                                                       25,682,062
                                                                                     ------------
                                              DRUG, HEALTH CARE &
                                                PHARMACEUTICALS              12.7%
                               2,500          Elan Corp. Plc*                              83,906
                              93,900          Johnson & Johnson                         8,627,062
                              90,571          Merck & Co., Inc.                         5,870,133
                             212,400          Pfizer, Inc.                              7,633,125
                                                                                     ------------
                                                                                       22,214,226
                                                                                     ------------
                                              ELECTRONICS & ELECTRICAL       14.3%
                             112,800          Cisco Systems, Inc.*                      7,726,799
                             115,800          Emerson Electric & Co.                    7,317,113
                             131,800          Intel Corp.                               9,794,387
                                                                                     ------------
                                                                                       24,838,299
                                                                                     ------------
                                              ENERGY                         12.6%
                              41,729          BP Amoco Plc - Spons ADR                  4,624,095
                              82,905          Halliburton Co.                           3,399,105
                             114,081          Royal Dutch Petroleum Co.                 6,737,909
                             113,800          Texaco, Inc.                              7,183,625
                                                                                     ------------
                                                                                       21,944,734
                                                                                     ------------

See Notes to Financial Statements      24

      Statement of Investments                                September 30, 1999
      --------------------------------------------------------------------------

Shares                                                       Value
------                                                       -----
                        FINANCIAL SERVICES         2.3%
        65,210          Fannie Mae                        $  4,087,852
                                                          ------------
                        INSURANCE                  3.8%
        77,151          American International
                          Group, Inc.                        6,707,315
                                                          ------------
                        MACHINERY & ENGINEERING    2.8%
        89,926          Ingersoll-Rand Co.                   4,940,310
                                                          ------------
                        METALS & MINING            0.0%
           612          Alcoa, Inc.                             37,982
                                                          ------------
                        OFFICE & BUSINESS
                          EQUIPMENT                3.9%
       163,327          Xerox Corp.                          6,849,526
                                                          ------------
                        RETAIL                     0.2%
         5,200          Tiffany & Co.                          311,675
                                                          ------------
                        TELECOMMUNICATIONS         6.5%
       175,364          Lucent
                          Technologies, Inc.                11,376,740
                                                          ------------
                        TELECOMMUNICATIONS
                          EQUIPMENT                2.8%
        84,600          Tellabs, Inc.*                       4,816,913
                                                          ------------
Total Common Stocks (Cost $48,195,969)                    $173,129,684
                                                          ------------

Principal
Amount                                                    Value
------                                                    -----
                         SHORT TERM INVESTMENTS
                        REPURCHASE AGREEMENT       0.4%
      $659,267          Bear Stearns &
                        Co., Inc., Dated
                        9/30/99, 5.32%, Due
                        10/1/99, Collateralized
                        by $1,855,000 United
                        States Treasury Strips
                        Due 5/15/15 (Value
                        $673,606)                         $    659,267
                                                          ------------
Total Short Term Investments--Repurchase
   Agreement (Cost $659,267)                              $    659,267
                                                          ------------

# of
Contracts
---------
                             INDEX OPTIONS 0.0%
             5          S&P 500 Put Option Dec 99/1350    $     42,500
                                                          ------------
Total Index Options (Premiums Received $26,525)           $     42,500
                                                          ------------
Total Investments (Cost $48,881,761)              99.7%   $173,831,451
Other assets in excess of liabilities              0.3%        541,620
                                                 -----    ------------
Total Net Assets                                 100.0%   $174,373,071
                                                 =====    ============

*Denotes non-income producing security.

See Notes to Financial Statements      25

                 Statement of Assets and Liabilities          September 30, 1999
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $48,881,761)--Note 2(A)                                             $173,831,451
                          Receivable for investments sold                                          515,645
                          Receivable for units sold                                                227,860
                          Dividends and interest receivable                                         66,872
                          Other assets                                                              28,096
                                                                                              ------------
                                                                                               174,669,924
                        LIABILITIES:
                          Payable for units redeemed                             $  123,686
                          Payable for investment managers                            78,292
                          Accrued expenses                                           94,875        296,853
                                                                                 ----------   ------------
                        NET ASSETS at value, applicable to 1,640,388
                          outstanding units of beneficial interest--Note 5                    $174,373,071
                                                                                              ============
                        NET ASSET VALUE offering and redemption price per unit
                          ($174,373,071 divided by 1,640,388 units)                           $     106.30
                                                                                              ============

                 Statement of Operations           Year Ended September 30, 1999
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Dividends                                            $ 2,585,573
                            Interest                                                 120,261
                                                                                 -----------
                               Total Income                                                    $ 2,705,834
                          Expenses:
                            Investment manager's fees--Note 3(A)                   1,055,792
                            Shareholder servicing fees and expenses--Note 3(B)       733,294
                            Custodian fees and expenses                               33,708
                            Legal and auditing fees                                   26,509
                            Consultant fees                                           12,799
                            Trustees' fees and expenses--Note 3(C)                    29,054
                            Printing and Postage                                      10,188
                            Insurance                                                 25,389
                            Other                                                     27,570
                                                                                 -----------
                               Net Expenses                                                      1,954,303
                                                                                               -----------
                        INVESTMENT INCOME--NET                                                     751,531
                        REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
                          Net realized gain on:
                            Investments                                           28,128,496
                            Options written                                          115,848
                                                                                 -----------
                                                                                  28,244,344
                                                                                 -----------
                          Unrealized appreciation on:
                            Investments                                           20,311,871
                            Options written                                           15,975
                                                                                 -----------
                                                                                  20,327,846
                                                                                 -----------
                        NET REALIZED AND UNREALIZED GAIN                                        48,572,190
                                                                                               -----------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $49,323,721
                                                                                               ===========

                   See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                                Year Ended     Year Ended
                                                                                 9/30/99        9/30/98
                                                                                ----------     ----------
                        OPERATIONS:
                          Investment income--net                               $    751,531   $  1,423,816
                          Net realized gain                                      28,244,344     39,334,232
                          Net unrealized appreciation (depreciation)             20,327,846    (31,400,154)
                                                                               ------------   ------------
                          Net increase in net assets resulting from
                            operations                                           49,323,721      9,357,894
                                                                               ------------   ------------

                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                    32,286,369     22,854,166
                          Value of units redeemed                               (83,603,978)   (68,118,523)
                                                                               ------------   ------------
                          Net (decrease) in net assets resulting from capital
                          transactions                                          (51,317,609)   (45,264,357)
                                                                               ------------   ------------
                          Net (decrease)                                         (1,993,888)   (35,906,463)
                        NET ASSETS at beginning of year                         176,366,959    212,273,422
                                                                               ------------   ------------
                        NET ASSETS at end of year                              $174,373,071   $176,366,959
                                                                               ============   ============

                   See Notes to Financial Statements

VALUE EQUITY FUND
Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

       Shares                                                       Value
       ------                                                       -----
                              COMMON STOCKS    98.6%
                        AEROSPACE & DEFENSE              2.0%
        15,811          Allied Signal, Inc.                      $   947,672
        23,600          Lockheed Martin Corp.                        771,425
                                                                 -----------
                                                                   1,719,097
                                                                 -----------
                        AUTOMOTIVE                       2.0%
         9,399          DaimlerChrysler AG                           652,643
        20,400          Ford Motor Co.                             1,023,825
                                                                 -----------
                                                                   1,676,468
                                                                 -----------
                        BANKING                          9.7%
        12,188          Bank of America Corp.                        678,719
        26,500          Bank One Corp.                               922,531
        24,800          Chase Manhattan Corp.                      1,869,300
        60,992          Citigroup, Inc.                            2,683,648
        31,800          Washington Mutual, Inc.                      930,150
        28,700          Wells Fargo Co.                            1,137,238
                                                                 -----------
                                                                   8,221,586
                                                                 -----------
                        BUILDING PRODUCTS                4.7%
        45,200          Martin Marietta
                          Materials, Inc.                          1,805,175
        40,196          Southdown, Inc.                            2,150,486
                                                                 -----------
                                                                   3,955,661
                                                                 -----------
                        COMPUTER SOFTWARE &
                          PERIPHERALS                    1.5%
        12,500          BMC Software, Inc.*                          893,750
        23,000          Cadence Design
                          Systems, Inc.*                             304,750
         5,000          Sterling Commerce, Inc.*                      92,813
                                                                 -----------
                                                                   1,291,313
                                                                 -----------
                        COMPUTER SYSTEMS                 1.0%
         7,200          International Business
                          Machines Corp.                             873,900
                                                                 -----------
                        CONSUMER GOODS & SERVICES        0.6%
         9,000          Kimberly Clark Corp.                         472,500
                                                                 -----------
                        CONTAINERS/PAPER/PLASTIC         0.8%
        33,300          Smurfit-Stone Container
                          Corp.*                                     720,113
                                                                 -----------
                        DRUG, HEALTH CARE &
                          PHARMACEUTICALS                8.5%
        25,200          Alza Corp.*                                1,078,875
        49,000          Beverly Enterprises, Inc.*                   208,250
        10,000          Bristol Myers Squibb Co.                     675,000
        57,600          Elan Corp. Plc*                            1,933,199
         8,700          HCR Manor Care, Inc.*                        150,619
         8,000          Mckesson HBOC, Inc.                          232,000
        28,829          Merck & Co., Inc.                          1,868,480
        33,800          Tenet Healthcare Corp.*                      593,613
        15,700          Watson
                          Pharmaceutical, Inc.*                      479,831
                                                                 -----------
                                                                   7,219,867
                                                                 -----------


       Shares                                                       Value
       ------                                                       -----
                        ELECTRONICS & ELECTRICAL         3.5%
         6,900          Altera Corp.*                            $   298,856
        10,000          Dallas Semiconductor Corp.                   534,375
        12,400          Intel Corp.                                  921,475
        35,600          Oak Industries, Inc.*                      1,210,400
                                                                 -----------
                                                                   2,965,106
                                                                 -----------
                        ENERGY                          10.0%
        13,625          BP Amoco Plc--Spons ADR                    1,509,820
        14,500          Conoco, Inc.                                 402,375
        14,046          Conoco, Inc.--Class B                        384,509
        61,595          Halliburton Co.                            2,525,396
         2,700          Mobil Corp.                                  272,025
        18,519          Royal Dutch Petroleum Co.                  1,093,778
        22,400          Texaco, Inc.                               1,414,000
        28,400          Transocean Offshore, Inc.                    869,750
                                                                 -----------
                                                                   8,471,653
                                                                 -----------
                        FINANCIAL SERVICES               3.2%
        20,390          Fannie Mae                                 1,278,198
         2,500          Goldman Sachs Group, Inc.                    152,500
        14,700          Morgan Stanley Dean
                          Witter & Co.                             1,311,056
                                                                 -----------
                                                                   2,741,754
                                                                 -----------
                        FOOD PRODUCTS & SERVICES         0.8%
        17,600          Safeway, Inc.*                               669,900
                                                                 -----------
                        INSURANCE                        3.0%
         7,700          AFLAC, Inc.                                  322,438
        19,300          Allstate Corp.                               481,294
         2,300          American General Corp.                       145,331
        13,500          American International
                          Group, Inc.                              1,173,655
        10,300          Hartford Financial Services
                          Group, Inc.                                421,013
                                                                 -----------
                                                                   2,543,731
                                                                 -----------
                        MACHINERY & ENGINEERING          3.3%
        13,200          Honeywell, Inc.                            1,469,325
        15,174          Ingersoll-Rand Co.                           833,622
         7,500          Milacron, Inc.                               133,125
        24,300          Thermo Electron Corp.*                       326,531
                                                                 -----------
                                                                   2,762,603
                                                                 -----------
                        MACHINERY/GENERAL                0.1%
         3,300          Maytag Corp.                                 109,931
                                                                 -----------
                        MANUFACTURING/CAPITAL GOODS      0.5%
         9,700          Zebra Technologies
                          Corp.--Class A*                            440,744
                                                                 -----------
                        MERCHANDISING                    2.2%
        40,550          Hasbro, Inc.                                 869,291
        52,460          Mattel, Inc.                                 996,740
                                                                 -----------
                                                                   1,866,031
                                                                 -----------

See Notes to Financial Statements      28

Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

       Shares                                                       Value
       ------                                                       -----
                        METALS & MINING                  3.4%
        36,788          Alcoa, Inc.                              $ 2,283,155
        13,500          Nucor Corp.                                  642,938
                                                                 -----------
                                                                   2,926,093
                                                                 -----------
                        OFFICE & BUSINESS EQUIPMENT      4.8%
        42,700          Lexmark International
                          Group, Inc.--Class A*                    3,437,350
        15,873          Xerox Corp.                                  665,674
                                                                 -----------
                                                                   4,103,024
                                                                 -----------
                        OIL & GAS EXPLORATION,
                          PRODUCTION & SERVICES          3.9%
         5,700          Atlantic Richfield Co.                       505,163
        18,600          Burlington Resources, Inc.                   683,550
         5,300          Diamond Offshore
                          Drilling, Inc.                             176,888
        27,600          EOG Resources, Inc.                          586,500
        14,800          Noble Drilling Corp.*                        323,750
        66,400          Union Pacific Resources
                          Group, Inc.                              1,066,549
                                                                 -----------
                                                                   3,342,400
                                                                 -----------
                        PAPER PRODUCTS                   2.3%
         8,400          International Paper Co.                      403,725
        44,000          Mead Corp.                                 1,512,500
                                                                 -----------
                                                                   1,916,225
                                                                 -----------
                        REAL ESTATE INVESTMENT TRUST     2.4%
        15,100          Boston Properties, Inc.                      463,381
       136,000          HRPT Properties Trust                      1,581,000
                                                                 -----------
                                                                   2,044,381
                                                                 -----------
                        RETAIL                           2.3%
        14,100          Federated Department Stores*                 615,994
        26,500          Kmart Corp.*                                 309,719
        20,900          Kmart Financing
                          Corp.--Convertible
                          Preferred                                  995,362
                                                                 -----------
                                                                   1,921,075
                                                                 -----------
                        TELECOMMUNICATIONS              10.6%
        25,050          AT&T Corp.                                 1,089,675
         9,600          Bell Atlantic Corp.                          646,200

       Shares                                                       Value
       ------                                                       -----
        61,200          GTE Corp.                                $ 4,704,750
        17,700          Nortel Networks Corp.                        902,700
        31,700          SBC Communications, Inc.                   1,618,681
                                                                 -----------
                                                                   8,962,006
                                                                 -----------
                        TELECOMMUNICATIONS EQUIPMENT     2.5%
        49,700          ADC
                          Telecommunications, Inc.*                2,081,188
                                                                 -----------
                        TRANSPORTATION & SHIPPING        2.8%
        30,500          FDX Corp.*                                 1,181,875
        68,250          Werner Enterprises, Inc.                   1,202,906
                                                                 -----------
                                                                   2,384,781
                                                                 -----------
                        UTILITIES                        6.2%
         3,600          Avista Corp.--Preferred                       63,000
        26,200          Duke Energy Corp.                          1,444,274
        20,400          MediaOne Group, Inc.*                      1,393,575
        36,400          Peoples Energy Corp.                       1,280,825
         1,000          Texas Utilities Co.                           37,313
        21,100          Texas Utilities
                          Co.--Preferred                           1,040,494
                                                                 -----------
                                                                   5,259,481
                                                                 -----------
Total Common Stocks (Cost $71,320,975)                           $83,662,612
                                                                 -----------
Principal
Amount
------
                              SHORT TERM INVESTMENTS
                        REPURCHASE AGREEMENT             0.9%
      $785,577          Bear Stearns & Co., Inc.,
                        Dated 9/30/99, 5.32%, Due
                        10/1/99, Collateralized by
                        $840,000 United States
                        Treasury Strips Due 8/15/00
                        (Value $801,940)                         $   785,577
                                                                 -----------
Total Short Term Investments--Repurchase Agreement
   (Cost $785,577)                                               $   785,577
                                                                 -----------
Total Investments (Cost $72,106,552)                    99.5%    $84,448,189
Other assets in excess of liabilities                    0.5%        390,842
                                                       -----     -----------
Total Net Assets                                       100.0%    $84,839,031
                                                       =====     ===========

*Denotes non-income producing security.

See Notes to Financial Statements      29

                 Statement of Assets and Liabilities          September 30, 1999
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $72,106,552)--Note 2(A)                                             $84,448,189
                          Receivable for investments sold                                       1,000,610
                          Receivable for units sold                                               145,524
                          Dividends and interest receivable                                       122,531
                          Other assets                                                             17,875
                                                                                              -----------
                                                                                               85,734,729
                        LIABILITIES:
                          Payable for investments purchased                        $753,029
                          Payable for units redeemed                                 46,017
                          Payable for investment managers                            27,309
                          Accrued expenses                                           69,343       895,698
                                                                                   --------   -----------
                        NET ASSETS at value, applicable to 1,178,206 outstanding
                          units of beneficial interest--Note 5                                $84,839,031
                                                                                              ===========
                        NET ASSET VALUE offering and redemption price per unit
                          ($84,839,031 divided by 1,178,206 units)                            $     72.01
                                                                                              ===========

                 Statement of Operations           Year Ended September 30, 1999
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Dividends                                            $ 1,442,320
                            Interest                                                  69,063
                                                                                 -----------
                               Total Income                                                    $ 1,511,383
                          Expenses:
                            Investment manager's fees--Note 3(A)                     293,614
                            Shareholder servicing fees and expenses--Note 3(B)       379,918
                            Custodian fees and expenses                               28,914
                            Legal and auditing fees                                   24,009
                            Consultant fees                                           12,799
                            Trustees' fees and expenses--Note 3(C)                    29,054
                            Printing and Postage                                      10,188
                            Insurance                                                  9,580
                            Other                                                     29,082
                                                                                 -----------
                               Total Expenses                                        817,158
                               Less fees paid indirectly--Note 4                     (27,395)
                                                                                 -----------
                               Net Expenses                                                        789,763
                                                                                               -----------
                        INVESTMENT INCOME--NET                                                     721,620
                        REALIZED AND UNREALIZED GAIN (LOSS)--Note 4:
                          Net realized gain (loss) on:
                            Investments                                           12,247,116
                            Options written                                           (4,579)
                                                                                 -----------
                                                                                  12,242,537
                                                                                 -----------
                          Unrealized appreciation (depreciation) on:
                            Investments                                           12,758,086
                            Options written                                           (8,288)
                                                                                 -----------
                                                                                  12,749,798
                                                                                 -----------
                        NET REALIZED AND UNREALIZED GAIN                                        24,992,335
                                                                                               -----------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $25,713,955
                                                                                               ===========

                   See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                                 Year Ended     Year Ended
                                                                                  9/30/99        9/30/98
                                                                                 ----------     ----------
                        OPERATIONS:
                          Investment income--net                                $    721,620   $    626,383
                          Net realized gain                                       12,242,537     11,453,123
                          Net unrealized appreciation (depreciation)              12,749,798    (14,028,220)
                                                                                ------------   ------------
                          Net increase (decrease) in net assets resulting from
                          operations                                              25,713,955     (1,948,714)
                                                                                ------------   ------------
                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                     23,902,497     20,642,979
                          Value of units redeemed                                (28,708,085)   (15,152,673)
                                                                                ------------   ------------
                          Net increase (decrease) in net assets resulting from
                          capital transactions                                    (4,805,588)     5,490,306
                                                                                ------------   ------------
                          Net increase                                            20,908,367      3,541,592
                        NET ASSETS at beginning of year                           63,930,664     60,389,072
                                                                                ------------   ------------
                        NET ASSETS at end of year                               $ 84,839,031   $ 63,930,664
                                                                                ============   ============

                   See Notes to Financial Statements

EMERGING GROWTH EQUITY FUND
Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

       Shares                                                           Value
       ------                                                           -----
                             COMMON STOCKS    92.2%
                        AEROSPACE & DEFENSE                   1.6%
         33,600         HEICO Corp.                                  $   625,800
         12,200         Mercury Computer Systems,
                          Inc.*                                          413,275
          6,200         Moog, Inc.--Class A*                             179,025
                                                                     -----------
                                                                       1,218,100
                                                                     -----------
                        AIRLINES                              0.1%
          6,500         Frontier Airlines, Inc.*                          61,750
                                                                     -----------
                        BROADCASTING & PUBLISHING             2.8%
         62,900         Citadel Communications
                          Corp.*                                       2,146,463
                                                                     -----------
                        BUSINESS SERVICES                     6.8%
          8,700         Administaff, Inc.*                               138,656
         57,000         Asyst Technologies, Inc.*                      1,880,999
         12,300         Concentric Network Corp.*                        249,844
         14,500         Diamond Technology
                          Partners, Inc.*                                649,781
          5,700         ECsoft Group Plc, Spons
                          ADR*                                            78,375
          2,500         Exodus Communications,
                          Inc.*                                          180,156
          7,000         Forrester Research, Inc.*                        273,438
          3,500         Network Solutions,
                          Inc.--Class A*                                 321,125
         46,200         Online Resources &
                          Commmunications Corp.*                         635,250
          2,600         Pomeroy Computer Resources,
                          Inc.*                                           27,950
          6,000         Safeguard Scientifics,
                          Inc.*                                          408,000
          4,700         Technology Solutions Co.*                         66,094
          5,300         U.S. Interactive, Inc.*                          115,938
          5,800         Verio, Inc.*                                     180,163
                                                                     -----------
                                                                       5,205,769
                                                                     -----------
                        COMPUTER SERVICE SOFTWARE            22.6%
         38,200         Ancor Communication, Inc.*                       923,963
         91,100         Ardent Software, Inc.*                         2,419,843
          2,300         Broadvision, Inc.*                               305,900
          4,000         Caere Corp.*                                      30,250
         43,000         Cybex Computer Products
                          Corp.*                                       1,435,125
          1,300         Digital River, Inc.*                              28,194
         33,100         Emulex Corp.*                                  2,834,187
          1,000         Hyperion Solutions Corp.*                         21,938
          1,000         Open Market, Inc.*                                13,125
         22,100         Packeteer, Inc.*                                 754,163
         21,600         Qlogic Corp.*                                  1,507,950
         30,200         QRS Corp.*                                     1,932,799
          4,900         Quest Software, Inc.*                            227,850
         78,700         Sanchez Computer
                          Associates, Inc.*                            2,729,905
         35,000         Security First Technologies
                          Corp.*                                       1,356,250
         43,000         Silicon Storage Technology,
                          Inc.*                                          607,375
          2,900         Silknet Software, Inc.*                          133,763
                                                                     -----------
                                                                      17,262,580
                                                                     -----------

                        COMPUTER SERVICES                     0.4%
         13,800         Netsolve, Inc.*                              $   244,950
       Shares                                                           Value
       ------                                                           -----
          1,600         RSA Security, Inc.*                               42,400
                                                                     -----------
                                                                         287,350
                                                                     -----------
                        CONSUMER GOODS & SERVICES            11.8%
         21,700         1-800 CONTACTS, Inc.*                            618,450
         47,500         F.Y.I., Inc.*                                  1,600,156
         11,850         Fossil, Inc.*                                    321,431
         72,800         Gerald Stevens, Inc.*                          1,023,750
         38,000         Jore Corp.*                                      453,625
         34,200         P.F. Chang's China Bistro,
                          Inc.*                                          739,575
         68,400         Quanta Services, Inc.*                         2,004,974
         68,600         Rare Hospitality
                          International, Inc.*                         1,483,475
          4,900         Sportsline USA, Inc.*                            144,856
         13,300         THQ, Inc.*                                       573,563
                                                                     -----------
                                                                       8,963,855
                                                                     -----------
                        DATA PROCESSING &
                          REPRODUCTION                        0.7%
         31,100         InterCept Group, Inc.*                           563,688
                                                                     -----------
                        DRUG, HEALTH CARE &
                          PHARMACEUTICALS                     2.3%
         11,000         Barr Laboratories, Inc.*                         349,250
         18,800         Dura Pharmaceuticals, Inc.*                      262,025
         17,000         Ligand Pharmaceuticals,
                          Inc.*                                          130,688
          8,900         Pharmaceutical Product
                          Development, Inc.*                             120,150
         29,500         Priority Healthcare
                          Corp.--Class B*                                910,812
                                                                     -----------
                                                                       1,772,925
                                                                     -----------
                        EDUCATIONAL SERVICES                  0.8%
         34,800         Scientific Learning Corp.*                       578,550
                                                                     -----------
                        ELECTRONICS & ELECTRICAL             20.2%
         27,500         ACT Manufacturing, Inc.*                         685,781
         56,000         Advanced Digital
                          Information Corp.*                           1,554,000
         36,500         Applied Micro Circuits
                          Corp.*                                       2,078,219
         72,000         Applied Science &
                          Technology, Inc.*                            1,485,000
          3,750         Dallas Semiconductor Corp.                       200,391
            500         Exar Corp.*                                       18,719
         18,200         Galileo Technology Ltd.*                         455,000
         12,900         MMC Networks, Inc.*                              402,319
         25,400         Pegasus Systems, Inc.*                           950,913
         32,500         Power Integrations, Inc.*                      2,232,343
         75,400         Rayovac Corp.*                                 1,630,525
         46,800         RF Micro Devices, Inc.*                        2,132,324
          5,900         TranSwitch Corp.*                                336,300
         21,425         Triquint Semiconductor,
                          Inc.*                                        1,223,903
                                                                     -----------
                                                                      15,385,737
                                                                     -----------

See Notes to Financial Statements      32

Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

       Shares                                                           Value
       ------                                                           -----
                        FINANCIAL SERVICES                    5.0%
          4,400         Eaton Vance Corp.                            $   140,800
          7,300         Internet Capital Group,
                          Inc.*                                          641,031
         68,600         Profit Recovery Group
                          International, Inc.*                         3,052,700
                                                                     -----------
                                                                       3,834,531
                                                                     -----------
                        HOME BUILDING                         0.1%
          4,600         Toll Brothers, Inc.*                              87,688
                                                                     -----------
                        MANUFACTURING/CAPITAL GOODS           2.7%
          2,100         Maverick Tube Corp.*                              34,781
         55,900         Pri Automation, Inc.*                          2,015,894
                                                                     -----------
                                                                       2,050,675
                                                                     -----------
                        MEDICAL EQUIPMENT &
                          SUPPLIES                            1.0%
         20,300         Cytyc Corp.*                                     784,088
                                                                     -----------
                        MEDICAL SERVICES & DRUGS              0.1%
          5,000         Twinlab Corp.*                                    44,375
                                                                     -----------
                        MEDICAL/HOSPITAL SERVICES             5.2%
         53,100         Accredo Health, Inc.*                          1,666,013
         16,100         Colorado Medtech, Inc.*                          232,444
         28,300         Quadramed Corp.*                                 208,713
         32,750         Xomed Surgical Products,
                          Inc.*                                        1,862,655
                                                                     -----------
                                                                       3,969,825
                                                                     -----------
                        TELECOMMUNICATIONS                    6.5%
         39,200         Aware, Inc.*                                   1,122,100
          9,000         Cellstar Corp.*                                   66,938
         13,600         Commscope, Inc.*                                 442,000
          5,800         Oak Industries, Inc.*                            197,200

                        TELECOMMUNICATIONS (CONTINUED)
          9,200         Performance Technologies,
                          Inc.*                                      $   207,000
       Shares                                                           Value
       ------                                                           -----
         83,800         Pinnacle Holdings, Inc.*                       2,178,800
         39,400         TALK.com, Inc.*                                  507,275
         14,100         Tekelec*                                         193,875
                                                                     -----------
                                                                       4,915,188
                                                                     -----------
                        TELECOMMUNICATIONS
                          EQUIPMENT                           0.9%
         30,100         Three-Five Systems, Inc.*                        665,963
                                                                     -----------
                        TRANSPORTATION & SHIPPING             0.6%
         31,650         Knight Transportation,
                          Inc.*                                          447,056
                                                                     -----------
Total Common Stocks (Cost $53,682,803)                               $70,246,156
                                                                     -----------

Principal
Amount
------
SHORT TERM INVESTMENTS
                        REPURCHASE AGREEMENT           10.3%
     $7,869,592         Bear Stearns & Co., Inc.,
                        Dated 9/30/99, 5.32%, Due
                        10/1/99, Collateralized by
                        $19,572,000 United States
                        Treasury Strips Due
                        8/15/00--8/15/24
                        (Value $8,031,492)                     $ 7,869,592
                                                               -----------
Total Short Term Investments--Repurchase Agreement
   (Cost $7,869,592)                                           $ 7,869,592
                                                               -----------
Total Investments (Cost $61,552,395)                  102.5%   $78,115,748
Liabilities in excess of other assets                 (2.5)%    (1,924,575)
                                                      -----    -----------
Total Net Assets                                      100.0%   $76,191,173
                                                      =====    ===========

*Denotes non-income producing security.

See Notes to Financial Statements      33

                 Statement of Assets and Liabilities          September 30, 1999
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $61,552,395)--Note 2(A)                                              $78,115,748
                          Receivable for investments sold                                          234,067
                          Receivable for units sold                                                136,412
                          Dividends and interest receivable                                         33,508
                          Other assets                                                              14,600
                                                                                               -----------
                                                                                                78,534,335
                        LIABILITIES:
                          Payable for investments purchased                       $2,149,991
                          Payable for units redeemed                                  46,554
                          Payable for investment managers                             64,772
                          Accrued expenses                                            81,845     2,343,162
                                                                                  ----------   -----------
                        NET ASSETS at value, applicable to 941,064 outstanding
                          units of beneficial interest--Note 5                                 $76,191,173
                                                                                               ===========
                        NET ASSET VALUE offering and redemption price per unit
                          ($76,191,173 divided by 941,064 units)                               $     80.96
                                                                                               ===========

                   See Notes to Financial Statements

                 Statement of Operations           Year Ended September 30, 1999
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Dividends                                              $     9,516
                            Interest                                                   265,643
                                                                                   -----------
                               Total Income                                                      $   275,159
                          Expenses:
                            Investment manager's fees--Note 3(A)                       696,548
                            Shareholder servicing fees and expenses--Note 3(B)         350,904
                            Custodian fees and expenses                                 64,074
                            Legal and auditing fees                                     26,909
                            Consultant fees                                             12,799
                            Trustees' fees and expenses--Note 3(C)                      57,890
                            Printing and Postage                                        10,188
                            Insurance                                                    9,618
                            Other                                                       33,991
                                                                                   -----------
                               Total Expenses                                        1,262,921
                               Less fees paid indirectly--Note 4                       (17,000)
                                                                                   -----------
                               Net Expenses                                                        1,245,921
                                                                                                 -----------
                        INVESTMENT (LOSS)--NET                                                      (970,762)
                        REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
                          Net realized gain on investments                           8,306,803
                          Unrealized appreciation on investments                    16,958,264
                                                                                   -----------
                        NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                           25,265,067
                                                                                                 -----------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $24,294,305
                                                                                                 ===========

                   See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                                 Year Ended     Year Ended
                                                                                  9/30/99        9/30/98
                                                                                 ----------     ----------
                        OPERATIONS:
                          Investment (loss)--net                                $   (970,762)  $   (936,455)
                          Net realized gain (loss)                                 8,306,803     (4,262,493)
                          Net unrealized appreciation (depreciation)              16,958,264    (25,625,265)
                                                                                ------------   ------------
                          Net increase (decrease) in net assets resulting from
                          operations                                              24,294,305    (30,824,213)
                                                                                ------------   ------------

                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                     15,660,494     11,606,019
                          Value of units redeemed                                (19,050,135)   (17,083,955)
                                                                                ------------   ------------
                          Net (decrease) in net assets resulting from capital
                          transactions                                            (3,389,641)    (5,477,936)
                                                                                ------------   ------------
                          Net increase (decrease)                                 20,904,664    (36,302,149)
                        NET ASSETS at beginning of year                           55,286,509     91,588,658
                                                                                ------------   ------------
                        NET ASSETS at end of year                               $ 76,191,173   $ 55,286,509
                                                                                ============   ============

                   See Notes to Financial Statements

INTERNATIONAL EQUITY FUND
Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

Shares                                                               Value
------                                                               -----
               COMMON AND PREFERRED STOCKS       96.5%
                        ADVERTISING                        0.2%
         12,332         WPP Group Plc                             $   114,749
                                                                  -----------
                        AUTO PARTS & SUPPLIES              0.6%
          6,255         Michelin--Class B                             295,238
                                                                  -----------
                        AUTOMOBILES                        1.9%
         19,396         Bayerische Motoren Werke AG                   548,637
          9,000         Honda Motor Co., Ltd.                         376,995
                                                                  -----------
                                                                      925,632
                                                                  -----------
                        BANKING                           13.7%
         23,600         ABN Amro Holding NV                           530,322
         58,250         Banco Santander Central
                          Hispano SA                                  602,366
         15,000         Bank of Tokyo-Mitsubishi Ltd.                 230,339
         32,922         Barclays Plc                                  966,730
         58,150         DBS Group Holdings Ltd.                       649,732
         21,600         HSBC Holdings Plc                             247,489
          7,520         HypoVereinsbank                               437,676
         61,550         Lloyds TSB Group Plc                          765,319
         45,000         National Australia Bank Ltd.                  658,756
         25,325         National Westminster Bank Plc                 590,582
         17,000         Overseas-Chinese Banking
                          Corp., Ltd.                                 131,964
          2,699         UBS AG                                        760,825
         37,784         Westpac Banking Corp.                         233,099
                                                                  -----------
                                                                    6,805,199
                                                                  -----------
                        BROADCASTING & PUBLISHING          2.2%
         13,650         Elsevier                                      140,283
         86,925         News Corp. Ltd.                               609,955
         20,000         Singapore Press Holdings                      315,207
                                                                  -----------
                                                                    1,065,445
                                                                  -----------
                        CHEMICALS                          1.5%
         16,420         Hoechst AG                                    714,698
                                                                  -----------
                        COMMERCIAL SERVICES                0.4%
          6,365         Brambles Industries Ltd.                      184,311
                                                                  -----------
                        CONSUMER GOODS & SERVICES          5.1%
         13,000         Fuji Photo Film Co., Ltd.                     445,650
         21,000         Kao Corp.                                     593,668
         20,000         Shiseido Co., Ltd.                            298,666
         16,391         Vivendi                                     1,151,239
                                                                  -----------
                                                                    2,489,223
                                                                  -----------
                        ELECTRONICS & ELECTRICAL           9.6%
          3,450         Alcatel SA                                    475,443
         40,000         Canon, Inc.                                 1,164,608
            900         Keyence Corp.                                 240,905
            700         Mabuchi Motor Co., Ltd.                        91,121

                        ELECTRONICS & ELECTRICAL (CONTINUED)
Shares                                                               Value
------                                                               -----
          9,000         Murata Mfg. Co.                           $   904,450
          2,000         Rohm Co., Ltd.                                417,944
          9,600         Sony Corp.                                  1,434,496
                                                                  -----------
                                                                    4,728,967
                                                                  -----------
                        ENERGY                             5.6%
         60,104         ENI SpA                                       377,019
          9,410         Royal Dutch Petroleum                         546,174
        121,419         Shell Transport & Trading Co.
                          Plc                                         907,841
          7,430         Total Fina SA--Class B                        933,718
                                                                  -----------
                                                                    2,764,752
                                                                  -----------
                        ENGINEERING                        5.4%
        118,850         Invensys Plc                                  579,373
         12,655         Mannesmann AG                               2,035,363
          9,400         TI Group Plc                                   68,735
                                                                  -----------
                                                                    2,683,471
                                                                  -----------
                        ENTERTAINMENT                      0.6%
         13,780         Pearson Plc                                   295,707
                                                                  -----------
                        FINANCIAL SERVICES                 4.3%
          1,000         Acom Co., Ltd.                                131,206
          7,230         Fortis (NL)                                   233,691
         29,516         ING Groep NV                                1,603,145
            800         Takefuji Corp.                                133,216
                                                                  -----------
                                                                    2,101,258
                                                                  -----------
                        FOOD & SERVICES                    5.9%
         68,310         Cadbury Schweppes Plc                         474,468
         66,060         Diageo Plc                                    675,069
          7,380         Kingfisher Plc                                 79,123
         20,950         Koninklijke Ahold NV                          689,426
            534         Nestle SA                                   1,003,533
                                                                  -----------
                                                                    2,921,619
                                                                  -----------
                        GAMING/HOTELS                      0.5%
         73,900         Hilton Group Plc                              256,800
                                                                  -----------
                        HEALTH                            10.3%
         19,690         AstraZeneca Plc                               825,928
         36,095         Glaxo Wellcome Plc                            941,607
            626         Novartis                                      928,625
             80         Roche Holding AG                              925,777
         27,000         Takeda Chemical Industries                  1,458,108
                                                                  -----------
                                                                    5,080,045
                                                                  -----------
                        HEALTH CARE                        0.2%
          2,000         Hoya Corp.                                    120,969
                                                                  -----------

See Notes to Financial Statements      37

Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

Shares                                                               Value
------                                                               -----
                        INSURANCE                          7.7%
         59,650         Allied Zurich Plc                         $   700,434
          7,700         AXA SA                                        974,209
         49,000         Old Mutual Plc *                              104,504
         69,790         Prudential Corp. Plc                        1,072,365
            463         Swiss Reinsurance Co.                         924,101
                                                                  -----------
                                                                    3,775,613
                                                                  -----------
                        LEISURE                            1.6%
         20,839         EMI Group Plc                                 152,380
         76,580         Granada Group Plc                             655,822
                                                                  -----------
                                                                      808,202
                                                                  -----------
                        METALS FABRICATOR                  1.3%
            395         Alusuisse Lonza Group AG                      454,865
          6,400         Pohang Iron & Steel Co. ADR                   200,400
                                                                  -----------
                                                                      655,265
                                                                  -----------
                        MULTI-INDUSTRY                     2.3%
         58,350         British American Tobacco Plc                  500,664
         11,290         Veba AG                                       616,216
                                                                  -----------
                                                                    1,116,880
                                                                  -----------
                        REAL ESTATE                        0.4%
         26,000         Cheung Kong Holdings Ltd.                     216,734
                                                                  -----------
                        TELECOMMUNICATIONS                12.9%
         62,310         Cable & Wireless Plc                          678,308
          3,140         Ericsson LM--Class B                           97,290
         12,070         Koninklijke KPN NV                            528,959

                        TELECOMMUNICATIONS (CONTINUED)
Shares                                                               Value
------                                                               -----
          5,750         Korea Telecom Corp. ADR *                 $   212,750
             53         NTT Mobile Communications
                          Network, Inc.                             1,045,330
          4,510         Tele Danmark A/S                              268,790
         18,900         Telecom Corp of New Zealand
                          Ltd.                                         74,471
         96,200         Telecom Italia SpA                            836,008
         30,428         Telefonica SA                                 487,054
         85,800         Telstra Corp., Ltd.                           444,714
         70,273         Vodafone AirTouch Plc                       1,664,235
                                                                  -----------
                                                                    6,337,909
                                                                  -----------
                        TRANSPORTATION                     0.5%
         11,152         Railtrack Group Plc                           234,721
                                                                  -----------
                        UTILITIES                          1.8%
          9,100         Electricidade de Portugal SA                  143,627
         28,000         Hong Kong Electric Holdings                    86,874
         10,378         National Power Plc                             80,924
         11,915         TNT Post Group NV                             303,275
         13,468         Viag AG                                       256,027
                                                                  -----------
                                                                      870,727
                                                                  -----------
Total Common and Preferred Stocks (Cost $43,941,116)               47,564,134
                                                                  -----------

Total Investments (Cost $43,941,116)                   96.5%    47,564,134
Other assets in excess of liabilities                   3.5%     1,723,792
                                                      -----    -----------
Total Net Assets                                      100.0%   $49,287,926
                                                      =====    ===========

* Denotes non-income producing security.

See Notes to Financial Statements      38

Geographical Diversification               September 30, 1999
----------------------------------------------------------------------------

                                                            Percent of Net Assets
                                                            ---------------------
Country                                                             Total
-------                                                             -----
United Kingdom                                                      27.2%
Japan                                                               18.4
Switzerland                                                         10.1
Germany                                                              9.4
Netherlands                                                          9.3
France                                                               5.3
Australia                                                            4.3
Denmark                                                              3.0
Italy                                                                2.5
Singapore                                                            2.2
Spain                                                                2.2
Hong Kong                                                            1.1
Korea                                                                0.8
Portugal                                                             0.3
Sweden                                                               0.2
New Zealand                                                          0.2
                                                                   -----
Total Investments                                                   96.5%
Other Assets Less Liabilities                                        3.5%
                                                                   -----
Total                                                              100.0%
                                                                   =====

See Notes to Financial Statements      39

                 Statement of Assets and Liabilities          September 30, 1999
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $43,941,116)--Note 2(A)                                              $47,564,134
                          Cash                                                                   1,950,675
                          Receivable for investments sold                                           26,323
                          Receivable for units sold                                                 76,258
                          Dividends and interest receivable                                        140,133
                          Collateral for securities loaned, at fair value--Note
                          4                                                                      1,005,948
                          Other assets                                                               9,836
                                                                                               -----------
                                                                                                50,773,307
                        LIABILITIES:
                          Payable for investments purchased                       $  199,323
                          Payable upon return of securities loaned--Note 4         1,005,948
                          Payable for units redeemed                                  20,301
                          Payable for investment managers                             32,460
                          Net loss on forward foreign currency contracts             143,989
                          Accrued expenses                                            83,360     1,485,381
                                                                                  ----------   -----------
                        NET ASSETS at value, applicable to 882,163 outstanding
                          units of beneficial interest--Note 5                                 $49,287,926
                                                                                               ===========
                        NET ASSET VALUE offering and redemption price per unit
                          ($49,287,926 divided by 882,163 units)                               $     55.87
                                                                                               ===========

                   See Notes to Financial Statements

                 Statement of Operations           Year Ended September 30, 1999
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Dividends                                              $  555,150
                            Interest                                                   34,898
                                                                                   ----------
                               Total Income                                                     $  590,048
                          Expenses:
                            Investment manager's fees--Note 3(A)                      303,770
                            Shareholder servicing fees and expenses--Note 3(B)        211,849
                            Custodian fees and expenses                                93,464
                            Legal and auditing fees                                    26,909
                            Consultant fees                                            12,799
                            Trustees' fees and expenses--Note 3(C)                     29,054
                            Printing and Postage                                       10,188
                            Insurance                                                   4,916
                            Other                                                      47,062
                                                                                   ----------
                               Total Expenses                                         740,011
                               Less fees paid indirectly--Note 4                       (5,000)
                                                                                   ----------
                               Net Expenses                                                        735,011
                                                                                                ----------
                        INVESTMENT (LOSS)--NET                                                    (144,963)
                        REALIZED AND UNREALIZED GAIN (LOSS)--Note 4:
                          Net Realized gain (loss) on:
                            Investments                                             5,321,223
                            Foreign currency transactions                            (738,580)
                                                                                   ----------
                                                                                    4,582,643
                                                                                   ----------
                          Unrealized appreciation on investments:
                            Investments                                             3,017,484
                            Foreign currency translations of other assets and
                            liabilities                                                 5,101
                                                                                   ----------
                                                                                    3,022,585
                                                                                   ----------
                        NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
                          FOREIGN CURRENCIES                                                     7,605,228
                                                                                                ----------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $7,460,265
                                                                                                ==========

                   See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                                  Year Ended    Year Ended
                                                                                   9/30/99        9/30/98
                                                                                  ----------    ----------
                        OPERATIONS:
                          Investment (loss)--net                                 $   (144,963)  $  (100,696)
                          Net realized gain                                         4,582,643     1,791,647
                          Net unrealized appreciation (depreciation)                3,022,585    (5,778,005)
                                                                                 ------------   -----------
                          Net increase (decrease) in net assets resulting from
                          operations                                                7,460,265    (4,087,054)
                                                                                 ------------   -----------
                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                      18,155,816     9,648,430
                          Value of units redeemed                                 (10,410,771)   (6,755,055)
                                                                                 ------------   -----------
                          Net increase in net assets resulting from capital
                          transactions                                              7,745,045     2,893,375
                                                                                 ------------   -----------
                          Net increase (decrease)                                  15,205,310    (1,193,679)
                        NET ASSETS at beginning of year                            34,082,616    35,276,295
                                                                                 ------------   -----------
                        NET ASSETS at end of year                                $ 49,287,926   $34,082,616
                                                                                 ============   ===========

                   See Notes to Financial Statements

ACTIVELY MANAGED BOND FUND
Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                             Value
------                                                             -----
             COMMERCIAL PAPER                   0.1%
     $   200,000        Anheuser-Busch Co., Inc.,
                          5.50%, 10/1/99                        $    200,000
                                                                ------------
Total Commercial Paper (Cost $200,000)                          $    200,000
                                                                ------------
              CORPORATE BONDS                   4.4%
     $ 2,000,000        CNA Financial Corp., 6.75%,
                          11/15/2006                            $  1,913,684
       1,802,000        Deutsche Bank Financial,
                          Medium Term Note, 0.00%,
                          7/18/2017                                  460,249
         100,000        Financing Corp., 9.40%,
                          2/8/2018                                   126,410
       2,000,000        J.C. Penny Co., Inc., 8.25%,
                          8/15/2022                                1,975,299
         657,000        Merrill Lynch & Co., Medium
                          Term Note, 0.00%,
                          2/25/2027                                   69,687
       1,000,000        PMI Group, Inc., 6.75%,
                          11/15/2006                                 987,697
       1,000,000        Public Service Electric &
                          Gas, 9.125%, 7/1/2005,
                          MBIA                                     1,102,299
         320,000        Public Service Electric &
                          Gas, 6.375%, 5/1/2008                      304,227
       3,000,000        Transamerica Financial
                          Corp., 0.00%, 9/1/2012                   1,121,274
       1,000,000        TSY-Linked Call Strips,
                          0.00%, 11/15/2024                          122,938
                                                                ------------
Total Corporate Bonds (Cost $8,495,943)                         $  8,183,764
                                                                ------------
              MORTGAGES                        10.2%
     $ 1,956,387        ABN Amro Mortgage Corp.,
                          Remic 98-5 A11, 8.82%,
                          1/25/2029                             $  1,860,577
       1,948,673        Chase Mortgage Finance
                          Corp., Remic 94-G A13,
                          7.00%, 4/25/2025                         1,809,947
       1,033,333        Chase Mortgage Finance
                          Corp., Remic 98-S2 A12,
                          7.00%, 7/25/2028                           810,247
       1,000,000        First Union Residential
                          Trust, Remic 98-B 1A8,
                          6.75%, 8/25/2028                           920,870
       1,047,080        General Electric Capital
                          Mortgage Services, Remic
                          98-12 2A8, 6.75%,
                          6/25/2028                                  843,387
       4,900,000        PNC Mortgage Securities
                          Corp., Remic 98-4 3A2,
                          6.75%, 5/25/2028                         4,522,797
         504,022        Prudential Home Mortgage
                          Securities, Inc., Remic
                          94-21 A8, 7.80%, 6/25/2024                 496,100
       2,000,000        Residential Accredit
                          Loans, Inc., Remic 97-QS8
                          A9, 7.375%, 8/25/2027                    2,006,940
       1,116,688        Residential Funding Mortgage
                          Securities I, Remic 93-S47
                          A15, 9.00%, 12/25/2023                     951,517
         500,000        Residential Funding Mortgage
                          Securities I, 7.25%,
                          8/15/2027                                  497,091
Principal
Amount                                                           Value
------                                                           -----
     $ 2,000,000        Residential Funding Mortgage
                          Securities I, Remic 98-S13
                          A14, 6.75%, 6/25/2028                 $  1,804,300
       2,411,000        Salomon Brothers Mortgage
                          Securities VII, Remic
                          98-NC3 A5, 6.93%,
                          8/25/2028                                2,330,786
                                                                ------------
Total Mortgages (Cost $20,211,951)                              $ 18,854,559
                                                                ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS                     84.7%
     $    24,338        Collateralized Mortgage
                          Security Corp., Remic X1,
                          7.00%, 6/1/2006                       $     24,220
       2,620,000        Federal Home Loan Bank,
                          6.55%, 3/20/2009                         2,507,440
       3,000,000        Federal Home Loan Bank,
                          8.00%, 8/26/2009                         3,001,212
       8,000,000        Federal Home Loan Bank,
                          0.00%, 6/25/2012                         2,826,464
      11,320,000        Federal Home Loan Bank,
                          0.00%, 7/2/2012                          4,067,129
       1,400,000        Federal Home Loan Bank,
                          6.76%, 1/29/2014                         1,315,073
      10,000,000        Federal Home Loan Bank,
                          0.00%, 6/26/2017                         2,351,620
       3,000,000        Federal Home Loan Bank,
                          0.00%, 7/7/2017                            703,731
      24,000,000        Federal Home Loan Bank,
                          0.00%, 7/14/2017                         5,620,920
      28,000,000        Federal Home Loan Bank,
                          0.00%, 7/25/2017                         6,734,475
       1,500,000        Federal Home Loan Bank,
                          0.00%, 7/28/2017                           350,195
       5,000,000        Federal Home Loan Bank,
                          0.00%, 7/28/2017                         1,167,315
         291,877        Federal Home Loan Mortgage
                          Corp., Pool #533624,
                          8.50%, 12/1/2007                           303,395
       2,850,879        Federal Home Loan Mortgage
                          Corp., Remic 1515S, 8.36%,
                          5/15/2008                                2,678,034
       1,000,000        Federal Home Loan Mortgage
                          Corp., 6.35%, 5/26/2008                    951,967
         935,000        Federal Home Loan Mortgage
                          Corp., Remic 2176LH,
                          7.50%, 12/15/2008                          946,270
       2,000,000        Federal Home Loan Mortgage
                          Corp., 6.50%, 3/5/2009                   1,911,784
       1,000,000        Federal Home Loan Mortgage
                          Corp., 7.00%, 5/27/2009                    974,015
         500,000        Federal Home Loan Mortgage
                          Corp., 7.625%, 9/9/2009                    504,170
         271,000        Federal Home Loan Mortgage
                          Corp., 6.20%, 9/17/2013                    246,198

See Notes to Financial Statements      43

Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                           Value
------                                                           -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
     $ 1,500,000        Federal Home Loan Mortgage
                          Corp., 6.58%, 12/2/2013               $  1,394,184
       1,500,000        Federal Home Loan Mortgage
                          Corp., 7.01%, 3/12/2014                  1,429,496
         427,256        Federal Home Loan Mortgage
                          Corp., Pool #141001,
                          7.75%, 9/1/2016                            434,370
          42,659        Federal Home Loan Mortgage
                          Corp., Pool #297625,
                          8.50%, 6/1/2017                             44,455
         786,356        Federal Home Loan Mortgage
                          Corp., Remic 2120ZA,
                          6.00%, 1/15/2019                           741,680
         778,629        Federal Home Loan Mortgage
                          Corp., Remic 1290H, 7.50%,
                          6/15/2021                                  789,429
       1,219,128        Federal Home Loan Mortgage
                          Corp., Remic 1175D, 8.00%,
                          11/15/2021                               1,243,323
       1,000,000        Federal Home Loan Mortgage
                          Corp., Remic 1430K, 7.00%,
                          12/15/2021                                 986,990
       2,482,800        Federal Home Loan Mortgage
                          Corp., Remic 1591SH,
                          5.45%, 9/15/2022                         1,869,655
      15,000,000        Federal Home Loan Mortgage
                          Corp., 0.00%, 2/2/2023                   2,287,500
         954,832        Federal Home Loan Mortgage
                          Corp., Remic 1574V, 6.50%,
                          3/15/2023                                  913,697
         538,262        Federal Home Loan Mortgage
                          Corp., Remic 15PZ, 7.00%,
                          7/25/2023                                  482,750
         597,330        Federal Home Loan Mortgage
                          Corp., Remic 1790E, 8.00%,
                          11/15/2023                                 602,954
       1,863,117        Federal Home Loan Mortgage
                          Corp., Remic 1663ZA,
                          7.00%, 1/15/2024                         1,711,110
       1,400,327        Federal Home Loan Mortgage
                          Corp., Remic 1671Z, 7.00%,
                          2/15/2024                                1,261,105
       2,956,510        Federal Home Loan Mortgage
                          Corp., Remic 29ZC, 8.00%,
                          4/25/2024                                2,975,591
         676,000        Federal Home Loan Mortgage
                          Corp., Remic 1814D, 6.50%,
                          2/15/2026                                  622,128
       3,284,564        Federal Home Loan Mortgage
                          Corp., Remic 2089ZB,
                          7.00%, 8/15/2026                         2,891,200
       1,840,444        Federal Home Loan Mortgage
                          Corp., Remic 2123KE,
                          8.50%, 2/15/2027                         1,970,328
       5,000,000        Federal Home Loan Mortgage
                          Corp., Remic 2092DL,
                          8.50%, 9/15/2027                         5,304,575
         708,969        Federal Home Loan Mortgage
                          Corp., Remic 2036B, 7.00%,
                          3/15/2028                                  679,343
         925,000        Federal Home Loan Mortgage
                          Corp., Remic 2064U, 7.00%,
                          6/15/2028                                  876,845
         750,631        Federal Home Loan Mortgage
                          Corp., Remic 2101ZA,
                          6.00%, 11/15/2028                          638,808
Principal
Amount                                                           Value
------                                                           -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
     $ 1,300,000        Federal National Mortgage
                          Assoc., Medium Term Note,
                          6.29%, 1/22/2008                      $  1,234,929
       1,855,000        Federal National Mortgage
                          Assoc., Medium Term Note,
                          6.36%, 7/16/2008                         1,758,564
         200,000        Federal National Mortgage
                          Assoc., Medium Term Note,
                          6.69%, 2/2/2011                            189,927
         150,000        Federal National Mortgage
                          Assoc., Medium Term Note,
                          6.77%, 9/9/2013                            140,916
         286,460        Federal National Mortgage
                          Assoc., Pool #87277,
                          7.50%, 4/1/2018                            291,476
       5,000,000        Federal National Mortgage
                          Assoc., Medium Term Note,
                          0.00%, 7/13/2017                         1,154,500
          41,142        Federal National Mortgage
                          Assoc., Remic 91-169 M,
                          8.40%, 12/25/2021                           43,326
         420,000        Federal National Mortgage
                          Assoc., Remic 92-161H,
                          7.50%, 9/25/2022                           420,997
         552,348        Federal National Mortgage
                          Assoc., Remic 93-124M,
                          0.00%, 10/25/2022                          338,918
         356,000        Federal National Mortgage
                          Assoc., Remic G93-10J,
                          5.00%, 3/25/2023                           300,253
       3,820,118        Federal National Mortgage
                          Assoc., Remic 93-247C,
                          7.00%, 3/25/2023                         3,757,614
       2,222,162        Federal National Mortgage
                          Assoc., Remic 93-247Z,
                          7.00%, 3/25/2023                         2,138,823
       2,177,958        Federal National Mortgage
                          Assoc., Remic 94-69CA,
                          7.25%, 3/25/2023                         2,162,199
         500,000        Federal National Mortgage
                          Assoc., Remic G93-15H,
                          7.25%, 4/25/2023                           491,065
         675,075        Federal National Mortgage
                          Assoc., Remic 96-18PB,
                          0.00%, 5/25/2023                           493,566
       1,036,577        Federal National Mortgage
                          Assoc., Remic 93-100K,
                          0.00%, 6/25/2023                           647,090
       4,309,533        Federal National Mortgage
                          Assoc., Remic 94-36UA,
                          7.00%, 8/25/2023                         4,198,201
         597,071        Federal National Mortgage
                          Assoc., Pool #239024,
                          7.00%, 10/1/2023                           590,838
       3,049,934        Federal National Mortgage
                          Assoc., Remic 93-199Z,
                          7.00%, 10/25/2023                        2,848,937
         397,816        Federal National Mortgage
                          Assoc., Remic G95-4B,
                          8.00%, 11/25/2023                          397,023

See Notes to Financial Statements      44

Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                           Value
------                                                           -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
     $   711,054        Federal National Mortgage
                          Assoc., Remic 93-250DZ,
                          7.00%, 12/25/2023                     $    645,582
       4,955,704        Federal National Mortgage
                          Assoc., Remic 93-255E,
                          7.10%, 12/25/2023                        4,716,315
         826,000        Federal National Mortgage
                          Assoc., Remic 94-97 H,
                          8.75%, 12/25/2023                          859,811
         800,422        Federal National Mortgage
                          Assoc., Pool #50966,
                          7.00%, 1/1/2024                            792,066
       7,111,292        Federal National Mortgage
                          Assoc., Remic G97-5ZB,
                          7.05%, 3/25/2024                         6,417,352
         708,000        Federal National Mortgage
                          Assoc., Remic 94-65LL,
                          7.375%, 4/25/2024                          703,610
       3,837,000        Federal National Mortgage
                          Assoc., Remic 94-61E,
                          7.50%, 4/25/2024                         3,812,789
       1,525,000        Federal National Mortgage
                          Assoc., Remic 98-49DC,
                          8.50%, 8/20/2025                         1,568,154
         385,000        Federal National Mortgage
                          Assoc., Remic G96-1PK,
                          7.50%, 6/17/2026                           388,934
       2,169,947        Federal National Mortgage
                          Assoc., Remic 97-27Z,
                          7.50%, 4/18/2027                         2,144,625
         337,350        Federal National Mortgage
                          Assoc., Remic 97-49B,
                          10.00%, 6/17/2027                          369,062
         900,000        Federal National Mortgage
                          Assoc., Remic 97-34YL,
                          7.00%, 6/18/2027                           856,039
       1,410,287        Federal National Mortgage
                          Assoc., Remic 98-45ZB,
                          7.00%, 8/18/2028                         1,201,438
       5,638,801        Federal National Mortgage
                          Assoc., Remic 98-62DC,
                          9.00%, 11/25/2028                        6,035,243
          12,527        Government National Mortgage
                          Assoc., Pool #1350, 6.50%,
                          3/15/2002                                   12,485
           1,039        Government National Mortgage
                          Assoc., Pool #2919, 8.00%,
                          2/15/2004                                    1,072
          23,553        Government National Mortgage
                          Assoc., Pool #5214, 8.00%,
                          7/15/2005                                   24,356
          17,942        Government National Mortgage
                          Assoc., Pool #11192,
                          7.25%, 4/15/2006                            18,204
         159,894        Government National Mortgage
                          Assoc., Pool #10260,
                          8.00%, 6/15/2006                           165,596
             771        Government National Mortgage
                          Assoc., Pool #10855,
                          8.00%, 7/15/2006                               799
           3,201        Government National Mortgage
                          Assoc., Pool #026113,
                          9.00%, 8/15/2008                             3,364
           7,942        Government National Mortgage
                          Assoc., Pool #258110,
                          9.00%, 1/15/2009                             8,350
Principal
Amount                                                           Value
------                                                           -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
     $    11,251        Government National Mortgage
                          Assoc., Pool #35238,
                          9.50%, 9/15/2009                      $     12,073
          11,335        Government National Mortgage
                          Assoc., Pool #158361,
                          9.50%, 6/15/2016                            12,176
         106,354        Government National Mortgage
                          Assoc., Pool #169957,
                          8.50%, 7/15/2016                           111,100
           6,631        Government National Mortgage
                          Assoc., Pool #157799,
                          9.00%, 7/15/2016                             6,998
           1,743        Government National Mortgage
                          Assoc., Pool #176069,
                          9.00%, 8/15/2016                             1,840
          23,565        Government National Mortgage
                          Assoc., Pool #177254,
                          9.00%, 9/15/2016                            24,867
           3,457        Government National Mortgage
                          Assoc., Pool #173806,
                          9.00%, 10/15/2016                            3,649
         282,600        Government National Mortgage
                          Assoc., Pool #152027,
                          8.00%, 10/20/2016                          291,372
           1,222        Government National Mortgage
                          Assoc., Pool #179930,
                          9.50%, 12/15/2016                            1,314
         167,990        Government National Mortgage
                          Assoc., Pool #000675,
                          8.00%, 12/20/2016                          173,205
          15,334        Government National Mortgage
                          Assoc., Pool #199032,
                          9.50%, 1/15/2017                            16,468
         244,072        Government National Mortgage
                          Assoc., Pool #196754,
                          8.50%, 2/15/2017                           254,887
          28,002        Government National Mortgage
                          Assoc., Pool #000710,
                          8.00%, 2/20/2017                            28,869
          90,236        Government National Mortgage
                          Assoc., Pool #193256,
                          8.00%, 3/15/2017                            93,505
          62,222        Government National Mortgage
                          Assoc., Pool #205624,
                          8.50%, 3/15/2017                            64,979
           9,203        Government National Mortgage
                          Assoc., Pool #209105,
                          8.00%, 3/20/2017                             9,488
           7,980        Government National Mortgage
                          Assoc., Pool #216159,
                          8.00%, 4/15/2017                             8,270
         100,266        Government National Mortgage
                          Assoc., Pool #213606,
                          8.00%, 4/15/2017                           103,899
          65,149        Government National Mortgage
                          Assoc., Pool #202887,
                          8.00%, 4/15/2017                            67,510
          27,477        Government National Mortgage
                          Assoc., Pool #211434,
                          9.50%, 4/15/2017                            29,509
          14,670        Government National Mortgage
                          Assoc., Backed Trust,
                          Remic 1A, 0.00%, 5/20/2017                  13,661
         202,189        Government National Mortgage
                          Assoc., Pool #218150,
                          8.00%, 6/15/2017                           209,515
         214,066        Government National Mortgage
                          Assoc., Pool #226673,
                          9.50%, 7/15/2017                            29,892

See Notes to Financial Statements      45

Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                           Value
------                                                           -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
     $     3,632        Government National Mortgage
                          Assoc., Pool #226855,
                          9.50%, 7/15/2017                      $      3,901
           5,110        Government National Mortgage
                          Assoc., Pool #237572,
                          9.50%, 12/15/2017                            5,488
          18,178        Government National Mortgage
                          Assoc., Pool #226651,
                          9.50%, 6/15/2018                            19,518
           4,040        Government National Mortgage
                          Assoc., Pool #247493,
                          8.00%, 7/15/2018                             4,181
           1,652        Government National Mortgage
                          Assoc., Pool #266208,
                          9.50%, 8/15/2018                             1,774
          31,514        Government National Mortgage
                          Assoc., Pool #291195,
                          8.00%, 5/15/2020                            32,468
          38,146        Government National Mortgage
                          Assoc., Pool #290123,
                          8.00%, 6/15/2020                            39,300
          77,609        Government National Mortgage
                          Assoc., Pool #319342,
                          8.50%, 3/15/2022                            80,838
         134,684        Government National Mortgage
                          Assoc., Pool #346560,
                          8.00%, 4/15/2023                           138,194
         343,099        Government National Mortgage
                          Assoc., Pool #385850,
                          8.00%, 8/15/2024                           351,430
       1,729,719        Government National Mortgage
                          Assoc., Remic 99-22A,
                          7.00%, 3/20/2027                         1,683,363
Principal
Amount                                                           Value
------                                                           -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
     $   460,000        Government National Mortgage
                          Assoc., Remic 97-8PE,
                          7.50%, 5/16/2027                      $    464,576
       1,000,000        Government National Mortgage
                          Assoc., Remic 97-18J,
                          7.00%, 11/20/2027                          969,738
       1,306,736        Government National Mortgage
                          Assoc., Remic 99-C, 7.00%,
                          2/16/2029                                1,226,772
       1,132,573        Government National Mortgage
                          Assoc., Pool #511918,
                          8.25%, 9/15/2029                         1,173,040
       6,020,000        U.S. Treasury Bonds, 9.25%,
                          2/15/2016                                7,699,958
       6,800,000        United States Treasury Zero
                          Coupon Strips, 0.00%,
                          2/15/2006                                4,613,929
      19,180,000        United States Treasury Zero
                          Coupon Strips, 0.00%,
                          2/15/2010                                9,978,567
                                                                ------------
Total United States Government and Agency
  Obligations (Cost $160,050,664)                               $155,937,632
                                                                ------------
Total Investments (Cost $188,958,558)                   99.4%   $183,175,955
Other assets in excess of liabilities                    0.6%      1,021,446
                                                       -----    ------------
Total Net Assets                                       100.0%   $184,197,401
                                                       =====    ============

See Notes to Financial Statements      46

                 Statement of Assets and Liabilities          September 30, 1999
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $188,958,558)--Note 2(A)                                            $183,175,955
                          Cash                                                                      30,798
                          Receivable for units sold                                                175,274
                          Interest receivable                                                    1,073,630
                          Collateral for securities loaned, at fair value--Note
                          4                                                                        688,400
                          Other assets                                                              28,574
                                                                                              ------------
                                                                                               185,172,631
                        LIABILITIES:
                          Payable upon return of securities loaned--Note 4       $  688,400
                          Payable for units redeemed                                137,803
                          Payable for investment managers                            46,778
                          Accrued expenses                                          102,249        975,230
                                                                                 ----------   ------------
                        NET ASSETS at value, applicable to 4,950,209
                          outstanding units of beneficial interest--Note 5                    $184,197,401
                                                                                              ============
                        NET ASSET VALUE offering and redemption price per unit
                          ($184,197,401 divided by 4,950,209 units)                           $      37.21
                                                                                              ============

                 Statement of Operations           Year Ended September 30, 1999
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Interest                                            $ 12,467,750
                                                                                ------------
                               Total Income                                                    $ 12,467,750
                          Expenses:
                            Investment manager's fees--Note 3(A)                     558,829
                            Shareholder servicing fees and expenses--Note 3(B)       671,387
                            Custodian fees and expenses                               25,682
                            Legal and auditing fees                                   26,908
                            Consultant fees                                           12,799
                            Trustees' fees and expenses--Note 3(C)                    29,054
                            Printing and Postage                                      10,188
                            Insurance                                                 20,430
                            Other                                                     38,720
                                                                                ------------
                               Total Expenses                                                     1,393,997
                                                                                               ------------
                        INVESTMENT INCOME--NET                                                   11,073,753
                        REALIZED AND UNREALIZED GAIN (LOSS) ON
                          INVESTMENTS--Note 4:
                          Net realized gain on investments                           524,140
                          Unrealized (depreciation) on investments               (14,244,373)
                                                                                ------------
                        NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS                       (13,720,233)
                                                                                               ------------
                        NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ (2,646,480)
                                                                                               ============

                   See Notes to Financial Statements

             ACTIVELY MANAGED BOND FUND
             (CONTINUED)
                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                                Year Ended     Year Ended
                                                                                 9/30/99        9/30/98
                                                                                ----------     ----------
                        OPERATIONS:
                          Investment income--net                               $ 11,073,753   $  9,298,989
                          Net realized gain                                         524,140      3,247,694
                          Net unrealized appreciation (depreciation)            (14,244,373)     3,846,747
                                                                               ------------   ------------
                          Net increase (decrease) in net assets resulting
                          from operations                                        (2,646,480)    16,393,430
                                                                               ------------   ------------
                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                    55,604,217     26,734,278
                          Value of units redeemed                               (31,115,385)   (27,911,465)
                                                                               ------------   ------------
                          Net increase (decrease) in net assets resulting
                          from capital
                            transactions                                         24,488,832     (1,177,187)
                                                                               ------------   ------------
                          Net increase                                           21,842,352     15,216,243
                        NET ASSETS at beginning of year                         162,355,049    147,138,806
                                                                               ------------   ------------
                        NET ASSETS at end of year                              $184,197,401   $162,355,049
                                                                               ============   ============

                   See Notes to Financial Statements

INTERMEDIATE-TERM BOND FUND
Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                            Value
------                                                            -----
              COMMERCIAL PAPER                  0.3%
     $  200,000         Anheuser-Busch Co., Inc.,
                          5.50%, 10/1/99                       $   200,000
                                                               -----------
Total Commercial Paper (Cost $200,000)                         $   200,000
                                                               -----------
              CORPORATE BONDS                   1.4%
     $  115,000         Cooper Industries, Inc.,
                          Medium Term Note, 5.88%,
                          2/20/2003                            $   112,249
        755,000         Old Republic International
                          Corp., 7.00%, 6/15/2007                  754,663
                                                               -----------
Total Corporate Bonds (Cost $909,028)                          $   866,912
                                                               -----------
               MORTGAGES                        6.7%
     $  836,580         Bear Stearns Mortgage
                          Securities, Remic 1993-10
                          A9, 7.20%, 7/25/2024                 $   797,804
        456,000         Capstead Securities Corp.,
                          Remic 1993-1E, 7.50%,
                          2/1/2023                                 443,797
        149,314         CitiCorp Mortgage
                          Securities, Inc., Remic
                          1997-3 A4, 9.00%,
                          8/25/2027                                150,409
        174,191         CitiCorp Mortgage
                          Securities, Inc., Remic
                          1993-7 A3, 7.00%,
                          6/25/2023                                171,678
        398,330         Collateralized Mortgage
                          Obligation Trust, Remic
                          27A, 7.25%, 4/23/2017                    400,496
        300,000         GE Capital Mortgage
                          Services, Inc., Remic
                          1996-3 A4, 7.00%,
                          3/25/2026                                293,823
        330,000         GE Capital Mortgage
                          Services, Inc., Remic
                          1996-HE3 A4, 7.49%,
                          9/25/2026                                332,812
        500,000         GE Capital Mortgage
                          Services, Inc., Remic
                          1997-92 A5, 7.00%,
                          10/25/2027                               496,960
        847,794         GE Capital Mortgage
                          Services, Inc., Remic
                          1998-2 A12, 7.00%,
                          1/25/2028                                839,680
          7,408         John J Matterer, 8.50%,
                          1/1/2005                                   7,408
        229,229         Prudential Home Mortgage
                          Securities, Remic 1992-50
                          A5, 7.625%, 2/25/2023                    230,454
                                                               -----------
Total Mortgages (Cost $4,257,920)                              $ 4,165,321
                                                               -----------
                 UNITED STATES GOVERNMENT AND AGENCY
               OBLIGATIONS                     88.4%
     $  560,000         Federal Home Loan Bank,
                          5.13%, 9/15/2003                     $   537,080
      1,000,000         Federal Home Loan Bank,
                          6.75%, 3/18/2009                         965,077
Principal
Amount                                                            Value
------                                                            -----
UNITED STATES GOVERNMENT AND AGENCY
    OBLIGATIONS (CONTINUED)
     $    2,174         Federal Home Loan Mortgage
                          Corp., Pool #212719,
                          7.50%, 8/1/2001                      $     2,196
          3,033         Federal Home Loan Mortgage
                          Corp., Pool #200030,
                          9.00%, 3/1/2001                            3,112
          4,891         Federal Home Loan Mortgage
                          Corp., Pool #200035,
                          9.00%, 5/1/2001                            5,017
         10,890         Federal Home Loan Mortgage
                          Corp., Pool #200034,
                          8.50%, 5/1/2001                           11,096
         13,396         Federal Home Loan Mortgage
                          Corp., Pool #214040,
                          7.50%, 12/1/2001                          13,535
         17,348         Federal Home Loan Mortgage
                          Corp., Pool #320139,
                          8.00%, 9/1/2001                           17,638
         20,168         Federal Home Loan Mortgage
                          Corp., Pool #200040,
                          9.00%, 6/1/2001                           20,690
         21,985         Federal Home Loan Mortgage
                          Corp., Pool #200070,
                          7.50%, 4/1/2002                           22,204
         22,006         Federal Home Loan Mortgage
                          Corp., Pool #212242,
                          7.50%, 7/1/2001                           22,236
         29,687         Federal Home Loan Mortgage
                          Corp., Remic 157A, 8.75%,
                          7/15/2000                                 29,897
         35,750         Federal Home Loan Mortgage
                          Corp., Pool #200071,
                          7.50%, 5/1/2002                           36,105
         38,671         Federal Home Loan Mortgage
                          Corp., Pool #213857,
                          7.50%, 11/1/2001                          39,074
         48,021         Federal Home Loan Mortgage
                          Corp., Remic 2062Z, 6.50%,
                          6/15/2028                                 47,909
         58,723         Federal Home Loan Mortgage
                          Corp., Remic 1397D, 7.00%,
                          10/15/2021                                59,108
         73,751         Federal Home Loan Mortgage
                          Corp., Pool #290143,
                          8.50%, 8/1/2006                           76,078
        110,000         Federal Home Loan Mortgage
                          Corp., Remic 1311J, 7.50%,
                          9/15/2021                                111,115
        124,000         Federal Home Loan Mortgage
                          Corp., Remic 1847B, 7.50%,
                          7/15/2024                                124,825
        140,000         Federal Home Loan Mortgage
                          Corp., Remic 1692K, 7.20%,
                          9/15/2023                                134,948
        147,000         Federal Home Loan Mortgage
                          Corp., Remic 1753D, 8.50%,
                          9/15/2024                                153,769
        171,599         Federal Home Loan Mortgage
                          Corp., Pool #30900, 8.50%,
                          5/1/2006                                 176,700
        200,000         Federal Home Loan Mortgage
                          Corp., Remic 1900N, 7.50%,
                          1/15/2024                                201,909
        225,000         Federal Home Loan Mortgage
                          Corp., Remic 1663C, 7.00%,
                          1/15/2024                                219,853
        225,262         Federal Home Loan Mortgage
                          Corp., Remic 1706LB,
                          7.00%, 6/15/2023                         221,389
        300,000         Federal Home Loan Mortgage
                          Corp., 7.625%, 9/9/2009                  302,502

See Notes to Financial Statements      49

Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                            Value
------                                                            -----
UNITED STATES GOVERNMENT AND AGENCY
    OBLIGATIONS (CONTINUED)
     $  308,679         Federal Home Loan Mortgage
                          Corp., Remic 1169 D,
                          7.00%, 5/15/2021                     $   309,470
        342,259         Federal Home Loan Mortgage
                          Corp., Remic 1316Z, 8.00%,
                          6/15/2022                                353,008
        346,581         Federal Home Loan Mortgage
                          Corp., Remic 1924A,
                          10.00%, 8/15/2025                        367,468
        355,665         Federal Home Loan Mortgage
                          Corp., Remic 1899ZG,
                          8.00%, 6/15/2018                         360,975
        367,000         Federal Home Loan Mortgage
                          Corp., Remic 1695EA,
                          7.00%, 12/15/2023                        360,824
        500,000         Federal Home Loan Mortgage
                          Corp., Remic 1770PH,
                          8.00%, 8/15/2023                         511,078
        538,346         Federal Home Loan Mortgage
                          Corp., Remic 1261J, 8.00%,
                          7/15/2021                                552,673
        646,000         Federal Home Loan Mortgage
                          Corp., Remic 1311K, 7.00%,
                          7/15/2022                                633,506
        941,742         Federal Home Loan Mortgage
                          Corp., Remic 2046PZ,
                          6.50%, 2/15/2028                         866,967
        952,393         Federal Home Loan Mortgage
                          Corp., Remic 1587Z, 6.50%,
                          10/15/2008                               908,743
      1,000,000         Federal Home Loan Mortgage
                          Corp., 6.22%, 6/24/2008                  937,148
      1,000,000         Federal Home Loan Mortgage
                          Corp., 6.35%, 5/26/2008                  951,967
      1,000,000         Federal Home Loan Mortgage
                          Corp., 6.41%, 1/20/2009                  952,135
      1,000,000         Federal Home Loan Mortgage
                          Corp., 6.54%, 8/26/2008                  959,779
      1,000,000         Federal Home Loan Mortgage
                          Corp., 7.00%, 5/27/2009                  974,015
      1,200,000         Federal Home Loan Mortgage
                          Corp., 5.50%, 2/10/2009                1,140,260
      1,388,615         Federal Home Loan Mortgage
                          Corp., Remic 2137GT,
                          6.50%, 3/15/2029                       1,341,194
      1,500,000         Federal Home Loan Mortgage
                          Corp., 6.91%, 6/20/2005                1,487,763
      1,500,000         Federal Home Loan Mortgage
                          Corp., Remic 2092DL,
                          8.50%, 9/15/2027                       1,591,374
          1,775         Federal National Mortgage
                          Assoc., Pool #29658,
                          8.50%, 7/1/2001                            1,814
          4,185         Federal National Mortgage
                          Assoc., Pool #47137,
                          8.00%, 5/1/2002                            4,260
          5,056         Federal National Mortgage
                          Assoc., Pool #26707,
                          9.00%, 5/1/2001                            5,187
          6,537         Federal National Mortgage
                          Assoc., Pool #7242, 8.50%,
                          7/1/2001                                   6,679
          9,340         Federal National Mortgage
                          Assoc., Pool #26607,
                          9.00%, 5/1/2001                            9,583
Principal
Amount                                                            Value
------                                                            -----
UNITED STATES GOVERNMENT AND AGENCY
    OBLIGATIONS (CONTINUED)
     $   11,019         Federal National Mortgage
                          Assoc., Pool #29470,
                          9.00%, 7/1/2001                      $    11,305
         22,173         Federal National Mortgage
                          Assoc., Pool #30409,
                          8.50%, 9/1/2001                           22,656
         34,640         Federal National Mortgage
                          Assoc., Remic 1993-244A,
                          0.00%, 11/25/2023                         33,418
         34,694         Federal National Mortgage
                          Assoc., Pool #48103,
                          8.00%, 5/1/2002                           35,314
         37,839         Federal National Mortgage
                          Assoc., Pool #28645,
                          9.00%, 6/1/2001                           38,820
         38,325         Federal National Mortgage
                          Assoc., Pool #46609,
                          8.00%, 5/1/2002                           39,010
         47,327         Federal National Mortgage
                          Assoc., Pool #46872,
                          8.00%, 5/1/2002                           48,067
         51,770         Federal National Mortgage
                          Assoc., Pool #28785,
                          9.00%, 6/1/2001                           53,113
         60,314         Federal National Mortgage
                          Assoc., Pool #47932,
                          8.00%, 5/1/2002                           61,392
         77,036         Federal National Mortgage
                          Assoc., Pool #355656,
                          7.00%, 8/1/2003                           77,391
         81,223         Federal National Mortgage
                          Assoc., Pool #47402,
                          8.00%, 5/1/2002                           82,674
         82,091         Federal National Mortgage
                          Assoc., Remic 1991-141PH,
                          7.50%, 4/25/2019                          82,899
         90,254         Federal National Mortgage
                          Assoc., Pool #50078,
                          8.50%, 6/1/2003                           93,233
        109,784         Federal National Mortgage
                          Assoc., Remic 1997-7U,
                          7.00%, 8/18/2022                         109,711
        159,144         Federal National Mortgage
                          Assoc., Pool #87277,
                          7.50%, 4/1/2018                          161,931
        192,000         Federal National Mortgage
                          Assoc., Remic 1993-4LA,
                          8.00%, 1/25/2023                         198,270
        210,000         Federal National Mortgage
                          Assoc., Remic G-41PT,
                          7.50%, 10/25/2021                        209,282
        230,000         Federal National Mortgage
                          Assoc., Remic G93-38H,
                          6.50%, 12/25/2023                        223,064
        261,202         Federal National Mortgage
                          Assoc., Remic 1990-132Z,
                          7.00%, 11/25/2020                        258,347
        276,000         Federal National Mortgage
                          Assoc., Remic 1993-4K,
                          7.50%, 11/25/2021                        278,873
        279,000         Federal National Mortgage
                          Assoc., Remic 1993-1G,
                          7.50%, 1/25/2022                         282,475

See Notes to Financial Statements      50

Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                            Value
------                                                            -----
UNITED STATES GOVERNMENT AND AGENCY
    OBLIGATIONS (CONTINUED)
     $  302,380         Federal National Mortgage
                          Assoc., Remic 1994-20Z,
                          6.50%, 2/25/2009                     $   293,374
        310,180         Federal National Mortgage
                          Assoc., Remic 1992-131H,
                          7.50%, 6/25/2021                         312,218
        312,109         Federal National Mortgage
                          Assoc., Pool #82407,
                          9.00%, 3/1/2004                          324,638
        320,000         Federal National Mortgage
                          Assoc., Medium Term Note,
                          6.50%, 3/19/2008                         306,552
        342,000         Federal National Mortgage
                          Assoc., Remic G93-40ZC,
                          6.50%, 12/25/2023                        317,864
        356,581         Federal National Mortgage
                          Assoc., Remic 1988-3D,
                          9.10%, 2/25/2002                         360,318
        385,000         Federal National Mortgage
                          Assoc., Medium Term Note,
                          6.87%, 10/02/2007                        373,610
        388,000         Federal National Mortgage
                          Assoc., Remic 1992-202J,
                          7.50%, 4/25/2020                         391,121
        400,000         Federal National Mortgage
                          Assoc., Medium Term Note,
                          7.43%, 6/13/2007                         395,039
        400,000         Federal National Mortgage
                          Assoc., Remic 1993-26K,
                          7.00%, 5/25/2021                         395,232
        449,935         Federal National Mortgage
                          Assoc., Remic 1994-32Z,
                          6.50%, 3/25/2009                         430,736
        450,000         Federal National Mortgage
                          Assoc., Medium Term Note,
                          6.90%, 8/21/2007                         439,675
        470,250         Federal National Mortgage
                          Assoc., Remic 1998-34AV,
                          6.50%, 6/18/2028                         438,226
        500,000         Federal National Mortgage
                          Assoc., Medium Term Note,
                          6.61%, 4/10/2008                         480,167
        500,000         Federal National Mortgage
                          Assoc., Medium Term Note,
                          7.65%, 10/06/2006                        496,689
        533,543         Federal National Mortgage
                          Assoc., Remic 1997-63A,
                          7.00%, 3/18/2026                         531,286
        592,216         Federal National Mortgage
                          Assoc., Remic G92-40ZC,
                          7.00%, 7/25/2022                         588,888
Principal
Amount                                                            Value
------                                                            -----
UNITED STATES GOVERNMENT AND AGENCY
    OBLIGATIONS (CONTINUED)
     $  645,000         Federal National Mortgage
                          Assoc., Remic 1993-54J,
                          6.75%, 10/25/2022                    $   619,517
        700,000         Federal National Mortgage
                          Assoc., Remic 1993-89D,
                          7.00%, 6/25/2023                         675,159
        732,803         Federal National Mortgage
                          Assoc., Remic 1997-84B,
                          9.50%, 10/18/2022                        763,163
        867,173         Federal National Mortgage
                          Assoc., Remic 1992-174H,
                          7.25%, 9/25/2021                         869,646
        898,589         Federal National Mortgage
                          Assoc., Remic 1999-43,
                          7.50%, 12/25/2008                        901,384
      1,000,000         Federal National Mortgage
                          Assoc., Remic 1994-75N,
                          7.00%, 4/25/2024                         979,530
      1,000,000         Federal National Mortgage
                          Assoc., Remic 1992-138P,
                          7.50%, 8/25/2022                         993,309
      1,000,000         Federal National Mortgage
                          Assoc., Remic G93-32J,
                          6.75%, 5/25/2009                         994,561
      1,174,192         Federal National Mortgage
                          Assoc., Remic 1994-38J,
                          7.00%, 11/25/2012                      1,166,455
      1,500,000         Federal National Mortgage
                          Assoc., Medium Term Note,
                          6.44%, 1/7/2008                        1,435,584
      1,895,000         Federal National Mortgage
                          Assoc., Medium Term Note,
                          6.48%, 4/2/2008                        1,813,435
      2,049,030         Federal National Mortgage
                          Assoc., Remic 1993-188QZ,
                          6.00%, 10/28/2008                      1,928,470
      2,287,901         Federal National Mortgage
                          Assoc., Remic 1994-76KB,
                          0.00%, 4/25/2024                       1,765,691
      2,780,000         Federal National Mortgage
                          Assoc., Remic 1992-135J,
                          7.50%, 2/25/2021                       2,807,310
         13,354         Federal National Mortgage
                          Assoc. Strips, Remic 29-1,
                          0.00%, 3/1/2018                           11,101
            938         Government National Mortgage
                          Assoc., Pool #9335, 8.25%,
                          4/15/2006                                    979
          7,746         Government National Mortgage
                          Assoc., Pool #8881, 8.25%,
                          3/15/2006                                  8,084

See Notes to Financial Statements      51

Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                            Value
------                                                            -----
UNITED STATES GOVERNMENT AND AGENCY
    OBLIGATIONS (CONTINUED)
     $  223,520         Government National Mortgage
                          Assoc., Pool #9257, 8.25%,
                          6/20/2025                            $   229,900
        247,950         Government National Mortgage
                          Assoc., Pool #453323,
                          8.25%, 9/15/2027                         256,867
        315,282         Government National Mortgage
                          Assoc., Pool #427291,
                          8.25%, 12/15/2027                        326,620
        403,229         Government National Mortgage
                          Assoc., Pool #2326, 8.50%,
                          11/20/2026                               416,511
        445,306         Government National Mortgage
                          Assoc., Pool #453336,
                          8.25%, 9/15/2027                         461,319
        521,210         Government National Mortgage
                          Assoc., Pool #409781,
                          8.25%, 8/15/2025                         540,282
      1,456,546         Government National Mortgage
                          Assoc., Pool #440604,
                          8.25%, 6/15/2027                       1,508,924
Principal
Amount                                                            Value
------                                                            -----
UNITED STATES GOVERNMENT AND AGENCY
    OBLIGATIONS (CONTINUED)
     $1,810,000         Government National Mortgage
                          Assoc., Remic 1997-16VB,
                          7.00%, 03/20/2007                    $ 1,813,923
        200,000         U.S. Treasury Note, 7.75%,
                          2/15/2001                                205,625
      4,000,000         U.S. Treasury Strips, 0.00%,
                          8/15/2002                              3,393,277
                                                               -----------
Total United States Government and Agency
  Obligations (Cost $56,388,466)                               $55,306,436
                                                               -----------
Total Investments (Cost $61,755,414)                   96.8%   $60,538,669
Other assets in excess of liabilities                   3.2%     1,984,909
                                                      -----    -----------
Total Net Assets                                      100.0%   $62,523,578
                                                      =====    ===========

See Notes to Financial Statements      52

                 Statement of Assets and Liabilities          September 30, 1999
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $61,755,414)--Note 2(A)                                              $60,538,669
                          Cash                                                                      32,372
                          Receivable for investments sold                                        1,478,607
                          Receivable for units sold                                                 59,102
                          Dividends and interest receivable                                        542,185
                          Collateral for securities loaned, at fair value--Note
                          4                                                                      1,732,400
                          Other assets                                                              16,175
                                                                                               -----------
                                                                                                64,399,510
                        LIABILITIES:
                          Payable for investments purchased                      $    33,764
                          Payable upon return of securities loaned--Note 4         1,732,400
                          Payable for units redeemed                                  24,636
                          Payable for investment managers                             19,571
                          Accrued expenses                                            65,561     1,875,932
                                                                                 -----------   -----------
                        NET ASSETS at value, applicable to 1,810,158
                          outstanding units of beneficial interest--Note 5                     $62,523,578
                                                                                               ===========
                        NET ASSET VALUE offering and redemption price per unit
                          ($62,523,578 divided by 1,810,158 units)                             $     34.54
                                                                                               ===========

                 Statement of Operations           Year Ended September 30, 1999
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Interest                                            $  3,976,721
                                                                                ------------
                               Total Income                                                    $  3,976,721
                          Expenses:
                            Investment manager's fees--Note 3(A)                     232,622
                            Shareholder servicing fees and expenses--Note 3(B)       318,496
                            Custodian fees and expenses                               13,605
                            Legal and auditing fees                                   24,009
                            Consultant fees                                           12,799
                            Trustees' fees and expenses--Note 3(C)                    29,054
                            Printing and Postage                                      10,188
                            Insurance                                                  8,241
                            Other                                                     35,801
                                                                                ------------
                               Total Expenses                                                       684,815
                                                                                               ------------
                        INVESTMENT INCOME--NET                                                    3,291,906
                        REALIZED AND UNREALIZED GAIN (LOSS) ON
                          INVESTMENTS--Note 4:
                          Net realized gain on investments                            51,580
                          Unrealized (depreciation) on investments                (2,550,969)
                                                                                ------------
                        NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS                        (2,499,389)
                                                                                               ------------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $    792,517
                                                                                               ============

                   See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                                 Year Ended     Year Ended
                                                                                  9/30/99        9/30/98
                                                                                 ----------     ----------
                        OPERATIONS:
                          Investment income--net                                $  3,291,906   $  3,815,398
                          Net realized gain                                           51,580        864,694
                          Net unrealized appreciation (depreciation)              (2,550,969)       282,393
                                                                                ------------   ------------
                          Net increase in net assets resulting from operations       792,517      4,962,485
                                                                                ------------   ------------
                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                     16,296,336      7,479,124
                          Value of units redeemed                                (14,283,691)   (21,111,961)
                                                                                ------------   ------------
                          Net increase (decrease) in net assets resulting from
                          capital transactions                                     2,012,645    (13,632,837)
                                                                                ------------   ------------
                          Net increase (decrease)                                  2,805,162     (8,670,352)
                        NET ASSETS at beginning of year                           59,718,416     68,388,768
                                                                                ------------   ------------
                        NET ASSETS at end of year                               $ 62,523,578   $ 59,718,416
                                                                                ============   ============

                   See Notes to Financial Statements

SHORT-TERM INVESTMENT FUND
Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                            Value
------                                                            -----

                                    COMMERCIAL PAPER    6.2%
     $1,000,000         Anheuser-Busch Co., Inc.,
                          5.50%, 10/1/99                       $ 1,000,000
        700,000         PepsiCo, Inc., 5.45%,
                          10/1/99                                  700,000
                                                               -----------
Total Commercial Paper (Cost $1,700,000)                       $ 1,700,000
                                                               -----------
                                     CORPORATE BONDS   12.9%
     $  440,000         American Home Products
                          Corp., 7.70%, 2/15/2000              $   442,880
        230,000         Consolidated Edison, Inc.,
                          7.60%, 1/15/2000                         231,116
      1,000,000         General Electric Capital
                          Corp., Medium Term Note,
                          5.625%, 4/1/2000                       1,000,013
      1,000,000         Republic New York Corp.,
                          9.50%, 7/1/2000                        1,026,321
        565,000         Wal-Mart Stores, Inc.,
                          9.10%, 7/15/2000                         578,634
        250,000         Wells Fargo Co., Medium Term
                          Note, 7.125%, 4/1/2000                   251,757
                                                               -----------
Total Corporate Bonds (Cost $3,527,025)                        $ 3,530,721
                                                               -----------
                 UNITED STATES GOVERNMENT AND AGENCY
                                         OBLIGATIONS
                        77.3%
     $  475,000         Federal Home Loan Bank,
                          6.29%, 8/24/2001                     $   475,046
        500,000         Federal Home Loan Bank,
                          5.29%, 10/27/2000                        496,682
      1,345,000         Federal Home Loan Bank,
                          6.10%, 10/12/2000                      1,344,994
        500,000         Federal Home Loan Bank,
                          5.21%, 10/20/2000                        496,407
      1,000,000         Federal Home Loan Bank,
                          5.655%, 6/23/2000                        999,316
        436,175         Federal Home Loan Mortgage
                          Corp., Gold Pool #L80033,
                          6.50%, 8/1/2000                          437,191
        100,033         Federal Home Loan Mortgage
                          Corp., Pool #M80156,
                          6.50%, 3/1/2000                          100,266
         95,135         Federal Home Loan Mortgage
                          Corp., Gold Pool #N92275,
                          6.50%, 11/1/1999                          95,168
        132,661         Federal Home Loan Mortgage
                          Corp., Gold Pool #M80157,
                          7.00%, 3/1/2000                          133,504
        259,832         Federal Home Loan Mortgage
                          Corp., Gold Pool #M80166,
                          6.00%, 4/1/2000                          258,843

Principal
Amount                                                         Value
------                                                         -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
     $  489,118         Federal Home Loan Mortgage
                          Corp., Gold Pool #M90463,
                          7.00%, 8/1/2001                      $   494,356
        103,643         Federal Home Loan Mortgage
                          Corp., Pool #200047,
                          8.50%, 8/1/2001                          105,608
      1,000,000         Federal Home Loan Mortgage
                          Corp., 5.70%, 6/8/2001                   992,930
        189,868         Federal Home Loan Mortgage
                          Corp., Gold Pool #N92386,
                          6.50%, 12/1/1999                         190,075
        250,000         Federal Home Loan Mortgage
                          Corp., 5.48%, 2/26/2001                  248,091
        103,712         Federal Home Loan Mortgage
                          Corp., Gold Pool #L90155,
                          7.00%, 1/1/2000                          103,955
         86,875         Federal Home Loan Mortgage
                          Corp., Gold Pool #M80302,
                          6.00%, 12/1/2000                          86,545
         51,667         Federal Home Loan Mortgage
                          Corp., Gold Pool #L80044,
                          6.00%, 11/1/2000                          51,472
        310,740         Federal Home Loan Mortgage
                          Corp., Remic 1674 VA,
                          4.95%, 7/15/2000                         309,380
        597,993         Federal Home Loan Mortgage
                          Corp., Gold Pool #G40014,
                          6.50%, 10/1/2000                         599,387
         76,410         Federal Home Loan Mortgage
                          Corp., Gold Pool #G40009,
                          6.50%, 9/1/2000                           76,589
        156,167         Federal Home Loan Mortgage
                          Corp., Gold Pool #G40001,
                          7.00%, 8/1/2000                          157,159
        145,287         Federal Home Loan Mortgage
                          Corp., Gold Pool #L80011,
                          7.00%, 2/1/2000                          146,210
         87,065         Federal Home Loan Mortgage
                          Corp., Pool #L90152,
                          8.00%, 2/1/2000                           88,726
        191,761         Federal Home Loan Mortgage
                          Corp., Gold Pool #L73108,
                          8.00%, 2/1/2000                          195,419
        133,849         Federal Home Loan Mortgage
                          Corp., Gold Pool #G50337,
                          7.50%, 10/1/2000                         134,362
        126,526         Federal Home Loan Mortgage
                          Corp., Gold Pool #G50295,
                          6.50%, 9/1/2000                          126,863

See Notes to Financial Statements      55

Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                         Value
------                                                         -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
     $  922,409         Federal Home Loan Mortgage
                          Corp., Gold Pool #G50223,
                          7.00%, 12/1/1999                     $   924,568
        208,801         Federal Home Loan Mortgage
                          Corp., Gold Pool #G40056,
                          7.00%, 3/1/2000                          210,128
        161,526         Federal Home Loan Mortgage
                          Corp., Gold Pool #M90366,
                          7.50%, 10/1/1999                         161,527
        408,821         Federal Home Loan Mortgage
                          Corp., Gold Pool #L73383,
                          6.50%, 10/1/2000                         409,908
        317,859         Federal Home Loan Mortgage
                          Corp., Gold Pool #M90391,
                          8.00%, 3/1/2000                          323,921
        273,997         Federal Home Loan Mortgage
                          Corp., Remic 1156 IB,
                          7.00%, 9/15/2001                         275,132
        138,804         Federal Home Loan Mortgage
                          Corp., Gold Pool #N95881,
                          7.00%, 8/1/2001                          139,839
        255,249         Federal Home Loan Mortgage
                          Corp., Gold Pool #N99023,
                          7.50%, 1/1/2000                          256,289
        274,174         Federal Home Loan Mortgage
                          Corp., Gold Pool #G40285,
                          7.50%, 7/1/2001                          277,739
        133,761         Federal Home Loan Mortgage
                          Corp., Gold Pool #N99025,
                          7.50%, 1/1/2000                          134,305
         79,096         Federal Home Loan Mortgage
                          Corp., Gold Pool #L72886,
                          7.50%, 10/1/1999                          79,096
         42,060         Federal Home Loan Mortgage
                          Corp., Gold Pool #N93400,
                          6.50%, 4/1/2000                           42,158
        132,800         Federal Home Loan Mortgage
                          Corp., Gold Pool #N93948,
                          7.00%, 7/1/2000                          133,643
        187,108         Federal Home Loan Mortgage
                          Corp., Gold Pool #M90397,
                          7.50%, 4/1/2000                          189,038
         79,267         Federal National Mortgage
                          Assoc., Pool #124833,
                          7.50%, 5/1/2000                           79,489
         62,036         Federal National Mortgage
                          Assoc., Pool #124789,
                          7.50%, 4/1/2000                           62,462

Principal
Amount                                                         Value
------                                                         -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
     $  515,084         Federal National Mortgage
                          Assoc., Pool #124734,
                          6.50%, 3/1/2000                      $   514,925
         97,155         Federal National Mortgage
                          Assoc., Pool #124909,
                          6.00%, 7/1/2000                           96,877
         51,313         Federal National Mortgage
                          Assoc., Pool #124643,
                          7.50%, 1/1/2000                           51,456
         33,936         Federal National Mortgage
                          Assoc., Pool #190808,
                          7.50%, 4/1/2000                           34,031
      1,150,000         Federal National Mortgage
                          Assoc., Medium Term Note,
                          5.65%, 6/1/2001                        1,141,473
        300,000         Federal National Mortgage
                          Assoc., Medium Term Note,
                          5.16%, 12/22/2000                        297,139
        500,000         Federal National Mortgage
                          Assoc., 6.63%, 6/5/2001                  502,233
        204,244         Federal National Mortgage
                          Assoc., Pool #50934,
                          6.50%, 11/1/2000                         204,181
        825,465         Federal National Mortgage
                          Assoc., Pool #50754,
                          6.50%, 6/1/2000                          825,210
         31,592         Federal National Mortgage
                          Assoc., Pool #50702,
                          7.50%, 1/1/2000                           31,809
      1,266,224         Federal National Mortgage
                          Assoc., Pool #50673,
                          7.00%, 12/1/99                         1,267,022
        133,172         Federal National Mortgage
                          Assoc., Remic 93-33 E,
                          6.25%, 5/25/2000                         132,947
         37,371         Federal National Mortgage
                          Assoc., Pool #190116,
                          6.50%, 11/1/2000                          37,360
         29,547         Federal National Mortgage
                          Assoc., Pool #190778,
                          6.00%, 5/1/2001                           29,464
        100,000         Federal National Mortgage
                          Assoc., Medium Term Note,
                          6.00%, 7/17/2001                          99,639
        176,112         Federal National Mortgage
                          Assoc., Pool #227596,
                          6.50%, 8/1/2000                          176,058
        155,388         Federal National Mortgage
                          Assoc., Pool #303581,
                          7.00%, 1/1/2000                          155,486
        365,892         Federal National Mortgage
                          Assoc., Pool #303072,
                          7.50%, 7/1/2000                          366,910
        108,518         Federal National Mortgage
                          Assoc., Pool #50652,
                          6.50%, 10/1/1999                         108,518
        110,092         Federal National Mortgage
                          Assoc., Pool #269915,
                          6.50%, 1/1/2001                          110,059
         55,462         Federal National Mortgage
                          Assoc., Pool #50646,
                          7.00%, 10/1/1999                          55,463

See Notes to Financial Statements      56

Statement of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                         Value
------                                                         -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
     $  431,732         Federal National Mortgage
                          Assoc., Pool #266905,
                          6.50%, 1/1/2001                      $   430,744
        106,801         Federal National Mortgage
                          Assoc., Pool #264971,
                          6.50%, 1/1/2001                          106,557
        132,310         Federal National Mortgage
                          Assoc., Pool #250131,
                          8.00%, 8/1/2001                          134,129
        437,258         Federal National Mortgage
                          Assoc., Pool #250065,
                          7.00%, 4/1/2001                          440,581
        962,259         Federal National Mortgage
                          Assoc., Pool #124673,
                          7.00%, 2/1/2000                          967,773

Principal
Amount                                                         Value
------                                                         -----
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (CONTINUED)
     $  110,488         Federal National Mortgage
                          Assoc., Pool #190781,
                          7.50%, 5/1/2000                      $   110,796
                                                               -----------
Total United States Government and Agency
   Obligations (Cost $21,091,943)                              $21,072,626
                                                               -----------
Total Investments (Cost $26,318,968)                   96.4%   $26,303,347
Other assets in excess of liabilities                   3.6%       982,625
                                                      -----    -----------
Total Net Assets                                      100.0%   $27,285,972
                                                      =====    ===========

See Notes to Financial Statements      57

                 Statement of Assets and Liabilities          September 30, 1999
                 ---------------------------------------------------------------

                        ASSETS:
                          Investments in securities at value (cost
                          $26,318,968)--Note 2(A)                                             $26,303,347
                          Cash                                                                    189,736
                          Receivable for units sold                                               561,705
                          Dividends and interest receivable                                       271,353
                          Other assets                                                             22,854
                                                                                              -----------
                                                                                               27,348,995
                        LIABILITIES:
                          Payable for units redeemed                               $  8,933
                          Payable for investment managers                             5,414
                          Accrued expenses                                           48,676        63,023
                                                                                   --------   -----------
                        NET ASSETS at value, applicable to 1,171,883 outstanding
                          units of beneficial interest--Note 5                                $27,285,972
                                                                                              ===========
                        NET ASSET VALUE offering and redemption price per unit
                          ($27,285,972 divided by 1,171,883 units)                            $     23.28
                                                                                              ===========

                 Statement of Operations           Year Ended September 30, 1999
                 ---------------------------------------------------------------

                        INVESTMENT INCOME:
                          Income:
                            Interest                                               $1,477,124
                                                                                   ----------
                               Total Income                                                     $1,477,124
                          Expenses:
                            Investment manager's fees--Note 3(A)                       68,063
                            Shareholder servicing fees and expenses--Note 3(B)        161,139
                            Custodian fees and expenses                                10,974
                            Legal and auditing fees                                    22,309
                            Consultant fees                                            12,799
                            Trustees' fees and expenses--Note 3(C)                     29,054
                            Printing and Postage                                       10,188
                            Insurance                                                   3,024
                            Other                                                      26,430
                                                                                   ----------
                               Total Expenses                                         343,980
                               Less expense reimbursement--Note 3(A)                 (126,180)
                                                                                   ----------
                               Net Expenses                                                        217,800
                                                                                                ----------
                        INVESTMENT INCOME--NET                                                   1,259,324
                        REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS--Note 4:
                          Net realized (loss) on investments                          (40,124)
                          Unrealized (depreciation) on investments                    (54,097)
                                                                                   ----------
                        NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS                          (94,221)
                                                                                                ----------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $1,165,103
                                                                                                ==========

                   See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                                 Year Ended     Year Ended
                                                                                  9/30/99        9/30/98
                                                                                 ----------     ----------
                        OPERATIONS:
                          Investment income--net                                $  1,259,324   $  1,208,717
                          Net realized (loss)                                        (40,124)          (625)
                          Net unrealized appreciation (depreciation)                 (54,097)        21,885
                                                                                ------------   ------------
                          Net increase in net assets resulting from operations     1,165,103      1,229,977
                                                                                ------------   ------------
                        CAPITAL TRANSACTIONS--Note 5:
                          Value of units sold                                     28,862,046     51,447,590
                          Value of units redeemed                                (35,125,697)   (47,314,082)
                                                                                ------------   ------------
                          Net increase (decrease) in net assets resulting from
                          capital transactions                                    (6,263,651)     4,133,508
                                                                                ------------   ------------
                          Net increase (decrease)                                 (5,098,548)     5,363,485
                        NET ASSETS at beginning of year                           32,384,520     27,021,035
                                                                                ------------   ------------
                        NET ASSETS at end of year                               $ 27,285,972   $ 32,384,520
                                                                                ============   ============

                   See Notes to Financial Statements

                 NOTES TO FINANCIAL STATEMENTS
                 NOTE 1--GENERAL
                     Participation in RSI Retirement Trust ("RSI") is limited to
                 IRA's and trusts established by eligible employers, which include banks, savings banks, credit unions, savings and loan associations and other organizations determined by the Trustees of RSI to have business interests in common with organizations participating in RSI. Such trusts are exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") and have been established under pension or profit sharing plans which are qualified under Section 401 of the Code ("Participating Plans").

                     In order to provide investment products to Participating
                 Plans, RSI operates, pursuant to an Agreement and Declaration of Trust amended effective as of August 31, 1984 ("Trust Agreement"), as a series fund currently issuing as of September 30, 1999 seven classes of units of beneficial interest: Core Equity Fund, Emerging Growth Equity Fund, Value Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund ("Investment Funds"). The Trust Agreement was amended in 1984 to provide for the continued operation of RSI as an open-end management investment company under the Investment Company Act of 1940 ("Act"). Retirement System Distributors Inc. ("Distributors") acts as the distributor of the Investment Funds' units of beneficial interest. The Distributor is a wholly owned subsidiary of Retirement System Group Inc. ("RSGroup-Registered Trademark-").

                     The financial statements of the Investment Funds are
                 presented on a combined and individual basis. The combined financial statements should be read in conjunction with the individual financial statements.

                 NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

                 (A) SECURITIES VALUATION:  Except for debt securities with remaining maturities of 60 days or less, investments for which market prices are available are valued as follows:

                     (1)each listed equity security is valued at its closing
                        price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price or bid price;

                     (2)each unlisted equity security quoted on the NASDAQ is
                        valued at the last current bid price obtained from the NASDAQ;

                     (3)United States Government and agency obligations and
                        certain other debt obligations are valued based upon bid quotations from various market makers for identical or similar obligations;

                     (4)short-term money market instruments (such as
                        certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

                     Debt securities with remaining maturities of 60 days or
                 less are valued on the basis of amortized cost. In the absence of an ascertainable market value, investments are valued at their fair value as determined by the officers of RSI using methods and procedures reviewed and approved by the RSI's Trustees.

                     Investments and other assets and liabilities denominated in foreign currencies are translated to United States dollars at the prevailing rate of exchange. It is not practical to isolate that portion of income arising from changes in the exchange rates from the portion arising from changes in the market prices of securities.

                 (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:  Securities
                     transactions are recorded on a trade date plus one basis. Realized gain and loss from securities transactions are recorded on a specific cost basis. Dividend income is recognized on the ex-dividend date or when the dividend information is known; interest income, including, where applicable, amortization of discount and premium on investments and zero coupon bonds, is recognized on an accrual basis.

                     The Investment Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Investment Funds' Manager, subject to the sellers' agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Investment Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Investment Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Investment Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                 (C) SECURITIES LOANS:  The Investment Funds lend their
                     securities to other market participants and receive compensation in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Investment Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Investment Funds.

                     Collateral is recognized as an asset and the obligation to return the collateral is recognized as a liability in all cases where cash collateral is received. When other forms of collateral are received the assets and liabilities are generally not recognized as the counterparties have the ability to reclaim the collateral on short notice from the funds.

                 (D) DIVIDENDS TO UNITHOLDERS:  RSI does not normally declare nor pay dividends on its net investment income or capital gains.

                 (E) FEDERAL INCOME TAXES:  RSI has received a determination letter from the Internal Revenue Service stating that it is exempt from taxation under Section 501(a) of the Internal Revenue Code with respect to funds derived from Participating Plans which are pension or profit sharing trusts maintained in conformity with Section 401 of the Code.

                 (F) ACCOUNTING ESTIMATES:  The preparation of financial
                     statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

                 (G) OTHER:  RSI accounts separately for the assets, liabilities and operations of each Investment Fund. Expenses directly attributed to each Investment Fund are charged to that Investment Fund's operations; expenses which are applicable to all Investment Funds are allocated among them.

                     Administrative expenses incurred by RSI relating to the administration of Plans of Participation are charged to Full Participation Employers (as defined in the Trust Agreement) and are not included in the operation of the Investment Funds.

                     The Investment Funds may enter into financial futures contracts which require initial margin deposits of cash or U.S. Government securities equal to approximately 10% of the value of the contract. During the period the financial futures are open, changes in the value of the contracts are recognized by "marking to market" on a daily basis to reflect the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. The Investment Fund is exposed to market risk as a result of movements in securities, values and interest rates.

                 (H) OPTIONS VALUATION:  The Investment Funds may write call options on equity securities. Premiums received for call options written are recorded as a liability and "marked to market" daily to reflect the current value of the option written. If the written option is exercised prior to expiration, the premium received is treated as a realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security.

                 NOTE 3--INVESTMENT MANAGERS' FEES AND OTHER
                 TRANSACTIONS WITH AFFILIATES

                 (A) Retirement System Investors Inc. ("Investors") is the
                     Investment Advisor for each Investment Fund. Investors has retained sub-advisors to manage the International Equity Fund and the Emerging Growth Equity Fund. Investors acts as Investment Manager to the remaining Trust Investment Funds, and in the case of all Investment Funds, exercises general oversight with respect to the portfolio management, including reporting of manager performance to the Trustees and Investment Committee, compliance matters, sub-advisory portfolio analysis, and presentations to unitholders.

                     Beginning February 8, 1999, Investors, Inc. assumed portfolio management of a portion of the Emerging Growth Equity Fund, replacing Friess Associates, Inc. HLM Management Company, Inc. continues as sub-advisor to the balance of the Emerging Growth Equity Fund.

                     Beginning March 1, 1999, Bank of Ireland Asset Management (U.S.) Limited became the sub-advisor to the International Equity Fund, replacing Morgan Grenfell Investment Services Limited.

                     Fees incurred by Investors pursuant to the provisions of its investment management contracts are payable monthly to Investors and quarterly to all sub-advisors and are computed based on the value of the net assets of each Investment Fund determined on a monthly or quarterly basis as appropriate at the rates listed in the following table.

                     The table of rates below are those as of September 30, 1999 as approved by the unitholders.

                            INVESTMENT FUND                   INVESTMENT MANAGER                       FEE
                            ---------------                   ------------------                       ---
                            Core Equity Fund         Retirement System Investors Inc.       .60% on first $50 million
                                                                                            .50% on next
                                                                                            $150 million,
                                                                                            and .40% over
                                                                                            $200 million
                            Value Equity Fund        Retirement System Investors Inc.       .60% on first
                                                                                            $10 million,
                                                                                            .50% on next $10 million,
                                                                                            .40% on next $20 million,
                                                                                            and .30% over $40 million
                            Emerging Growth          Friess Associates, Inc,                1.00%
                              Equity Fund            (Sub-adviser through 2/7/99)
                                                     Retirement System Investors, Inc.      1.00%
                                                     (Portfolio manager beginning 2/8/99)
                                                     HLM Management Company, Inc.           1.00% on first
                                                     (Sub-adviser)                          $25 million
                                                                                            .80% on next $25 million,
                                                                                            and .60% over $50 million

                            INVESTMENT FUND                   INVESTMENT MANAGER                       FEE
                            ---------------                   ------------------                       ---
                            International            Morgan Grenfell Investment             .60% on first
                              Equity Fund            Services Limited (Sub-adviser          $50 million,
                                                     through 2/28/99)                       and .50% over $50 million
                                                     Bank of Ireland Asset Management       .75% on first
                                                     (U.S.) Limited                         $20 million,
                                                     (Sub-adviser beginning 3/1/99)         .50% on next $30 million,
                                                                                            and .35% over $50 million
                            Actively Managed         Retirement System Investors, Inc.      .40% on first
                              Bond Fund                                                     $50 million,
                                                                                            .30% on next
                                                                                            $100 million,
                                                                                            and .20% over
                                                                                            $150 million
                            Intermediate-Term        Retirement System Investors Inc.       .40% on first
                              Bond Fund                                                     $50 million,
                                                                                            .30% on next
                                                                                            $100 million,
                                                                                            and .20% over
                                                                                            $150 million
                            Short-Term               Retirement System Investors Inc.       .25% on first
                              Investment Fund                                               $50 million,
                                                                                            and .20% over $50 million

                     RSI's investment management agreement with Investors provides for RSI to receive a management fee of 0.20% per annum of the average daily net assets of the Investment Funds that employ a sub-advisor. For the year ended September 30, 1999, Investors has voluntarily waived a portion of its investment manager's fee from the Short-Term Investment Fund amounting to $126,180, to limit the Fund's annual expenses to 0.80% of average net assets.

                 (B) Shareholder servicing fees and expenses for the year ended consist of fees paid to Retirement System Consultants Inc., (a subsidiary of RSGroup) under a contract for providing administrative services for the Investment Funds. The fee arrangement applicable for each of the Investment Funds is as follows:

                        AVERAGE NET ASSETS             FEE
                        ------------------             ---
                        First $25 million              .60%
                        Next $25 million               .50%
                        Next $25 million               .40%
                        Over $75 million               .30%

                 (C) Each Trustee who is not an officer of RSI receives an
                     annual fee of $9,500 and a fee of $950 per meeting attended, except that such fee is $400 for a telephonic meeting. Such Trustees also participate in a deferred compensation plan which permits each Trustee to defer payment of a portion of their fees. A Trustee and several officers of RSI are also officers of RSGroup and its subsidiaries.

                 NOTE 4--SECURITIES TRANSACTIONS
                     The following summarizes the securities transactions, other than short-term securities, by the various Investment Funds for the year ended September 30, 1999:

                                                                    PURCHASES         SALES
                                                                    ---------         -----
                        Core Equity Fund                          $ 17,582,116    $ 65,942,271
                        Value Equity Fund                           68,403,061      73,060,155
                        Emerging Growth Equity Fund                133,472,871     140,882,916
                        International Equity Fund                   49,659,100      44,305,567
                        Actively Managed Bond Fund                 101,299,062      74,520,168
                        Intermediate-Term Bond Fund                 31,196,148      29,131,318

                     Net unrealized appreciation (depreciation) consisting of
                 gross unrealized appreciation and gross unrealized depreciation at September 30, 1999 for each of the Investment Funds was as follows:

                                                     NET UNREALIZED       GROSS          GROSS
                                                      APPRECIATION     UNREALIZED      UNREALIZED
                                                     (DEPRECIATION)   APPRECIATION    DEPRECIATION
                                                     --------------   ------------    ------------
                        Core Equity Fund              $124,949,690    $125,566,570    $  (616,880)
                        Value Equity Fund               12,341,637      19,009,318     (6,667,681)
                        Emerging Growth Equity Fund     16,563,353      19,010,996     (2,447,643)
                        International Equity Fund        3,623,018       5,377,641     (1,754,623)
                        Actively Managed Bond Fund      (5,782,603)      1,860,850     (7,643,453)
                        Intermediate-Term Bond Fund     (1,216,745)        206,247     (1,422,992)
                        Short-Term Investment Fund         (15,621)         31,566        (47,187)

                     The following summarizes the market value of securities
                 that were on loan to brokers and the value of securities and cash held as collateral for these loans at September 30, 1999:

                                                                      VALUE OF
                                                                     SECURITIES     VALUE OF
                                                                       LOANED      COLLATERAL
                                                                       ------      ----------
                        Core Equity Fund                             $   584,258   $   602,796
                        Value Equity Fund                              5,656,538     5,854,317
                        Emerging Growth Equity Fund                   12,498,649    12,785,763
                        International Equity Fund                        957,093     1,005,948
                        Actively Managed Bond Fund                    16,699,599    17,029,900
                        Intermediate Term Bond Fund                    4,301,936     4,378,114

                     These securities lending arrangements may result in
                 significant credit exposure in the event the counterparty to the transaction was unable to fulfill its contractual obligations. In accordance with industry practice, the securities lending agreements are generally collaterized by cash or securities with a market value in excess of the Investment Funds obligation under the contract. The Investment Funds attempt to minimize credit risk associated with these activities by monitoring broker credit exposure and collateral values on a daily basis and requiring additional collateral to be deposited with or returned to the Investment Funds when deemed necessary.

                     In June 1996, the Financial Accounting Standards Board
                 issued Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). SFAS 125 provides accounting and reporting standards for transfers of financial assets, including repurchase agreements and securities lending arrangements, and establishes new requirements for pledged collateral. RSI has adopted this pronouncement effective January 1, 1998 and its adoption had no effect on the net assets of the Investment Funds.

                     For the year ended September 30, 1999 the Emerging Growth
                 Equity Fund, Value Equity Fund, and the International Equity Fund each had expenses paid through brokerage/service arrangements which amounted to $17,000, $27,395 and $5,000, respectively.

                 NOTE 5--CAPITAL TRANSACTIONS
                     At September 30, 1999 there were an unlimited number of
                 units of beneficial interest authorized for each Investment
                 Fund.

                     Transactions in the units of beneficial interest of each
                 Investment Fund for the year ended September 30, 1999 were as follows:

                                          CORE EQUITY                      VALUE EQUITY
                                              FUND                             FUND
                                              ----                             ----
                                     UNITS         AMOUNT             UNITS         AMOUNT
                                     -----         ------             -----         ------
            Units sold               232,825    $ 32,286,369          322,785    $ 23,902,497
            Units redeemed          (813,497)    (83,603,978)        (280,637)    (28,708,085)
                                    --------    ------------         --------    ------------
            Net increase
             (decrease)             (580,672)   $(51,317,609)          42,148    $ (4,805,588)
                                    ========    ============         ========    ============

                                        EMERGING GROWTH                   INTERNATIONAL
                                          EQUITY FUND                      EQUITY FUND
                                          -----------                      -----------
                                     UNITS         AMOUNT             UNITS         AMOUNT
                                     -----         ------             -----         ------
            Units sold               219,060    $ 15,660,494          328,739    $ 18,155,816
            Units redeemed          (285,013)    (19,050,135)        (196,704)    (10,410,771)
                                    --------    ------------         --------    ------------
            Net increase
             (decrease)              (65,953)   $ (3,389,641)         132,035    $  7,745,045
                                    ========    ============         ========    ============

                                         ACTIVELY MANAGED                 INTERMEDIATE-TERM
                                             BOND FUND                        BOND FUND
                                             ---------                        ---------
                                       UNITS         AMOUNT             UNITS         AMOUNT
                                       -----         ------             -----         ------
            Units sold               1,478,003    $ 55,604,217          475,910    $ 16,296,336
            Units redeemed            (830,998)    (31,115,385)        (417,042)    (14,283,691)
                                     ---------    ------------         --------    ------------
            Net increase (decrease)    647,005    $ 24,488,832           58,868    $  2,012,645
                                     =========    ============         ========    ============

                                            SHORT-TERM
                                         INVESTMENT FUND
                                         ---------------
                                      UNITS          AMOUNT
                                      -----          ------
            Units sold               1,268,707    $ 28,862,046
            Units redeemed          (1,548,299)    (35,125,697)
                                    ----------    ------------
            Net increase
             (decrease)               (279,592)   $ (6,263,651)
                                    ==========    ============

                     Transactions in the units of beneficial interest of each
                 Investment Fund for the year ended September 30, 1998 were as follows:

                                          CORE EQUITY                      VALUE EQUITY
                                              FUND                             FUND
                                              ----                             ----
                                     UNITS         AMOUNT             UNITS         AMOUNT
                                     -----         ------             -----         ------
            Units sold               276,487    $ 22,854,166          334,572    $ 20,642,979
            Units redeemed          (844,421)    (68,118,523)        (251,265)    (15,152,673)
                                    --------    ------------         --------    ------------
            Net increase
             (decrease)             (567,934)   $(45,264,357)          83,307    $  5,490,306
                                    ========    ============         ========    ============

                                         EMERGING GROWTH                    INTERNATIONAL
                                           EQUITY FUND                       EQUITY FUND
                                           -----------                       -----------
                                      UNITS         AMOUNT              UNITS        AMOUNT
                                      -----         ------              -----        ------
            Units sold                153,746    $ 11,606,019           195,365    $ 9,648,430
            Units redeemed           (231,027)    (17,083,955)         (135,770)    (6,755,055)
                                     --------    ------------          --------    -----------
            Net increase (decrease)   (77,281)   $ (5,477,936)           59,595    $ 2,893,375
                                     ========    ============          ========    ===========

                                         ACTIVELY MANAGED                INTERMEDIATE-TERM
                                            BOND FUND                        BOND FUND
                                            ---------                        ---------
                                      UNITS         AMOUNT             UNITS         AMOUNT
                                      -----         ------             -----         ------
            Units sold                744,236    $ 26,734,278          227,648    $  7,479,124
            Units redeemed           (782,105)    (27,911,465)        (643,793)    (21,111,961)
                                     --------    ------------         --------    ------------
            Net increase (decrease)   (37,869)   $ (1,177,187)        (416,145)   $(13,632,837)
                                     ========    ============         ========    ============

                                            SHORT-TERM
                                         INVESTMENT FUND
                                         ---------------
                                      UNITS          AMOUNT
                                      -----          ------
            Units sold               2,372,449    $ 51,447,590
            Units redeemed          (2,193,734)    (47,314,082)
                                    ----------    ------------
            Net increase
             (decrease)                178,715    $  4,133,508
                                    ==========    ============

                     Net Assets at September 30, 1999 are comprised as follows:

                                                                                EMERGING
                                                CORE EQUITY       VALUE          GROWTH      INTERNATIONAL
                                                   FUND            FUND       EQUITY FUND     EQUITY FUND
                                                   ----            ----       -----------     -----------
                        Paid-in capital
                          (deficit)            $(198,772,892)  $(32,736,716)  $(44,133,937)   $ 5,538,745
                        Accumulated income
                          (loss)                 49,420,614     20,055,199     (4,868,522)     (1,906,580)
                        Accumulated realized
                          gain                  198,775,659     85,178,911    108,630,279      42,169,438
                        Unrealized
                          appreciation          124,949,690     12,341,637     16,563,353       3,486,323
                                               -------------   ------------   ------------    -----------
                                               $174,373,071    $84,839,031    $76,191,173     $49,287,926
                                               =============   ============   ============    ===========

                                                                                       ACTIVELY
                                                 SHORT-TERM      INTERMEDIATE-TERM     MANAGED
                                               INVESTMENT FUND       BOND FUND        BOND FUND
                                               ---------------       ---------        ---------
                        Paid-in capital
                          (deficit)             $(17,325,461)      $(82,324,461)     $(24,715,077)
                        Accumulated income        43,337,892        129,913,956       176,950,266
                        Accumulated realized
                          gain                     1,289,162         16,150,828        37,744,815
                        Unrealized
                          appreciation
                          (depreciation)             (15,621)        (1,216,745)       (5,782,603)
                                                ------------       ------------      ------------
                                                $ 27,285,972       $ 62,523,578      $184,197,401
                                                ============       ============      ============

                 NOTE 6--FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK
                     The Investment Funds' activity during the year in writing
                 equity call options had off-balance sheet risk of accounting loss. These financial instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. A written equity call option obligates an Investment Fund to deliver the underlying security upon exercise by the holder of the option. The Investment Funds cover options written by owning the underlying security.
                     A summary of the Investment Funds' option transactions
                 written for the year follows:

                                                                      NUMBER OF
                                                                       OPTIONS    PREMIUMS
                                                                      CONTRACTS   RECEIVED
                        CORE EQUITY FUND                              ---------   --------
                        Contracts outstanding at September 30, 1998        3      $  2,622
                        Options written                                  190        88,277
                        Options exercised                                  0             0
                        Options expired                                 (193)      (90,899)
                                                                        ----      --------
                        Contracts outstanding at September 30, 1999        0      $      0
                                                                        ====      ========

                                                                      NUMBER OF
                                                                       OPTIONS    PREMIUMS
                                                                      CONTRACTS   RECEIVED
                        VALUE EQUITY FUND                             ---------   --------
                        Contracts outstanding at September 30, 1998       37      $ 12,463
                        Options written                                   73        29,228
                        Options exercised                                  0             0
                        Options expired                                 (110)      (41,691)
                                                                        ----      --------
                        Contracts outstanding at September 30, 1999        0      $      0
                                                                        ====      ========

                     As of September 30, 1999, the International Equity Fund had
                 outstanding forward currency contracts as set forth below. These contracts are reported in the financial statements at the Fund's net loss of $(143,989) which is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at September 30, 1999.

                                                                    SETTLEMENT  UNREALIZED
                                           CONTRACTS TO BUY            DATE     GAIN (LOSS)
                                    ------------------------------  ----------  -----------
                        38,886,000  Japanese Yen for U.S. $325,569   10/21/99    $ (41,191)
                        14,117,000  Japanese Yen for U.S. $129,443   10/21/99       (3,704)
                        47,520,000  Japanese Yen for U.S. $432,787   11/09/99      (16,982)
                        48,420,000  Japanese Yen for U.S. $426,458   11/18/99      (32,534)
                        13,263,000  Japanese Yen for U.S. $122,127   11/18/99       (3,598)
                        11,759,000  Japanese Yen for U.S. $108,378   11/24/99       (3,204)
                        40,924,000  Japanese Yen for U.S. $372,544   11/24/99      (15,786)
                        37,159,000  Japanese Yen for U.S. $338,116   11/30/99      (14,848)
                        90,537,000  Japanese Yen for U.S. $854,824   01/18/00      (12,142)
                                                                                -----------
                                                                                 $ (143,989)
                                                                                -----------

                 NOTE 7--FINANCIAL HIGHLIGHTS

                                                                          CORE EQUITY FUND
                                                          -------------------------------------------------
                                                            YEAR      YEAR      YEAR      YEAR      YEAR
                                                            ENDED     ENDED     ENDED     ENDED     ENDED
                                                           9/30/99   9/30/98   9/30/97   9/30/96   9/30/96
                                                          --------- --------- --------- --------- ---------
                        PER UNIT OPERATING PERFORMANCE:*
                         (for a unit outstanding
                          throughout
                          the year)
                        Net Asset Value, Beginning of
                          Year                            $  79.41  $  76.11  $  56.57  $  46.71  $  35.57
                                                          --------  --------  --------  --------  --------
                        Income from Investment
                          Operations:

                            Investment income--net            0.37      0.58      0.60      0.72      0.74

                            Net realized and unrealized
                              gain
                              on investments                 26.52      2.72     18.94      9.14     10.40
                                                          --------  --------  --------  --------  --------
                              Total from Investment
                                Operations                   26.89      3.30     19.54      9.86     11.14
                                                          --------  --------  --------  --------  --------
                          Net Asset Value, End of the
                            Year                          $ 106.30  $  79.41  $  76.11  $  56.57  $  46.71
                                                          ========  ========  ========  ========  ========
                              TOTAL RETURN                   33.86%     4.34%    34.54%    21.11%    31.21%

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                           (0.97)%    (0.94)%    (0.90)%    (0.92)%    (0.98)%
                          Investment Income--net              0.37%     0.72%     0.92%     1.40%     1.86%
                        Portfolio Turnover Rate               8.89%     5.62%     5.68%     9.95%     7.91%
                        Net Assets at End of the Year
                          ($1,000's)                      $174,373  $176,367  $212,273  $217,356  $189,942

                 -----------------------------------------
                 * Using average units basis.

                                                                           VALUE EQUITY FUND
                                                          ----------------------------------------------------
                                                            YEAR       YEAR       YEAR       YEAR       YEAR
                                                           ENDED      ENDED      ENDED      ENDED      ENDED
                                                          9/30/99    9/30/98    9/30/97    9/30/96    9/30/95
                                                          --------   --------   --------   --------   --------
                        PER UNIT OPERATING PERFORMANCE:*
                         (for a unit outstanding
                          throughout
                          the year)
                        Net Asset Value, Beginning of
                          Year                            $ 56.27    $ 57.36    $ 39.67    $ 32.63    $ 27.05
                                                          -------    -------    -------    -------    -------
                        Income from Investment
                          Operations:

                            Investment income--net           0.66       0.57       0.60       0.72       0.93

                            Net realized and unrealized
                              gain
                              (loss) on investments         15.08      (1.66)     17.09       6.32       4.65
                                                          -------    -------    -------    -------    -------
                              Total from Investment
                                Operations                  15.74      (1.09)     17.69       7.04       5.58
                                                          -------    -------    -------    -------    -------
                          Net Asset Value, End of the
                            Year                          $ 72.01    $ 56.27    $ 57.36    $ 39.67    $ 32.63
                                                          =======    =======    =======    =======    =======
                              TOTAL RETURN                  27.97%     (1.90)%    44.59%     21.58%     20.63%

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                          (1.02)%    (1.11)%    (1.20)%    (1.20)%    (1.32)%
                          Investment Income--net             0.94%      0.93%      1.26%      1.98%      3.24%
                        Portfolio Turnover Rate             90.14%     95.66%     99.25%     61.53%     67.06%
                        Net Assets at End of the Year
                          ($1,000's)                      $84,839    $63,931    $60,389    $52,231    $43,824

                 -----------------------------------------
                 * Using average units basis.

                                                                      EMERGING GROWTH EQUITY FUND
                                                          ----------------------------------------------------
                                                            YEAR       YEAR       YEAR       YEAR       YEAR
                                                           ENDED      ENDED      ENDED      ENDED      ENDED
                                                          9/30/99    9/30/98    9/30/97    9/30/96    9/30/95
                                                          --------   --------   --------   --------   --------
                        PER UNIT OPERATING PERFORMANCE:*
                         (for a unit outstanding
                          throughout
                          the year)
                        Net Asset Value, Beginning of
                          Year                            $ 54.90    $ 84.47    $ 67.07    $ 52.58    $ 35.96
                                                          -------    -------    -------    -------    -------
                        Income from Investment
                          Operations:

                            Investment (loss)--net          (1.05)     (0.90)     (0.95)     (0.90)     (0.67)

                            Net realized and unrealized
                              gain
                              (loss) on investments         27.11     (28.67)     18.35      15.39      17.29
                                                          -------    -------    -------    -------    -------
                              Total from Investment
                                Operations                  26.06     (29.57)     17.40      14.49      16.62
                                                          -------    -------    -------    -------    -------
                          Net Asset Value, End of the
                            Year                          $ 80.96    $ 54.90    $ 84.47    $ 67.07    $ 52.58
                                                          =======    =======    =======    =======    =======
                              TOTAL RETURN                  47.47%    (35.01)%    25.94%     27.56%     46.22%

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                          (1.99)%    (1.94)%    (1.98)%    (1.91)%    (2.12)%
                          Investment (loss)--net            (1.55)%    (1.22)%    (1.39)%    (1.54)%    (1.61)%
                        Portfolio Turnover Rate            222.98%    204.41%    177.68%    150.40%    170.54%
                        Net Assets at End of the Year
                          ($1,000's)                      $76,191    $55,287    $91,589    $92,136    $74,625

                 -----------------------------------------
                 * Using average units basis.

                                                                       INTERNATIONAL EQUITY FUND
                                                          ----------------------------------------------------
                                                            YEAR       YEAR       YEAR       YEAR       YEAR
                                                           ENDED      ENDED      ENDED      ENDED      ENDED
                                                          9/30/99    9/30/98    9/30/97    9/30/96    9/30/95
                                                          --------   --------   --------   --------   --------
                        PER UNIT OPERATING PERFORMANCE:*
                         (for a unit outstanding
                          throughout
                          the year)
                        Net Asset Value, Beginning of
                          Year                            $ 45.44    $ 51.09    $ 45.25    $ 40.25    $ 38.08
                                                          -------    -------    -------    -------    -------
                        Income from Investment
                          Operations:

                            Investment (loss)--net          (0.21)     (0.14)     (0.14)     (0.08)     (0.02)

                            Net realized and unrealized
                              gain
                              (loss) on investments         10.64      (5.51)      5.98       5.08       2.19
                                                          -------    -------    -------    -------    -------
                              Total from Investment
                                Operations                  10.43      (5.65)      5.84       5.00       2.17
                                                          -------    -------    -------    -------    -------
                          Net Asset Value, End of the
                            Year                          $ 55.87    $ 45.44    $ 51.09    $ 45.25    $ 40.25
                                                          =======    =======    =======    =======    =======
                              TOTAL RETURN                  22.95%    (11.06)%    12.91%     12.42%      5.70%

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                          (1.97)%    (1.94)%    (1.96)%    (1.93)%    (1.90)%
                          Investment Income (Loss)--net     (0.39)%    (0.27)%    (0.29)%    (0.20)%    (0.07)%
                        Portfolio Turnover Rate            120.42%     92.82%     61.87%     51.29%     51.40%
                        Net Assets at End of the Year
                          ($1,000's)                      $49,288    $34,083    $35,276    $39,602    $31,143

                 -----------------------------------------
                 * Using average units basis.

                                                                     ACTIVELY MANAGED BOND FUND
                                                          -------------------------------------------------
                                                            YEAR      YEAR      YEAR      YEAR      YEAR
                                                            ENDED     ENDED     ENDED     ENDED     ENDED
                                                           9/30/99   9/30/98   9/30/97   9/30/96   9/30/95
                                                          --------- --------- --------- --------- ---------
                        PER UNIT OPERATING PERFORMANCE:*
                         (for a unit outstanding
                          throughout
                          the year)
                        Net Asset Value, Beginning of
                          Year                            $  37.73  $  33.89  $  30.79  $  29.58  $  26.06
                                                          --------  --------  --------  --------  --------
                        Income from Investment
                          Operations:

                            Investment income--net            2.32      2.19      2.04      1.80      1.64

                            Net realized and unrealized
                              gain
                              (loss) on investments          (2.84)     1.65      1.06     (0.59)     1.88
                                                          --------  --------  --------  --------  --------
                              Total from Investment
                                Operations                   (0.52)     3.84      3.10      1.21      3.52
                                                          --------  --------  --------  --------  --------
                          Net Asset Value, End of the
                            Year                          $  37.21  $  37.73  $  33.89  $  30.79  $  29.58
                                                          ========  ========  ========  ========  ========
                              TOTAL RETURN                   (1.38)%    11.33%    10.07%     4.09%    13.51%

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                           (0.78)%    (0.81)%    (0.81)%    (0.80)%    (0.84)%
                          Investment Income--net              6.17%     6.16%     6.32%     5.94%     5.95%
                        Portfolio Turnover Rate              42.18%    71.12%    69.29%    17.14%    18.21%
                        Net Assets at End of the Year
                          ($1,000's)                      $184,197  $162,355  $147,139  $150,304  $140,127

                 -----------------------------------------
                 * Using average units basis.

                                                                     INTERMEDIATE-TERM BOND FUND
                                                          -------------------------------------------------
                                                            YEAR      YEAR      YEAR      YEAR      YEAR
                                                            ENDED     ENDED     ENDED     ENDED     ENDED
                                                           9/30/99   9/30/98   9/30/97   9/30/96   9/30/95
                                                          --------- --------- --------- --------- ---------
                        PER UNIT OPERATING PERFORMANCE:*
                         (for a unit outstanding
                          throughout
                          the year)
                        Net Asset Value, Beginning of
                          Year                            $  34.10  $  31.55  $  29.30  $  28.01  $  25.40
                                                          --------  --------  --------  --------  --------
                        Income from Investment
                          Operations:

                            Investment income--net            1.85      1.93      1.78      1.74      1.66

                            Net realized and unrealized
                              gain
                              (loss) on investments          (1.41)     0.62      0.47     (0.45)     0.95
                                                          --------  --------  --------  --------  --------
                              Total from Investment
                                Operations                    0.44      2.55      2.25      1.29      2.61
                                                          --------  --------  --------  --------  --------
                          Net Asset Value, End of the
                            Year                          $  34.54  $  34.10  $  31.55  $  29.30  $  28.01
                                                          ========  ========  ========  ========  ========
                              TOTAL RETURN                    1.29%     8.08%     7.68%     4.61%    10.28%

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                           (1.12)%    (1.10)%    (1.04)%    (0.98)%    (0.98)%
                          Investment Income--net              5.40%     5.92%     5.86%     6.06%     6.27%
                        Portfolio Turnover Rate              50.51%   107.30%    67.95%    13.20%    15.95%
                        Net Assets at End of the Year
                          ($1,000's)                       $62,524   $59,718   $68,389   $74,754   $90,482

                 -----------------------------------------
                 * Using average units basis.

                                                                       SHORT-TERM INVESTMENT FUND
                                                          ----------------------------------------------------
                                                            YEAR       YEAR       YEAR       YEAR       YEAR
                                                           ENDED      ENDED      ENDED      ENDED      ENDED
                                                          9/30/99    9/30/98    9/30/97    9/30/96    9/30/95
                                                          --------   --------   --------   --------   --------
                        PER UNIT OPERATING PERFORMANCE:*
                         (for a unit outstanding
                          throughout
                          the year)
                        Net Asset Value, Beginning of
                          Year                            $ 22.31    $ 21.23    $ 20.24    $ 19.31    $ 18.36
                                                          -------    -------    -------    -------    -------
                        Income from Investment
                          Operations:

                            Investment income--net           1.05       1.06       0.97       0.94       0.93

                            Net realized and unrealized
                              gain
                              (loss) on investments         (0.08)      0.02       0.02      (0.01)      0.02
                                                          -------    -------    -------    -------    -------
                              Total from Investment
                                Operations                   0.97       1.08       0.99       0.93       0.95
                                                          -------    -------    -------    -------    -------
                          Net Asset Value, End of the
                            Year                          $ 23.28    $ 22.31    $ 21.23    $ 20.24    $ 19.31
                                                          =======    =======    =======    =======    =======
                              TOTAL RETURN                   4.35%      5.09%      4.89%      4.82%      5.17%

                        RATIOS/SUPPLEMENTAL DATA:

                        Ratios to Average Net Assets
                          Expenses                          (0.80)%    (0.80)%    (0.80)%    (0.80)%    (0.80)%
                          Investment Income--net             4.63%      4.89%      4.67%      4.76%      4.94%
                        Decrease in above expense ratio
                          due to fee waiver                  0.46%      0.50%      0.45%      0.39%      0.34%
                        Net Assets at End of the Year
                          ($1,000's)                      $27,286    $32,385    $27,021    $25,668    $27,360

                 -----------------------------------------
                 * Using average units basis.

                 REPORT OF INDEPENDENT ACCOUNTANTS
                 ---------------------------------------------------------------

                 TO THE BOARD OF TRUSTEES AND UNITHOLDERS OF
                 RSI RETIREMENT TRUST

                     In our opinion, the accompanying combined and individual
                 statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund series of RSI Retirement Trust, (hereafter referred to as the "Funds") at September 30, 1999, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended
                 September 30, 1998, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated October 30, 1998 expressed an unqualified opinion on those financial statements.

                 PricewaterhouseCoopers LLP

                 New York, New York
                 October 29, 1999

                 CHANGE IN INDEPENDENT ACCOUNTANTS
                 ---------------------------------------------------------------

                 RSI RETIREMENT TRUST

                     On August 13, 1999, McGladrey & Pullen, LLP (McGladrey)
                 resigned as independent auditors of the Trust pursuant to an agreement by PricewaterhouseCoopers LLP (PwC) to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Trust at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Funds during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report. On September 23, 1999, the Trust, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditor.

                 1999 ANNUAL MEETING
                 RESULTS
                     On April 26, 1999, at its Annual Meeting of Trust
                 Participants, the following items were considered. The results, which are unaudited, follow:

                 1) Approval of portfolio management by Retirement System Investors Inc. of a portion of the Emerging Growth Equity Fund. (Voted on by Emerging Growth Fund unitholders only.)

              UNITS
FOR        579,047.246
AGAINST        488.589
ABSTAIN        258.325

                 2) Approval of a new investment sub-advisory agreement between Retirement System Investors Inc. and Bank of Ireland Management (U.S.) Limited. (Voted on by International Equity Fund unitholders only.)

              UNITS
FOR        427,877.809
AGAINST         64.408
ABSTAIN              0

                 3) Approval of a new investment management agreement between the Trust and Retirement System Investors Inc. for the International Equity Fund. (Voted on by International Equity Fund unitholders only.)

              UNITS
FOR        427,877.809
AGAINST         64.408
ABSTAIN              0

                 4) Approval of a new investment management agreement between the Trust and Retirement System Investors Inc. for the Value Equity Fund. (Voted on by Value Equity Fund unitholders only.)

              UNITS
FOR        719,764.471
AGAINST      2,376.853
ABSTAIN         91.273

                 OFFICERS
                 ---------------------------------------------------------------
                 William Dannecker, President
                 James P. Coughlin, C.F.A., Executive Vice President and Chief Investment Officer
                 Stephen P. Pollak, Esq., Executive Vice President, Counsel and Secretary
                 Heidi Viceconte, First Vice President and Treasurer
                 John F. Meuser, Senior Vice President
                 Durando J. Saccente, Senior Vice President
                 Veronica A. Fisher, Vice President and Assistant Treasurer Chris R. Kaufman, Vice President
                 Stephen A. Hughes, First Vice President
                 Herbert Kuhl, Jr., C.F.A., First Vice President
                 Deborah A. Modzelewski, First Vice President
                 Kenneth Berkson, Second Vice President
                 Michael Morgenroth, Second Vice President
                 Barbara L. Schenk, Second Vice President

                 CONSULTANTS
                 ---------------------------------------------------------------
                 Actuarial--Retirement System Consultants Inc.
                 Administrative and Recordkeeping--Retirement System Consultants Inc.
                 Investments--Hewitt Investment Group (a Division of Hewitt Associates, LLC)

                 INVESTMENT MANAGERS
                 ---------------------------------------------------------------
                 Bank of Ireland Asset Management (U.S.) Limited
                 HLM Management Company, Inc.
                 Retirement System Investors Inc.

                 CUSTODIANS
                 ---------------------------------------------------------------
                 The Chase Manhattan Bank
                 Custodial Trust Company

                 DISTRIBUTOR
                 ---------------------------------------------------------------
                 Retirement System Distributors Inc.

                 TRANSFER AGENT
                 ---------------------------------------------------------------
                 Retirement System Consultants Inc.

                 INDEPENDENT AUDITORS
                 ---------------------------------------------------------------
                 PricewaterhouseCoopers LLP

                 COUNSEL
                 ---------------------------------------------------------------
                 Swidler Berlin Shereff Friedman, LLP

                 BOARD OF TRUSTEES
                 ---------------------------------------------------------------
                 Herbert G. Chorbajian
                   Vice Chairman
                   Charter One Financial, Inc.
                   Cleveland, OH

                 Candace Cox *
                   Managing Director
                   Emerald Capital Advisors, NY, NY

                 James P. Cronin
                   President, Treasurer and Chief Executive Officer The Dime Savings Bank of Norwich, Norwich, CT

                 William Dannecker
                   President and Chief Executive Officer
                   Retirement System Group Inc., NY, NY

                 Ralph L. Hodgkins, Jr.
                   Retired Chief Executive Officer
                   Mid Maine Savings Bank, FSB, Auburn, ME

                 Maurice E. Kinkade
                   Director of Development
                   Maplebrook School, Amenia, NY

                 Willliam G. Lillis
                   Real Estate Consultant

                 William A. McKenna, Jr.
                   Chairman, President and Chief Executive Officer Ridgewood Savings Bank, Ridgewood, NY

                 William L. Schrauth
                   President and Chief Executive Officer
                   The Savings Bank of Utica, NY

                 William E. Swan
                   President and Chief Executive Officer
                   Lockport Savings Bank, NY

                 Raymond L. Willis
                   Private Investments

                 * Resigned, effective November 4, 1999

THE INFORMATION CONTAINED HEREIN SHALL NOT BE CONSTRUED TO BE OR CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO BUY UNITS IN THE RSI RETIREMENT TRUST. SALES OF UNITS IN THE TRUST MAY BE MADE ONLY IN THOSE STATES WHERE SUCH UNITS ARE EXEMPT FROM REGISTRATION OR HAVE BEEN QUALIFIED FOR SALE. TOTAL RETURNS ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. FUTURE PERFORMANCE AND UNIT NET ASSET VALUE WILL FLUCTUATE SO THAT UNITS, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

1999
ANNUAL REPORT

                                   [LOGO]
                                   RSI RETIREMENT TRUST

                                   CORE EQUITY FUND
                                   VALUE EQUITY FUND
                                   EMERGING GROWTH EQUITY FUND
                                   INTERNATIONAL EQUITY FUND
                                   ACTIVELY MANAGED BOND FUND
                                   INTERMEDIATE-TERM BOND FUND
                                   SHORT-TERM INVESTMENT FUND


                                   BROKER/DEALER
                                   [LOGO]
                                   RETIREMENT SYSTEM
                                   Distributors Inc.

                                   317 Madison Avenue
                                   New York, NY 10017-5397